KEYSTONE GOVERNMENT SECURITIES FUND

                                     PART A

                                   PROSPECTUS

KEYSTONE GOVERNMENT
SECURITIES FUND
PROSPECTUS NOVEMBER 29, 1996

  Keystone Government Securities Fund (the "Fund") is a mutual fund that seeks the highest possible level of current income, consistent with the safety of principal and maintenance of liquidity, by investing at least 65% of its assets in securities issued by or guaranteed as to principal and interest by the full faith and credit of the United States ("U.S.") government. The Fund may also invest up to 35% of its assets in securities issued by U.S. government agencies or instrumentalities that are not guaranteed as to principal and interest by the U.S. government and in certain money market instruments, including commercial paper, bank obligations and corporate obligations.

  The Fund offers Class A, B and C shares. Information on share classes and their fee and sales charge structures may be found in the "Fee Table," "How to Buy Shares," "Alternative Sales Options," "Contingent Deferred Sales Charge and Waiver of Sales Charges," "Distribution Plans," and "Fund Shares" sections of this prospectus.


  This prospectus concisely states information about the Fund that you should know before investing. Please read it and retain it for future reference.


  Additional information about the Fund is contained in a statement of additional information dated November 29, 1996, which has been filed with the Securities and Exchange Commission and is incorporated by reference into this prospectus. For a free copy, or for other information about the Fund, write to the address or call the telephone number provided on this page.


KEYSTONE GOVERNMENT SECURITIES FUND
200 BERKELEY STREET
BOSTON, MASSACHUSETTS 02116-5034
CALL TOLL FREE 1-800-343-2898

TABLE OF CONTENTS
                                                                          Page

Fee Table                                                                    2
Financial Highlights                                                         3
The Fund                                                                     6
Investment Objective and Policies                                            6
Investment Restrictions                                                      8
Risk Factors                                                                 8
Pricing Shares                                                               9
Dividends and Taxes                                                          9
Fund Management and Expenses                                                10
How to Buy Shares                                                           13
Alternative Sales Options                                                   14
Contingent Deferred Sales Charge and
  Waiver of Sales Charges                                                   18
Distribution Plans                                                          19
How to Redeem Shares                                                        20
Shareholder Services                                                        22
Performance Data                                                            24
Fund Shares                                                                 24
Additional Information                                                      25
Additional Investment Information                                          (i)
Exhibit A                                                                  A-1


  SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                  FEE TABLE
                     KEYSTONE GOVERNMENT SECURITIES FUND


    The purpose of this fee table is to assist investors in understanding the costs and expenses that an investor in each class of shares of the Fund will bear directly or indirectly. For more complete descriptions of the various costs and expenses, see the following sections of this prospectus: "Fund Management and Expenses"; "How to Buy Shares"; "Alternative Sales Options"; "Contingent Deferred Sales Charge and Waiver of Sales Charges"; "Distribution Plans"; and "Shareholder Services."

                                                       CLASS A SHARES          CLASS B SHARES          CLASS C SHARES
                                                          FRONT-END               BACK-END               LEVEL LOAD
SHAREHOLDER TRANSACTION EXPENSES                         LOAD OPTION           LOAD OPTION(1)             OPTION(2)
                                                          ---------              ---------               ---------
Maximum Sales Load Imposed on Purchases ...........      4.75%(3)         None                         None
  (as a percentage of offering price)
Deferred Sales Load ...............................      0.00%(4)         5.00% in the first year      1.00% in the first
  (as a percentage of the lesser of original                              declining to 1.00% in        year and 0.00%
  purchase price or redemption proceeds, as                               the sixth year and           thereafter
  applicable)                                                             0.00% thereafter
Exchange Fee (per exchange)(5)  ...................      $10.00           $10.00                       $10.00
ANNUAL FUND OPERATING EXPENSES(6)
  (After Expense Reimbursements)
  (as a percentage of average net assets)
Management Fees ...................................      0.65%            0.65%                        0.65%
12b-1 Fees ........................................      0.24%            1.00%(7)                     1.00%(7)
Other Expenses ....................................      0.25%            0.24%                        0.24%
                                                         ----             ----                         ----
Total Fund Operating Expenses .....................      1.14%            1.89%                        1.89%
                                                         ====             ====                         ====

EXAMPLES(8)                                                                       1 YEAR       3 YEARS      5 YEARS     10 YEARS
You would pay the following expenses on a $1,000 investment, assuming (1) 5%
  annual return and (2) redemption at the end of each period:
    Class A ..................................................................     $59           $82         $107         $180
    Class B ..................................................................     $69           $89         $122         $202
    Class C ..................................................................     $29           $59         $102         $222
You would pay the following expenses on a $1,000 investment, assuming no redemption at the end of each period:
    Class A ..................................................................     $59           $82         $107         $180
    Class B ..................................................................     $19           $59         $102         $202
    Class C ..................................................................     $19           $59         $102         $222
AMOUNTS SHOWN IN THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER
OR LESS THAN THOSE SHOWN.

----------
(1)  Class B shares purchased on or after June 1, 1995 convert tax free to Class A shares after eight years. See "Class B Shares"
     for more information.
(2)  Class C shares are available only through dealers who have entered into special distribution agreements with Keystone
     Investment Distributors Company, the Fund's principal underwriter.
(3)  The sales charge applied to purchases of Class A shares declines as the amount invested increases. See "Class A Shares."
(4)  Purchases of Class A shares in the amount of $1,000,000 or more and/or purchases made by certain qualifying retirement or other plans are not subject to a sales charge at the time of purchase, but may be subject to a contingent deferred sales charge. See the "Class A Shares" and "Contingent Deferred Sales Charge and Waiver of Sales Charges" sections of this prospectus for an explanation of the charge.
(5)  There is no fee for exchange orders received by the Fund directly from a shareholder over the Keystone Automated Response
     Line ("KARL"). (For a description of KARL, see "Shareholder Services".)
(6)  Expense ratios are for the Fund's fiscal year ended July 31, 1996, after giving effect to the reimbursement by Keystone
     Investment Management Company ("Keystone") of expenses in accordance with certain voluntary expense limits. Effective October
     2, 1995, Keystone voluntarily limited expenses of Class A, B, and C shares to 1.15%, 1.90% and 1.90%, respectively, of each such class's average daily net assets. Keystone intends to continue the foregoing expense limits on a calendar month-by-month basis and may modify or terminate them in the future. Absent voluntary expense limits, expense ratios for the Fund's Class
     A, B and C shares would have been 1.41%, 2.17%, and 2.17%, respectively, of average net assets for the fiscal year ended
     July 31, 1996. Total Fund Operating Expenses includes indirectly paid expenses.
(7)  Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the
     National Association of Securities Dealers, Inc. ("NASD").
(8)  The Securities and Exchange Commission requires use of a 5% annual return figure for purposes of this example. Actual return for the Fund may be greater or less than 5%.

                             FINANCIAL HIGHLIGHTS

            KEYSTONE GOVERNMENT SECURITIES FUND -- CLASS A SHARES


                (For a share outstanding throughout each year)

    The following table contains important financial information relating to the Fund and has been audited by KPMG Peat Marwick LLP, the Fund's independent auditors. The table appears in the Fund's Annual Report and should be read in conjunction with the Fund's financial statements and related notes, which also appear, together with the independent auditors' report, in the Fund's Annual Report. The Fund's financial statements, related notes, and independent auditors' report are incorporated by reference into the statement of additional information. Additional information about the Fund's performance is contained in its Annual Report, which will be made available upon request and without charge.

                                                                                                                   FEBRUARY 13, 1987
                                                                                                                   (COMMENCEMENT
                                                           YEAR ENDED JULY 31,                                      OF OPERATIONS)
                         ----------------------------------------------------------------------------------------     TO JULY 31,
                          1996        1995    1994(c)     1993      1992      1991      1990      1989      1988         1987
                          -----       -----   -------     -----     -----     -----     -----     -----     -----   ---------------
NET ASSET VALUE
  BEGINNING OF YEAR ..   $  9.61    $  9.48   $ 10.45   $ 10.58   $ 10.18   $ 10.01   $ 10.11   $  9.74   $ 10.22       $10.00
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income       0.61       0.67      0.57      0.68      0.68      0.76      0.76      0.75      0.75         0.14
Net realized and
  unrealized gain
  (loss) on
  investments ........     (0.18)      0.11     (0.63)     0.46      0.55      0.17     (0.10)     0.35     (0.40)        0.22
                         -------    -------   -------   -------   -------   -------   -------   -------   -------       ------
Total from investment
   operations ........      0.43       0.78     (0.06)     1.14      1.23      0.93      0.66      1.10      0.35         0.36
                         -------    -------   -------   -------   -------   -------   -------   -------   -------       ------
LESS DISTRIBUTIONS FROM:
Net investment income      (0.60)     (0.65)    (0.57)    (0.68)    (0.69)    (0.76)    (0.76)    (0.73)    (0.83)       (0.14)
In excess of net
  investment income ..     (0.03)         0     (0.02)    (0.06)    (0.04)        0         0         0         0            0
Tax basis return of
  capital ............         0          0     (0.06)        0         0         0         0         0         0            0
Net realized gain on
  investments ........         0          0         0     (0.53)    (0.10)        0         0         0         0            0
In excess of net
  realized gain on
  investments ........         0          0     (0.26)        0         0         0         0         0         0            0
                         -------    -------   -------   -------   -------   -------   -------   -------   -------       ------
Total distributions ..     (0.63)     (0.65)    (0.91)    (1.27)    (0.83)    (0.76)    (0.76)    (0.73)    (0.83)       (0.14)
                         -------    -------   -------   -------   -------   -------   -------   -------   -------       ------
NET ASSET VALUE END OF
  YEAR ...............   $  9.41    $  9.61   $  9.48   $ 10.45   $ 10.58   $ 10.18   $ 10.01   $ 10.11   $  9.74       $10.22
                         =======    =======   =======   =======   =======   =======   =======   =======   =======       ======
TOTAL RETURN (a) .....     4.51%      8.64%    (0.71%)   11.51%    12.45%     9.62%     6.84%    11.89%     3.55%        3.60%
RATIOS/SUPPLEMENTAL DATA
Ratios to average net
assets:
  Total expenses .....     1.14%(b)   1.00%     1.00%     1.41%     1.93%     1.92%     1.91%     1.90%     1.30%        1.00%(d)
  Total expenses
    excluding
    reimbursement ....     1.41%      1.42%     1.35%     1.73%     1.93%     1.92%     1.91%     1.90%     1.30%        1.00%(d)
  Net investment
    income ...........     6.27%      7.11%     5.97%     6.49%     6.44%     7.46%     7.61%     7.68%     7.29%        5.74%(d)
Portfolio turnover rate     176%       182%      230%      189%       93%       72%       58%      171%      206%          60%
NET ASSETS END OF YEAR
  (THOUSANDS) ........   $24,685    $29,776   $38,541   $50,594   $47,892   $55,597   $61,744   $68,493   $73,757       $3,479

   (a)  Excluding applicable sales charges.
   (b)  Ratio of total expenses to average net assets for the year ended July 31, 1996 includes indirectly paid expenses. Excluding indirectly paid expenses, the expense ratio would have been 1.13% for the year ended July 31, 1996.
   (c)  Calculation based on average shares outstanding.
   (d)  Annualized for the period April 14, 1987 (Commencement of Investment Operations) to July 31, 1987.

                             FINANCIAL HIGHLIGHTS

                     KEYSTONE GOVERNMENT SECURITIES FUND
                                CLASS B SHARES


                (For a share outstanding throughout each year)

    The following table contains important financial information relating to the Fund and has been audited by KPMG Peat Marwick LLP, the Fund's independent auditors. The table is taken from the Fund's Annual Report and should be read in conjunction with the Fund's financial statements and related notes, which also appear, together with the independent auditors' report, in the Fund's Annual Report. The Fund's financial statements, related notes, and independent auditors' report are incorporated by reference into the statement of additional information. Additional information about the Fund's performance is contained in its Annual Report, which will be made available upon request and without charge.

                                                                                     FEBRUARY 1, 1993
                                                YEAR ENDED JULY 31,                  (DATE OF INITIAL
                                  ------------------------------------------------  PUBLIC OFFERING) TO
                                      1996             1995            1994(c)         JULY 31, 1993
                                      ----             ----            ----         -------------------
NET ASSET VALUE BEGINNING OF YEAR    $  9.61          $  9.48          $ 10.45             $10.32
                                     -------          -------          -------             ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income  ..               0.53             0.59             0.50               0.26
Net realized and unrealized gain
  (loss) on investments ..........     (0.18)            0.12            (0.63)              0.22
                                     -------          -------          -------             ------
Total from investment operations        0.35             0.71            (0.13)              0.48
                                     -------          -------          -------             ------

LESS DISTRIBUTIONS FROM:
Net investment income ............     (0.53)           (0.58)           (0.49)             (0.26)
In excess of net investment income     (0.03)               0            (0.03)             (0.09)
Tax basis return of capital ......         0                0            (0.06)                 0
In excess of net realized gain on
  investments ....................         0                0            (0.26)                 0
                                     -------          -------          -------             ------
Total distributions ..............     (0.56)           (0.58)           (0.84)             (0.35)
                                     -------          -------          -------             ------
NET ASSET VALUE END OF YEAR ......   $  9.40          $  9.61          $  9.48             $10.45
                                     =======          =======          =======             ======
TOTAL RETURN (a) .................     3.63%            7.81%           (1.44%)             4.69%

RATIOS/SUPPLEMENTAL DATA
Ratios to average net assets:
  Total expenses .................     1.89%(b)         1.75%            1.75%              1.72%(d)
  Total expenses excluding
   reimbursement .................     2.17%            2.09%            2.12%              2.28%(d)
  Net investment income ..........     5.52%            6.40%            5.32%              5.46%(d)
Portfolio turnover rate ..........      176%             182%             230%               189%
NET ASSETS END OF YEAR (THOUSANDS)   $17,694          $18,064          $15,386             $9,223

(a)  Excluding applicable sales charges.
(b)  Ratio of total expenses to average net assets for the year ended July 31, 1996 includes indirectly paid expenses. Excluding indirectly paid expenses, the expense ratio would have been 1.88% for the year ended July 31, 1996.
(c)  Calculation based on average shares outstanding.
(d)  Annualized.

                             FINANCIAL HIGHLIGHTS

                     KEYSTONE GOVERNMENT SECURITIES FUND
                                CLASS C SHARES


                (For a share outstanding throughout each year)


    The following table contains important financial information relating to the Fund and has been audited by KPMG Peat Marwick LLP, the Fund's independent auditors. The table is taken from the Fund's Annual Report and should be read in conjunction with the Fund's financial statements and related notes, which also appear, together with the independent auditors' report, in the Fund's Annual Report. The Fund's financial statements, related notes, and independent auditors' report are incorporated by reference into the statement of additional information. Additional information about the Fund's performance is contained in its Annual Report, which will be made available upon request and without charge.


                                                                                        FEBRUARY 1, 1993
                                                   YEAR ENDED JULY 31,                  (DATE OF INITIAL
                                     ------------------------------------------------  PUBLIC OFFERING) TO
                                         1996             1995            1994(c)         JULY 31, 1993

NET ASSET VALUE BEGINNING OF YEAR       $ 9.62           $ 9.49          $ 10.46            $ 10.32
                                        ------           ------          -------            -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income  ........           0.54             0.61             0.50               0.25
Net realized and unrealized
  gain (loss) on investments ....        (0.19)            0.10            (0.63)              0.24
                                        ------           ------          -------            -------
Total from investment operations          0.35             0.71            (0.13)              0.49
                                        ------           ------          -------            -------

LESS DISTRIBUTIONS FROM:
Net investment income .........          (0.53)           (0.58)           (0.50)             (0.25)
In excess of net investment income       (0.03)               0            (0.02)             (0.10)
Tax basis return of capital ...              0                0            (0.06)                 0
In excess of net realized gain
  on investments ..............              0                0            (0.26)                 0
                                        ------           ------          -------            -------
Total distributions ...........          (0.56)           (0.58)           (0.84)             (0.35)
                                        ------           ------          -------            -------
NET ASSET VALUE END OF YEAR ...         $ 9.41           $ 9.62          $  9.49            $ 10.46
                                        ======           ======          =======            =======
TOTAL RETURN (a) ..............          3.62%            7.81%           (1.44%)             4.79%

RATIOS/SUPPLEMENTAL DATA
Ratios to average net assets:
  Total expenses ..............          1.89%(b)         1.75%            1.75%              1.71%(d)
  Total expenses excluding
    reimbursement .............          2.17%            2.17%            2.12%              2.17%(d)
  Net investment income .......          5.53%            6.32%            5.32%              5.31%(d)
Portfolio turnover rate .......           176%             182%             230%               189%
NET ASSETS END OF YEAR (THOUSANDS)      $8,293           $9,101          $17,505            $13,286

(a)  Excluding applicable sales charges.
(b)  Ratio of total expenses to average net assets for the year ended July 31, 1996 includes indirectly paid expenses. Excluding indirectly paid expenses, the expense ratio would have been 1.88% for the year ended July 31, 1996.
(c)  Calculation based on average shares outstanding.
(d)  Annualized.

THE FUND
  The Fund is an open-end, diversified management investment company commonly known as a mutual fund. The Fund was formed as a Massachusetts business trust on October 24, 1986. The Fund is one of approximately twenty funds managed by Keystone Management, Inc. ("Keystone Management"), its investment manager, and is one of more than thirty funds advised by Keystone Investment Management Company ("Keystone"), the Fund's investment adviser. Keystone and Keystone Management are, from time to time, also collectively referred to as "Keystone."

INVESTMENT OBJECTIVE AND POLICIES
INVESTMENT OBJECTIVE
  The Fund seeks the highest possible level of current income, consistent with the safety of principal and maintenance of liquidity, by investing primarily in securities issued, or guaranteed as to principal and interest, by the full faith and credit of the U.S. government.

  The Fund's investment objective is fundamental and may not be changed without the vote of a majority of the Fund's outstanding shares (as defined in the Investment Company Act of 1940 ("1940 Act"), which means the lesser of
(1) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (2) more than 50% of the outstanding shares).

  Any investment involves risk, and there is no assurance that the Fund will achieve its investment objective.

PRINCIPAL INVESTMENTS
  Under ordinary circumstances, the Fund expects to invest at least 65% of its assets in Government National Mortgage Association ("GNMA") certificates, U.S. Treasury securities and such other securities that are issued, or guaranteed as to principal and interest, by the full faith and credit of the U.S. government ("U.S. Government Guaranteed Securities"). The Fund may invest in U.S. Government Guaranteed Securities denominated in foreign currencies. The Fund may also invest in certain money market instruments and certain other securities issued by U.S. government agencies or instrumentalities ("Other Eligible Securities"). (See "Other Eligible Securities.")


  While the Fund may invest in securities of any maturity, it is currently expected that, under normal circumstances, the Fund will not hold securities with maturities of more than 30 years or less than 5 years (other than certain money market securities).


  U.S. TREASURY SECURITIES. U.S. Treasury securities are debt obligations issued by the U.S. Treasury on behalf of the U.S. government to provide some of the funds needed to finance its activities. Treasury securities come in the form of Treasury bills, notes and bonds. Treasury bills ("T-bills") are issued on a discount basis and mature within one year or less from the date of issue. Treasury notes and bonds are intermediate and long-term obligations, respectively, and entitle the holder to periodic interest payments from the U.S. Treasury. Treasury securities could also include so-called Treasury STRIPS. STRIPS involve the separation by the U.S. Treasury of the corpus (face amount) of the bond or note from the coupon (interest portion). The U.S. Treasury redeems the bond or note for the face value thereof at maturity and redeems the stripped coupon (interest portion) beginning at the date specified thereon.


  GNMA CERTIFICATES. The mortgage loans that back the GNMA certificates are issued by lenders such as mortgage bankers, commercial banks and savings and loan associations and are either insured by the Federal Housing Administration ("FHA") or Farmers Home Administration ("FmHA") or guaranteed by the Veterans Administration ("VA").

  A "pool" or group of such mortgages is assembled and, after being approved by GNMA, is offered to investors through securities dealers. Once approved by GNMA (a government corporation within the U.S. Department of Housing and Urban Development), the timely payment of interest and principal on each mortgage is guaranteed by the full faith and credit of the U.S. government. While the timely payment of principal and interest is guaranteed, the market value of the GNMA certificate is not. When interest rates rise, the value of a GNMA certificate held in the Fund may decrease as does the value of other debt instruments. However, when interest rates decline, the value of the certificate may not increase as much as that of other debt securities because of the prepayment features of GNMA certificates.


  As mortgage-backed securities, GNMA certificates differ from bonds in that principal is paid back monthly by the borrower over the term of the loan rather than returned in a lump sum at maturity. GNMA certificates are called "pass-through" securities because both interest and principal payments (including prepayments) are passed through to the holder of the certificate. If a GNMA certificate is purchased for the Fund at a premium, the premium would be lost in the event prepayment occurs. Upon receipt, principal payments will be used by the Fund to purchase additional GNMA certificates, other U.S. Government Guaranteed Securities or Other Eligible Securities at the then prevailing market interest rate, which may be less than the rate of interest on the underlying GNMA certificate.


  In addition to its investments in GNMA certificates, the Fund may also invest, to the extent permitted by its investment policies, in certain other types of collateralized mortgage obligations ("CMOs") as well as inverse floating rate CMOs and interest only ("IO") and principal only ("PO") stripped mortgage obligations, all of whose underlying securities are U.S. Government Guaranteed Securities. See "Additional Investment Information."


OTHER ELIGIBLE SECURITIES
  The Fund may invest up to 35% of its total assets in certain securities issued by U.S. government agencies or instrumentalities even though such securities are not guaranteed as to principal and interest by the U.S. government. Securities issued or guaranteed by U.S. government agencies or instrumentalities include securities issued or guaranteed by the FHA, FMHA, Export-Import Bank of the United States, Small Business Administration, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Banks, Federal Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, The Tennessee Valley Authority, District of Columbia Armory Board and Federal National Mortgage Association.

  Some obligations of U.S. government agencies and instrumentalities, such as securities of Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury. Others, such as bonds issued by the Federal National Mortgage Association, a private corporation, are supported only by the credit of the instrumentality. Because the U.S. government is not obligated by law to provide support to an instrumentality it sponsors, the Fund will invest in the securities issued by such an instrumentality only when Keystone determines (under standards established by the Board of Trustees) that the credit risk posed by the instrumentality does not make its securities unsuitable investments.

  U.S. government securities do not include those issued or backed by international agencies or instrumentalities in which the U.S. government, its agencies or instrumentalities participate, such as the World Bank, Asian Development Bank or the Inter-American Development Bank or issues insured by the Federal Deposit Insurance Corporation.

  In addition, the Fund may invest up to 35% of its total assets in the following types of money market instruments: (1) commercial paper, including master demand notes, that at the date of investment is rated A-1, the highest grade given by Standard & Poor's Corporation ("S&P"), PRIME-1, the highest grade given by Moody's Investors Service ("Moody's") or, if not rated by such services, is issued by a company that at the date of investment has an outstanding issue rated A or better by S&P or Moody's; (2) obligations, including certificates of deposit and bankers' acceptances, of banks or savings and loan associations having at least $1 billion in assets as of the date of their most recently published financial statements that are members of the Federal Deposit Insurance Corporation, including U.S. branches of foreign banks and foreign branches of U.S. banks; and (3) corporate obligations that at the date of investment are rated A or better by S&P or Moody's.

  The Fund may enter into repurchase and reverse repurchase agreements, purchase and sell securities on a when issued and delayed delivery basis and purchase or sell securities on a forward commitment basis, write covered call and put options and purchase call and put options to close out existing positions. The Fund may also enter into currency and other financial futures contracts and related options transactions for hedging purposes and not for speculation. The Fund may employ new investment techniques with respect to such options and futures contracts and related options.


  In addition to its investments in IOs, POs and inverse floating rate CMOs, forwards, futures and options, the Fund may also invest in certain other types of derivative instruments, including interest rate swaps, and caps and floors. These vehicles can also be combined to create more complex products called hybrid derivatives or structured securities.


  For further information about the types of investments and investment techniques available to the Fund, including the associated risks, see the "Risk Factors" and "Additional Investment Information" sections of the prospectus and the statement of additional information.

INVESTMENT RESTRICTIONS
  The Fund has adopted the fundamental restrictions summarized below, which may not be changed without the approval of a 1940 Act majority of the Fund's outstanding shares. These restrictions and certain other fundamental and non-fundamental restrictions are set forth in detail in the statement of additional information.

  Generally, the Fund may not do the following: (1) with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer (other than U.S. Government Securities); and (2) borrow money or enter into reverse repurchase agreements, except that the Fund may enter into reverse repurchase agreements or borrow money from banks for temporary or emergency purposes in aggregate amounts up to one-third of the value of the Fund's net assets; provided that while borrowings exceed 5% of the Fund's net assets, any such borrowings will be repaid before additional investments are made.

RISK FACTORS
  Like any investment, your investment in the Fund involves an element of risk. Before you buy shares of the Fund, you should carefully evaluate your ability to assume the risks your investment in the Fund poses.

  Certain risks related to the Fund are discussed below. In addition to the risks discussed in this section, specific risks attendant to individual securities or investment practices are discussed in "Additional Investment Information" and the statement of additional information.


  By itself, the Fund does not constitute a balanced investment program. You should take into account your own investment objectives as well as your other investments when considering an investment in the Fund.

  Should the Fund need to raise cash to meet a large number of redemptions, it might have to sell portfolio securities at a time when it would be disadvantageous to do so.


  U.S. GOVERNMENT SECURITIES. While U.S. Government Guaranteed Securities are guaranteed as to principal and interest, the market value of such securities is not guaranteed. Generally, the market value of U.S. government securities, like other fixed income securities, will vary inversely with changes in interest rates. For example, if interest rates increase after the Fund purchases a U.S. government security, and the Fund sells the security before it matures, the Fund may incur a loss on the sale.

  Investment yields on relatively short-term investments, such as U.S. government securities, are subject to substantial and rapid fluctuations.

  To the extent that investments are made in Other Eligible Securities, such investments, despite favorable credit ratings, are subject to some risk of default.

  DERIVATIVES. The market value of derivatives or structured securities may vary depending upon the manner in which the investments have been structured and may fluctuate much more rapidly and to a much greater extent. As a result, the value of such investments may change at a rate in excess of the rate at which traditional fixed income securities change and, depending on the structure of the derivative, may change in a manner opposite to the change in the market value of a traditional fixed income security. See "Additional Investment Information" and the statement of additional information for a further discussion of the risks inherent in the use of derivatives.

PRICING SHARES
  The net asset value of a Fund share is computed each day on which the New York Stock Exchange (the "Exchange") is open as of the close of trading on the Exchange (currently 4:00 p.m. eastern time for the purpose of pricing Fund shares) except on days when changes in the value of the Fund's portfolio securities do not affect the current net asset value of its shares. The Exchange currently is closed on weekends, New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share of the Fund is arrived at by determining the value of the Fund's assets, subtracting its liabilities and dividing the result by the number of its shares outstanding.

  Current values for the Fund's portfolio securities are determined as follows:

  (1) U.S. government securities, other than Treasury bills, are valued on the basis of valuations provided by a pricing service approved by the Fund's Board of Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities, various relationships between securities and yield to maturity in determining value.

  (2) short-term investments that are purchased with maturities of sixty days or less are valued at amortized cost (original purchase cost as adjusted for amortization of premium or accretion of discount), which, when combined with accrued interest, approximates market.

  (3) short-term investments maturing in more than sixty days when purchased that are held on the sixtieth day prior to maturity are valued at amortized cost (market value on the sixtieth day adjusted for amortization of premium or accretion of discount), which, when combined with accrued interest, approximates market.

  (4) All other investments are valued at market value or, where market quotations are not readily available, at fair value as determined in good faith according to procedures established by the Fund's Board of Trustees.

DIVIDENDS AND TAXES
  The Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code (the "Code"). The Fund qualifies if, among other things, it distributes to its shareholders at least 90% of its net investment income for its fiscal year. The Fund also intends to make timely distributions, if necessary, sufficient in amount to avoid the nondeductible 4% excise tax imposed on a regulated investment company to the extent that it fails to distribute, with respect to each calendar year, at least 98% of its ordinary income for such calendar year and 98% of its net capital gains for the one-year period ending on October 31 of such calendar year.

  If the Fund qualifies and if it distributes all of its net investment income and net capital gains, if any, to shareholders, it will be relieved of any federal income tax liability.

  The Fund will make distributions from its net investment income monthly and net capital gains, if any, at least annually. Shareholders receive Fund distributions in the form of additional shares of that class of shares upon which the distribution is based or, at the shareholder's option, in cash. Fund distributions in the form of additional shares are made at net asset value without the imposition of a sales charge.

  Because Class A shares bear most of the costs of distribution of such shares through payment of a front-end sales charge, while Class B and Class C shares bear such expenses through a higher annual distribution fee, expenses attributable to Class B and Class C shares will generally be higher than those of Class A shares, and income distributions paid by the Fund with respect to Class A shares will generally be greater than those paid with respect to Class B and Class C shares.

  Dividends and distributions are taxable whether they are received in cash or in shares. Income dividends and net short-term gains dividends are taxable as ordinary income. Net long-term dividends are taxable as capital gains regardless of how long the Fund's shares are held. If Fund shares held for less than six months are sold at a loss, however, such loss will be treated for tax purposes as a long-term capital loss to the extent of any long-term capital gains dividends received. Any taxable dividend declared in October, November or December to shareholders of record in such month and paid by the following January 31 will be includable in the taxable income of the shareholder as if paid on December 31 of the year in which the dividend was declared.

  The Fund advises its shareholders annually as to the federal tax status of all distributions made during the year.


  Only certain states allow income received from direct U.S. government obligations to be tax-exempt when received directly as dividends from investment companies. Further, some of the states that allow such exemption require that there be a certain minimum percentage of investment income derived from direct U.S. government obligations. The Fund will inform shareholders of the percentage of income that is derived from direct U.S. government obligations.

FUND MANAGEMENT AND EXPENSES


BOARD OF TRUSTEES
  Under Massachusetts law, the Fund's Board of Trustees has absolute and exclusive control over the management and disposition of all assets of the Fund. Subject to the authority of the Board of Trustees, Keystone Management, located at 200 Berkeley Street, Boston, Massachusetts 02116-5034, is responsible for the overall management of the Fund's business and affairs.

INVESTMENT MANAGER
  Keystone Management was organized in 1989 and is a wholly-owned subsidiary of Keystone. Its directors and principal executive officers have been affiliated with Keystone, a seasoned investment adviser, for a number of years. Keystone Management also serves as investment manager to some of the other funds in the Keystone America Fund Family and to certain other funds in the Keystone Family of Funds.

  Pursuant to its Investment Management Agreement with the Fund (the "Management Agreement"), Keystone Management has delegated its investment management functions, except for certain administrative and management services, to Keystone and has entered into an Investment Advisory Agreement with Keystone (the "Advisory Agreement") under which Keystone provides investment, advisory and management services as described below to the Fund.

  Services provided by Keystone Management include (1) performing research and planning with respect to (a) the Fund's qualification as a regulated investment company under Subchapter M of the Code, (b) tax treatment of the Fund's portfolio investments, (c) tax treatment of special corporate actions (such as reorganizations), (d) state tax matters affecting the Fund, and (e) the Fund's distributions of income and capital gains; (2) preparing the Fund's federal and state tax returns; and (3) providing services to the Fund's shareholders in connection with federal and state taxation and distributions of income and capital gains.

  The Fund pays Keystone Management a fee for its services at the annual rate below:
                                                                     Aggregate
                                                               Net Asset Value
Management                                                       of the Shares
Fee                                 Income                         of the Fund
------------------------------------------------------------------------------
                            2.0% of Gross Dividend
                           and Interest Income plus

0.50% of the first                                          $100,000,000, plus
0.45% of the next                                           $100,000,000, plus
0.40% of the next                                           $100,000,000, plus
0.35% of the next                                           $100,000,000, plus
0.30% of the next                                           $100,000,000, plus
0.25% of amounts over                                       $500,000,000

computed as of the close of business each business day and payable daily.

  During the year ended July 31, 1996, the Fund paid or accrued to Keystone Management investment management and administrative services fees of $365,012, which represented 0.65% of the Fund's average net assets on an annualized basis. Of such amount paid to Keystone Management, $310,260 was paid or accrued to Keystone for its services to the Fund.

INVESTMENT ADVISER
  Keystone has provided investment advisory and management services to investment companies and private accounts since 1932. Keystone is a wholly-owned subsidiary of Keystone Investments, Inc. ("Keystone Investments"). Both Keystone and Keystone Investments are located at 200 Berkeley Street, Boston, Massachusetts 02116-5034.

  Keystone Investments is a private corporation predominantly owned by current and former members of management of Keystone and its affiliates. The shares of Keystone Investments common stock beneficially owned by management are held in a number of voting trusts, the trustees of which are George S. Bissell, Albert
H. Elfner, III, Edward F. Godfrey, Ralph J. Spuehler, Jr. and Rosemary D. Van Antwerp. Keystone Investments provides accounting, bookkeeping, legal, personnel and general corporate services to Keystone Management, Keystone, their affiliates and the Keystone Investments Family of Funds.


  Pursuant to the Advisory Agreement, Keystone receives for its services an annual fee representing 85% of the management fee received by Keystone Management under the Management Agreement.


  The Management Agreement and Advisory Agreement continue in effect from year to year only so long as such continuance is specifically approved at least annually by (i) the Fund's Board of Trustees or by vote of a majority of the outstanding shares of the Fund and (ii) the vote of a majority of the Fund's Independent Trustees who are not interested persons; as defined in the 1940 Act, of the Fund and who have no direct or indirect financial interest in the Distribution Plans or any agreement related thereto, cast in person at a meeting called for the purpose of voting on such approval. The Management Agreement may be terminated, without penalty, on 60 days' written notice by the Fund or Keystone Management or may be terminated by a vote of shareholders of the Fund. The Advisory Agreement may be terminated, without penalty, on 60 days' written notice by the Fund, Keystone Management or Keystone or by a vote of shareholders of the Fund. The Management Agreement and Advisory Agreement will terminate automatically upon their assignment, as defined in the 1940 Act.

  Keystone Investments has recently entered into an Agreement and Plan of Acquisition and Merger with First Union Corporation ("First Union"), pursuant to which Keystone Investments will be merged with and into a wholly-owned subsidiary of First Union National Bank of North Carolina ("FUNB-NC") (the "Merger"). The surviving corporation will assume the name "Keystone Investments, Inc." Subject to a number of conditions being met, it is currently anticipated that the Merger will take place on or around December 11, 1996. Thereafter, Keystone Investments, Inc. would be a subsidiary of FUNB-NC.

  If consummated, the proposed Merger will be deemed to cause an assignment, within the meaning of the 1940 Act, of both the Management Agreement and the Advisory Agreement. Consequently, the completion of the Merger is contingent upon, among other things, the approval of the Fund's shareholders of a new investment advisory and management agreement between the Fund and Keystone (the "New Advisory Agreement"). The Fund's Trustees have approved the terms of the New Advisory Agreement, subject to the approval of shareholders and the completion of the Merger, and have called a special meeting of shareholders to obtain their approval of, among other things, the New Advisory Agreement. The meeting is expected to be held in December 1996. The proposed New Advisory Agreement has terms, including fees payable thereunder, that are substantively identical to those in the current agreements.

  In addition to an assignment of the Fund's Advisory Agreement, the Merger, if consummated, will also be deemed to cause an assignment, as defined by the 1940 Act, of the Principal Underwriting Agreement between the Fund and the Fund's principal underwriter, Keystone Investment Distributors Company (the "Principal Underwriter"). As a result, the Fund's Trustees have approved the following agreements, subject to the Merger's completion: (i) a principal underwriting agreement between Evergreen Funds Distributor, Inc. ("EFD") and the Fund; (ii) a marketing services agreement between the Principal Underwriter and EFD with respect to the Fund; and (iii) a subadministration agreement between Keystone and Furman Selz LLC with respect to the Fund. EFD is a wholly-owned subsidiary of Furman Selz LLC. It is currently anticipated that on or about January 2, 1997, Furman Selz LLC will transfer EFD, and Furman Selz LLC's related services, to BISYS Group, Inc. ("BISYS") (the "Transfer"). The Fund's Trustees have also approved, subject to completion of the Transfer, (i) a new principal underwriting agreement between EFD and the Fund; (ii) a new marketing services agreement between the Principal Underwriter and EFD with respect to the Fund; and (iii) a subadministration agreement between Keystone and BISYS with respect to the Fund. The terms of such agreements will be substantively identical to the terms of the agreements to be executed upon completion of the Merger.

  The Fund has adopted a Code of Ethics incorporating policies on personal securities trading as recommended by the Investment Company
Institute.

PORTFOLIO MANAGER
  Christopher P. Conkey has been the Fund's portfolio manager since 1987. He is a Keystone Senior Vice President with over 13 years of investment experience.

FUND EXPENSES
  The Fund pays all of its expenses. In addition to the investment advisory and management fees discussed above, the principal expenses that the Fund is expected to pay include, but are not limited to, expenses of its Independent Trustees; expenses associated with its transfer, dividend disbursing and shareholder servicing agent, its custodian, its independent auditors and legal counsel to its Trustees; fees payable to government agencies, including registration and qualification fees of the Fund and its shares under federal and state securities laws; and certain extraordinary expenses. In addition, each class will pay all of the expenses attributable to it. Such expenses are currently limited to Distribution Plan expenses. The Fund also pays its brokerage commissions, interest charges and taxes.

  For the fiscal year ended July 31, 1996, after expense reimbursements, the Fund's Class A, B and C shares each paid 1.14%, 1.89% and 1.89%, respectively, of average net assets in expenses (including indirectly paid expenses). In accordance with such voluntary expense limitations, for the fiscal year ended July 31, 1995, Keystone reimbursed the Fund, $74,053, $54,565, and $24,301, respectively, for the Fund's Class A, Class B and Class C shares.

  Keystone has currently voluntarily limited the expenses of the Fund's Class A, B, and C shares to 1.15%, 1.90%, and 1.90%, respectively, of each class's average daily net assets. Keystone intends to continue the foregoing expense limitations on a calendar month-by-month basis. Keystone will periodically evaluate these limits and may modify or terminate them in the future. Keystone will not be required to reimburse the Fund to the extent such reimbursement would result in the Fund's inability to qualify as a regulated investment company under the Code.

  During the year ended July 31, 1995, the Fund paid or accrued to Keystone Investments $24,249 as reimbursement for certain accounting services. During the same year, the Fund paid or accrued to Keystone Investor Resource Center, Inc. ("KIRC"), the Fund's transfer and dividend disbursing agent, $124,611 for transfer agent fees. KIRC is a wholly-owned subsidiary of Keystone and is located at 200 Berkeley Street, Boston, Massachusetts, 02116-5034.

SECURITIES TRANSACTIONS
  Under policies established by the Fund's Board of Trustees, Keystone selects broker-dealers to execute transactions subject to the receipt of best execution. When selecting broker-dealers to execute portfolio transactions for the Fund, Keystone may consider the number of shares of the Fund sold by the broker-dealer. In addition, broker-dealers executing portfolio transactions may, from time to time, be affiliated with the Fund, Keystone, the Fund's principal underwriter or their affiliates. The Fund may pay higher commissions to broker-dealers that provide research services. Keystone may use these services in advising the Fund as well as in advising its other clients.

PORTFOLIO TURNOVER
  The portfolio turnover rate will vary from year to year. For the fiscal years ended July 31, 1995 and 1996, the portfolio turnover rates for the Fund were 182% and 176%, respectively. High portfolio turnover may involve correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund, as well as additional realized gains and/or losses to shareholders. The Fund pays brokerage commissions in connection with the writing of options and effecting the closing purchase or sale transactions as well as for some purchases and sales of portfolio securities.

  For further information about brokerage and distributions, see the statement of additional information.

HOW TO BUY SHARES
  You may purchase shares of the Fund from any broker-dealer that has a selling agreement with Principal Underwriter. The Principal Underwriter, a wholly-owned subsidiary of Keystone, is located at 200 Berkeley Street, Boston, Massachusetts 02116-5034.

  In addition, you may purchase shares of the Fund by mailing to the Fund, c/o Keystone Investor Resource Center, Inc., P.O. Box 2121, Boston, Massachusetts 02106-2121, a completed account application and a check payable to the Fund. You may also telephone 1-800-343-2898 to obtain the number of an account to which you can wire or electronically transfer funds and then send in a completed account application. Subsequent investments in Fund shares may be made by check, by wiring Federal funds, by direct deposit or by an electronic funds transfer ("EFT").

  Orders for the purchase of shares of the Fund will be confirmed at an offering price equal to the net asset value per share next determined after receipt of the order in proper form by Principal Underwriter (generally as of the close of the Exchange on that day) plus, in the case of Class A shares, the applicable sales charge. Orders received by broker-dealers or other firms prior to the close of the Exchange and received by Principal Underwriter prior to the close of its business day will be confirmed at the offering price effective as of the close of the Exchange on that day.

  Orders for shares received other than as stated above will receive the offering price equal to the net asset value per share next determined (generally the next business day's offering price) plus, in the case of the Class A shares, the applicable sales charge.

  The Fund reserves the right to determine the net asset value more frequently than once a day if deemed desirable. Broker-dealers and other financial services firms are obligated to transmit orders promptly.


  The initial purchase must be at least $1,000. There is no minimum amount for subsequent purchases.

  The Fund reserves the right to withdraw all or any part of the offering made by this prospectus and to reject purchase orders.

  Shareholder inquiries should be directed to KIRC by calling toll free 1-800-343-2898 or writing to KIRC or to the firm from which you received this prospectus.


ALTERNATIVE SALES OPTIONS
  The Fund offers Class A, B and C shares:

CLASS A SHARES -- FRONT-END LOAD OPTION
  Class A shares are sold with a sales charge at the time of purchase. Class A shares are not subject to a deferred sales charge when they are redeemed except as follows: Class A shares purchased (1) in an amount equal to or exceeding $1,000,000 or (2) by a corporate or certain other qualified retirement plan or a non-qualified deferred compensation plan or a Title I tax sheltered annuity or TSA Plan sponsored by an organization having 100 or more eligible employees (a "Qualifying Plan"), in either case without a front-end sales charge, will be subject to a contingent deferred sales charge for the 24-month period following the date of purchase.

CLASS B SHARES -- BACK-END LOAD OPTION
  Class B shares are sold without a sales charge at the time of purchase, but are, with certain exceptions, subject to a deferred sales charge if they are redeemed. Class B shares purchased on or after June 1, 1995, are subject to a deferred sales charge upon redemption during the 72-month period from and including the month of purchase. Class B shares purchased prior to June 1, 1995, are subject to a deferred sales charge upon redemption during the four calendar years following purchase. Class B shares purchased on or after June 1, 1995, that have been outstanding for eight years from and including the month of purchase will automatically convert to Class A shares without the imposition of a front-end sales charge or exchange fee. Class B shares purchased prior to June 1, 1995, will retain their existing conversion rights.

CLASS C SHARES -- LEVEL LOAD OPTION
  Class C shares are sold without a sales charge at the time of purchase, but are subject to a deferred sales charge if they are redeemed within one year after the date of purchase. Class C shares are available only through broker-dealers who have entered into special distribution agreements with the Principal Underwriter.

  Each class of shares, pursuant to its Distribution Plan, pays an annual service fee of 0.25% of the Fund's average daily net assets attributable to that class. In addition to the 0.25% service fee, the Class B and C Distribution Plans provide for the payment of an annual distribution fee of up to 0.75% of the average daily net assets attributable to their respective classes.

  Investors who would rather pay the entire cost of distribution at the time of investment, rather than spreading such cost over time, might consider Class A shares. Other investors might consider Class B or Class C shares (in which case 100% of the purchase price is invested immedi-ately) depending on the amount of the purchase and the intended length of investment.


  The Fund will not normally accept any purchase of Class B shares in the amount of $250,000 or more, and will not normally accept any purchase of Class C shares in the amount of $1,000,000 or more.

CLASS A SHARES

  Class A shares are offered at net asset value plus an initial sales charge as follows:

                                                 AS A % OF       CONCESSION TO
                                    AS A % OF   NET AMOUNT   DEALERS AS A % OF
AMOUNT OF PURCHASE             OFFERING PRICE    INVESTED*      OFFERING PRICE
--------------------------------------------------------------------------------
Less than $100,000 ........             4.75%        4.99%               4.25%
$100,000 but less than
  $250,000 ..................           3.75%        3.90%               3.25%
$250,000 but less than
  $500,000 ..................           2.50%        2.56%               2.25%
$500,000 but less than
  $1,000,000 ................           1.50%        1.52%               1.50%

----------
* Rounded to the nearest one-hundredth percent.
                ----------------------------------------------


  Purchases of the Fund's Class A shares in the amount of $1 million or more and/or purchases of Class A shares made by a Qualifying Plan or a tax-sheltered annuity plan sponsored by a public educational entity having 5,000 or more eligible employees (an "Educational TSA Plan") will be at net asset value without the imposition of a front-end sales charge (each such purchase, an "NAV Purchase").

  With respect to NAV Purchases, the Principal Underwriter will pay broker-dealers or others concessions based on (1) the investor's cumulative purchases during the one-year period beginning with the date of the initial NAV Purchase and (2) the investor's cumulative purchases during each subsequent one-year period beginning with the first NAV Purchase following the end of the prior period. For such purchases, concessions will be paid at the following rate:
0.50% of the investment amount up to $4,999,999; plus 0.25% of the investment amount over $4,999,999.

  With the exception of Class A shares acquired by an Educational TSA Plan in an NAV Purchase, as described above, Class A shares acquired in an NAV Purchase are subject to a contingent deferred sales charge of 0.50% upon redemption during the 24-month period commencing on the date the shares were originally purchased. Class A shares acquired by an Educational TSA Plan in an NAV Purchase are not subject to a contingent deferred sales charge.

  The sales charge is paid to the Principal Underwriter, which in turn normally reallows a portion to your broker-dealer. In addition, your broker-dealer currently will be paid periodic service fees at an annual rate of up to 0.25% of the average daily net asset value of Class A shares maintained by such recipient and outstanding on the books of the Fund for specified periods.


  Upon written notice to dealers with whom it has dealer agreements, the Principal Underwriter may reallow up to the full applicable sales charge.


  Initial sales charges may be eliminated for persons purchasing Class A shares that are offered in connection with certain fee based programs, such as wrap accounts sponsored or managed by broker-dealers, investment advisers or others who have entered into special agreements with the Principal Underwriter. Initial sales charges may be reduced or eliminated for persons or organizations purchasing Class A shares of the Fund alone or in combination with Class A shares of other Keystone America Funds. See Exhibit A to this prospectus.

  Upon prior notification to the Principal Underwriter, Class A shares may be purchased at net asset value by clients of registered representatives within six months after a change in the registered representative's employment when the amount invested represents redemption proceeds from a registered open-end management investment company not distributed or managed by Keystone or its affiliates and the shareholder either (1) paid a front-end sales charge, or
(2) was at some time subject to, but did not actually pay, a contingent deferred sales charge with respect to the redemption proceeds.

  In addition, upon prior notification to the Principal Underwriter, Class A shares may be purchased at net asset value by clients of registered representatives within six months after the redemption of shares of any registered open-end investment company not distributed or managed by Keystone or its affiliates when the amount invested represents redemption proceeds from such unrelated registered open-end investment company and the shareholder either (1) paid a front end sales charge, or (2) was at some time subject to, but did not actually pay, a contingent deferred sales charge with respect to the redemption proceeds. This special net asset value purchase is currently offered only on a calendar month-by-month basis and may be modified or terminated in the future.

CLASS A DISTRIBUTION PLAN
  The Fund has adopted a Distribution Plan with respect to its Class A shares (the "Class A Distribution Plan") that provides for expenditures by the Fund, currently limited to 0.25% annually of the average daily net asset value of Class A shares, in connection with the distribution of Class A shares. Payments under the Class A Distribution Plan are currently made to the Principal Underwriter (which may reallow all or part to others, such as broker-dealers) as service fees at an annual rate of up to 0.25% of the average daily net asset value of Class A shares maintained by the recipients and outstanding on the books of the Fund for specified periods.


CLASS B SHARES
  Class B shares are offered at net asset value without an initial sales charge.

  With respect to Class B shares purchased on or after June 1, 1995, the Fund, with certain exceptions, imposes a deferred sales charge in accordance with the following schedule:

                                                 DEFERRED
                                                  SALES
                                                  CHARGE
REDEMPTION TIMING                                IMPOSED
-----------------                                --------

First twelve-month period ....................    5.00%
Second twelve-month period ...................    4.00%
Third twelve-month period ....................    3.00%
Fourth twelve-month period ...................    3.00%
Fifth twelve-month period ....................    2.00%
Sixth twelve-month period ....................    1.00%


No deferred sales charge is imposed on amounts redeemed thereafter.

  With respect to Class B shares purchased prior to June 1, 1995, the Fund, with certain exceptions, imposes a deferred sales charge of 3.00% on shares redeemed during the calendar year of purchase and the first calendar year after the year of purchase; 2.00% on shares redeemed during the second calendar year after the year of purchase; and 1.00% on shares redeemed during the third calendar year after the year of purchase. No deferred sales charge is imposed on amounts redeemed thereafter.


  When imposed, the deferred sales charge is deducted from the redemption proceeds otherwise payable to you. The deferred sales charge is retained by the Principal Underwriter. Amounts received by the Principal Underwriter under the Class B Distribution Plans are reduced by deferred sales charges retained by the Principal Underwriter. See "Contingent Deferred Sales Charge and Waiver of Sales Charges" below.


  Class B shares purchased on or after June 1, 1995 that have been outstanding for eight years from and including the month of purchase will automatically convert to Class A shares (which are subject to a lower Distribution Plan charge) without imposition of a front-end sales charge or exchange fee. Class B shares purchased prior to June 1, 1995 will similarly convert to Class A shares at the end of seven calendar years after the year of purchase. Conversion of Class B shares represented by stock certificates will require the return of the stock certificates to KIRC. The Class B shares so converted will no longer be subject to the higher expenses borne by Class B shares. Because the net asset value per share of the Class A shares may be higher or lower than that of the Class B shares at the time of conversion, although the dollar value will be the same, a shareholder may receive more or fewer Class A shares than the number of Class B shares converted. Under current law, it is the Fund's opinion that such a conversion will not constitute a taxable event under federal income tax law. In the event that this ceases to be the case, the Board of Trustees will consider what action, if any, is appropriate and in the best interests of the Class B shareholders.


CLASS B DISTRIBUTION PLANS
  The Fund has adopted Distribution Plans with respect to its Class B shares (the "Class B Distribution Plans") that provide for expenditures by the Fund at an annual rate of up to 1.00% of the average daily net asset value of Class
B shares to pay expenses of the distribution of Class B shares. Payments under the Class B Distribution Plans are currently made to the Principal Underwriter (who may reallow all or part to others, such as broker-dealers) (1) as commissions for Class B shares sold and (2) as shareholder service fees. Amounts paid or accrued to the Principal Underwriter under (1) and (2) in the aggregate may not exceed the annual limitation referred to above.

  The Principal Underwriter generally reallows to broker-dealers or others a commission equal to 4.00% of the price paid for each Fund share sold plus the first year's service fee in advance in the amount of 0.25% of the price paid for each Class B share sold. Beginning approximately 12 months after the purchase of a Class B share, the broker-dealer or other party will receive service fees at an annual rate of 0.25% of the average daily net asset value of such Class B share maintained by the recipient and outstanding on the books of the Fund for specified periods. See "Distribution Plans" below.

CLASS C SHARES
  Class C shares are offered only through broker-dealers who have special distribution agreements with the Principal Underwriter. Class C shares are offered at net asset value, without an initial sales charge. With certain exceptions, the Fund may impose a deferred sales charge of 1.00% on shares redeemed within one year after the date of purchase. No deferred sales charge is imposed on amounts redeemed thereafter. If imposed, the deferred sales charge is deducted from the redemption proceeds otherwise payable to you. The deferred sales charge is retained by the Principal Underwriter. See "Contingent Deferred Sales Charges and Waiver of Sales Charges" below.

CLASS C DISTRIBUTION PLAN
  The Fund has adopted a Distribution Plan with respect to its Class C shares (the "Class C Distribution Plan") that provides for expenditures by the Fund at an annual rate of up to 1.00% of the average daily net asset value of Class C shares to pay expenses of the distribution of Class C shares. Payments under the Class C Distribution Plan are currently made to the Principal Underwriter (who may reallow all or part to others, such as broker-dealers) (1) as commissions for Fund shares sold and (2) as shareholder service fees. Amounts paid or accrued to the Principal Underwriter under (1) and (2) in the aggregate may not exceed the annual limitation referred to above.

  The Principal Underwriter generally reallows to broker-dealers or others a commission in the amount of 0.75% of the price paid for each Class C share sold, plus the first year's service fee in advance in the amount of 0.25% of the price paid for each Class C share sold. Beginning approximately fifteen months after purchase, the broker-dealer or other party will receive a commission at an annual rate of 0.75% (subject to NASD rules -- see "Distribution Plans") plus service fees at the annual rate of 0.25%, respectively, of the average daily net asset value of each Class C share maintained by the recipients and outstanding on the books of the Fund for specified periods. See "Distribution Plans" below.

CONTINGENT DEFERRED SALES CHARGE AND WAIVER OF SALES CHARGES
  Any contingent deferred sales charge imposed upon the redemption of Class A, Class B or Class C shares is a percentage of the lesser of (1) the net asset value of the shares redeemed or (2) the net asset value at the time of purchase of such shares.

  No contingent deferred sales charge is imposed when you redeem amounts derived from (1) increases in the value of your account above the net cost of such shares due to increases in the net asset value per share of such shares;
(2) certain shares with respect to which the Fund did not pay a commission on issuance, including shares acquired through reinvestment of dividend income and capital gains distributions; (3) certain Class A shares held for more than 24 months; (4) Class B shares held more than 72 months; or (5) Class C shares held for more than one year. Upon request for redemption, shares not subject to the contingent deferred sales charge will be redeemed first. Thereafter, shares held the longest will be the first to be redeemed.

  With respect to Class A shares purchased by a Qualifying Plan at net asset value or Class C shares purchased by a Qualifying Plan, no contingent deferred sales charge will be imposed on any redemptions made specifically by an individual participant in the Qualifying Plan. This waiver is not available in the event a Qualifying Plan (as a whole) redeems substantially all of its assets.

  In addition, no contingent deferred sales charge is imposed on a redemption of shares of the Fund in the event of (1) death or disability of the shareholder; (2) a lump-sum distribution from a 401(k) plan or other benefit plan qualified under the Employee Retirement Income Security Act of 1974 ("ERISA"); (3) automatic withdrawals from ERISA plans if the shareholder is at least 59 1/2 years old; (4) involuntary redemptions of accounts having an aggregate net asset value of less than $1,000; (5) automatic withdrawals under a Systematic Income Plan of up to 1.5% per month of the shareholder's initial account balance; (6) withdrawals consisting of loan proceeds to a retirement plan participant; (7) financial hardship withdrawals made by a retirement plan participant; or (8) withdrawals consisting of returns of excess contributions or excess deferral amounts made to a retirement plan participant.

  The Fund may also sell Class A, Class B or Class C shares at net asset value without any initial sales charge or a contingent deferred sales charge to certain Directors, Trustees, officers and employees of the Fund and Keystone and certain of their affiliates, to registered representatives of firms with dealer agreements with the Principal Underwriter and to a bank or trust company acting as a trustee for a single account. See the statement of additional information for details.

ARRANGEMENTS WITH BROKER-DEALERS AND OTHERS
  From time to time, the Principal Underwriter may provide promotional incentives, including reallowance of up to the entire sales charge, to certain dealers whose representatives have sold or are expected to sell significant amounts of Fund shares. In addition, broker-dealers may receive additional cash payments. The Principal Underwriter may provide written information to broker-dealers with whom it has broker-dealer agreements that relates to sales incentive campaigns conducted by such broker-dealers for their representatives as well as financial assistance in connection with pre-approved seminars, conferences and advertising. No such programs or additional compensation will be offered to the extent they are prohibited by the laws of any state or any self-regulatory agency, such as the NASD. Broker-dealers to whom substantially the entire sales charge on Class A shares is reallowed may be deemed to be underwriters as that term is defined under the Securities Act of 1933.

  The Principal Underwriter may, at its own expense, pay concessions in addition to those described above to broker-dealers that satisfy certain criteria established, from time to time, by the Principal Underwriter. These conditions relate to increasing sales of shares of the Keystone funds over specified periods and certain other factors. Such payments may, depending on the broker-dealer's satisfaction of the required conditions, be periodic and may be up to 0.25% of the value of shares sold by such broker-dealer.

  Commencing November 1, 1996 through December 31, 1996 (the "Offering Period"), the Principal Underwriter, or any successor entity to the Principal Underwriter, will pay to First Union Brokerage Services, Inc. ("First Union Brokerage"), a wholly-owned subsidiary of FUNB-NC, an additional concession equal to 0.50% of the public offering price of any class of Fund shares sold by First Union Brokerage during the Offering Period.

  The Principal Underwriter may also pay a transaction fee (up to the level of payments allowed by broker-dealers for the sale of shares as described above) to banks and other financial services firms that facilitate transactions in shares of the Fund for their clients.


  The Glass-Steagall Act currently limits the ability of a depository institution (such as a commercial bank or a savings and loan association) to become an underwriter or distributor of securities. In the event the Glass-Steagall Act is deemed to prohibit depository institutions from accepting payments under the arrangement described above, or should Congress relax current restrictions on depository institutions, the Board of Trustees will consider what action, if any, is appropriate.


  In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as broker-dealers pursuant to state law.


DISTRIBUTION PLANS
  As discussed above, the Fund bears some of the costs of selling its shares under Distribution Plans adopted with respect to its Class A, Class B and Class C shares pursuant to Rule 12b-1 under the 1940 Act.

  The NASD currently limits the amount that the Fund may pay annually in distribution costs for the sale of its shares and shareholder service fees. The NASD limits annual expenditures to 1% of the aggregate average daily net asset value of the Fund's shares, of which 0.75% may be used to pay such distribution costs and 0.25% may be used to pay shareholder service fees. The NASD also limits the aggregate amount that the Fund may pay for such distribution costs to 6.25% of gross share sales since the inception of the 12b-1 Distribution Plan, plus interest at the prime rate plus 1% on such amounts (less any deferred sales charges paid by shareholders to the Principal Underwriter) remaining unpaid from time to time.

  The Principal Underwriter intends, but is not obligated, to continue to pay or accrue distribution charges incurred in connection with the Fund's Class B Distribution Plans that exceed current annual payments permitted to be received by the Principal Underwriter from the Fund. The Principal Underwriter intends to seek full payment of such charges from the Fund (together with annual interest thereon at the prime rate plus 1%) at such time in the future as, and to the extent that, payment thereof by the Fund would be within the permitted limits. If the Independent Trustees authorize such payments, the effect would be to extend the period of time during which the Fund incurs the maximum amount of costs allowed by a Distribution Plan.

  In connection with financing its distribution costs, including commission advances to broker-dealers and others, the Principal Underwriter has sold to a financial institution substantially all of its 12b-1 fee collection rights and contingent deferred sales charge collection rights in respect of Class B shares sold during the two-year period commencing approximately June 1, 1995. The Fund has agreed not to reduce the rate of payment of 12b-1 fees in respect of such Class B shares, unless it terminates such shares' Distribution Plan completely. If it terminates such Distribution Plan, the Fund may be subject to adverse distribution consequences.

  Each of the Distribution Plans may be terminated at any time by vote of the Independent Trustees or by vote of a majority of the outstanding voting shares of the respective class. If a Distribution Plan is terminated, the Principal Underwriter will ask the Independent Trustees to take whatever action they deem appropriate under the circumstances with respect to payment of advances.

  For Class B shares sold prior to June 1, 1995, unreimbursed distribution expenses at July 31, 1996 were $1,068,462 (6.04% of Class B net assets at July 31, 1996). For Class B shares sold on or after June 1, 1995, unreimbursed distribution expenses at July 31, 1996 were $343,081 (1.94% of Class B net assets at July 31, 1996). Unreimbursed Class C distribution expenses at July 31, 1996 were $1,543,638 (18.61% of Class C net assets at July 31, 1996).

  Broker-dealers or others may receive different levels of compensation depending on which class of shares they sell. Payments pursuant to a Distribution Plan are included in the operating expenses of the class.

HOW TO REDEEM SHARES

  You may redeem Fund shares for cash at their net redemption value by writing to the Fund, c/o KIRC, and presenting a properly endorsed share certificate (if certificates have been issued) to the Fund. Your signature(s) on the written order and certificates must be guaranteed as described below. In order to redeem by telephone or to engage in telephone transactions generally, you must complete the authorization in your account application. Proceeds for shares redeemed on telephonic order will be deposited by wire or EFT only to the bank account designated in your account application.

  You may also redeem your shares through your broker-dealer. The Principal Underwriter, acting as agent for the Fund, stands ready to repurchase Fund shares upon orders from broker-dealers and will calculate the net asset value on the same terms as those orders for the purchase of shares received from broker-dealers and described under "How to Buy Shares." If the Principal Underwriter has received proper documentation, it will pay the redemption proceeds, less any applicable deferred sales charge, to the broker-dealer placing the order within seven days thereafter. The Principal Underwriter charges no fees for this service but your broker-dealer may do so.

  The redemption value equals the net asset value per share adjusted for fractions of a cent and may be more or less than your cost depending upon changes in the value of the Fund's portfolio securities between purchase and redemption. A deferred sales charge may be imposed by the Fund at the time of redemption of certain shares as explained in "Alternative Sales Options." If imposed, a deferred sales charge is deducted from the redemption proceeds otherwise payable to you.

REDEMPTION OF SHARES IN GENERAL

  At various times, the Fund may be requested to redeem shares for which it has not yet received good payment. In such a case, the Fund will mail the redemption proceeds upon clearance of the purchase check, which may take up to 15 days or more. Any delay may be avoided by purchasing shares with a certified check, by Federal Reserve or bank wire of funds, by direct deposit, or by EFT. Although the mailing of a redemption check, or the wiring or EFT of redemption proceeds may be delayed, the redemption value will be determined and the redemption processed in the ordinary course of business upon receipt of proper documentation. In such a case, after the redemption and prior to the release of the proceeds, no appreciation or depreciation will occur in the value of the redeemed shares, and no interest will be paid on the redemption proceeds. If the payment of a redemption has been delayed, the check will be mailed or the proceeds wired or sent EFT promptly after good payment has been collected.

  The Fund computes the amount due you at the close of the Exchange at the end of the day on which it has received all proper documentation from you. Payment of the amount due on redemption, less any applicable contingent deferred sales charge (as described above), will be made within seven days thereafter except as discussed herein.


  For your protection, SIGNATURES ON CERTIFICATES, STOCK POWERS AND ALL WRITTEN ORDERS OR AUTHORIZATIONS MUST BE GUARANTEED BY A U.S. STOCK EXCHANGE MEMBER, A BANK OR OTHER PERSON ELIGIBLE TO GUARANTEE SIGNATURES UNDER THE SECURITIES EXCHANGE ACT OF 1934 AND KIRC'S POLICIES. The Fund and KIRC may waive this requirement or may require additional documents in certain cases. Currently, the requirement for a signature guarantee has been waived on redemptions of $50,000 or less when the account address of record has been the same for a minimum period of 30 days. The Fund and KIRC reserve the right to withdraw this waiver at any time.


  If the Fund receives a redemption order, but you have not clearly indicated the amount of money or number of shares involved, the Fund cannot execute your order. In such cases, the Fund will request the missing information from you and process the order on the day such information is received.


TELEPHONE
  Under ordinary circumstances, you may redeem up to $50,000 from your account by telephone by calling toll free 1-800-343-2898. As mentioned above, to engage in telephone transactions generally, you must complete the appropriate sections of the Fund's application.


  In order to insure that instructions received by KIRC are genuine when you initiate a telephone transaction, you will be asked to verify certain criteria specific to your account. At the conclusion of the transaction, you will be given a transaction number confirming your request, and written confirmation of your transaction will be mailed the next business day. Your telephone instructions will be recorded. Redemptions by telephone are allowed only if the address and bank account of record have been the same for a minimum period of 30 days.


  If you cannot reach the Fund by telephone, you should follow the procedures for redeeming by mail or through a broker as set forth herein.


SMALL ACCOUNTS
  Because of the high cost of maintaining small accounts, the Fund reserves the right to redeem your account if its value has fallen below $1,000, the current minimum investment level, as a result of your redemptions (but not as a result of market action). You will be notified in writing and allowed 60 days to increase the value of your account to the minimum investment level. No deferred sales charges are applied to such redemptions.


GENERAL
  The Fund reserves the right at any time to terminate, suspend or change the terms of any redemption method described in this prospectus, except redemption by mail, and to impose fees.


  Except as otherwise noted, neither the Fund, KIRC nor the Principal Underwriter assumes responsibility for the authenticity of any instructions received by any of them from a shareholder in writing, over the Keystone Automated Response Line ("KARL") or by telephone. KIRC will employ reasonable procedures to confirm that instructions received over KARL or by telephone are genuine. Neither the Fund, KIRC nor the Principal Underwriter will be liable when following instructions received over KARL or by telephone that KIRC reasonably believes to be genuine.

  The Fund may temporarily suspend the right to redeem its shares when (1) the Exchange is closed, other than customary weekend and holiday closings; (2) trading on the Exchange is restricted; (3) an emergency exists and the Fund cannot dispose of its investments or fairly determine their value; or (4) the Securities and Exchange Commission so orders.

SHAREHOLDER SERVICES
  Details on all shareholder services may be obtained from KIRC by writing or by calling toll free 1-800-343-2898.

KEYSTONE AUTOMATED RESPONSE LINE
  KARL offers you specific fund account information and price and yield quotations as well as the ability to do account transactions, including investments, exchanges and redemptions. You may access KARL by dialing toll free 1-800-346-3858 on any touch tone telephone, 24 hours a day, seven days a week.

EXCHANGES
  A shareholder who has obtained the appropriate prospectus may exchange shares of the Fund for shares of certain other Keystone America Funds and Keystone Liquid Trust ("KLT") as follows:

    Class A shares may be exchanged for Class A shares of other Keystone America Funds and Class A shares of KLT;

    Class B shares, except as noted below, may be exchanged for the same type of Class B shares of other Keystone America Funds and the same type of Class B shares of KLT; and

    Class C shares may be exchanged for Class C shares of other Keystone America Funds and Class C shares of KLT.


  Class B shares purchased on or after June 1, 1995 cannot be exchanged for Class B shares of Keystone Capital Preservation and Income Fund during the 24-month period commencing with and including the month of original purchase.


  The exchange of Class B shares and Class C shares will not be subject to a contingent deferred sales charge. However, if the shares being tendered for exchange are


  (1) Class A shares acquired in an NAV Purchase or otherwise without a front-end sales charge,


  (2) Class B shares that have been held for less than 72 months or four years, as the case may be, or

  (3) Class C shares that have been held for less than one year,

and are still subject to a deferred sales charge, such charge will carry over to the shares being acquired in the exchange transaction.


  You may exchange shares for another Keystone fund for a $10 fee by writing or calling Keystone. The exchange fee is waived for individual investors who make an exchange using KARL. As noted above, if the shares being tendered for exchange are still subject to a deferred sales charge, such charge will carry over to the shares being acquired in the exchange transaction. The Fund reserves the right to terminate this exchange offer or to change its terms, including the right to change the fee for any exchange.

  Orders to exchange a certain class of shares of the Fund for the corresponding class of shares of KLT will be executed by redeeming the shares of the Fund and purchasing the corresponding class of shares of KLT at the net asset value of such shares next determined after the proceeds from such redemption become available, which may be up to seven days after such redemption. In all other cases, orders for exchanges received by the Fund prior to 4:00 p.m. eastern time on any day the funds are open for business will be executed at the respective net asset values determined as of the close of business that day. Orders for exchanges received after 4:00 p.m. eastern time on any business day will be executed at the respective net asset values determined at the close of the next business day.


  An excessive number of exchanges may be disadvantageous to the Fund. Therefore, the Fund, in addition to its right to reject any exchange, reserves the right to terminate the exchange privilege of any shareholder who makes more than five exchanges of shares of the funds in a year or three in a calendar quarter.


  An exchange order must comply with the requirements for a redemption or repurchase order and must specify the dollar value or number of shares to be exchanged. An exchange constitutes a sale for federal income tax purposes.


  The exchange privilege is available only in states where shares of the fund being acquired may legally be sold.


AUTOMATIC INVESTMENT PLAN
  With a Keystone Automatic Investment Plan, you can automatically transfer as little as $100 per month or quarter from your bank account or KLT to the Keystone fund of your choice. Your bank account will be debited for each transfer. You will receive confirmation with your next account statement.

  To establish or terminate an Automatic Investment Plan or to change the amount or schedule of your automatic investments, you may write to or call KIRC. Please include your account numbers. Termination may take up to 30 days.

RETIREMENT PLANS
  The Fund has various retirement plans available to investors, including Individual Retirement Accounts (IRAs); Rollover IRAs; Simplified Employee Pension Plans (SEPs); Salary Reduction Plans (SARSEPs); Tax Sheltered Annuity Plans; 403(b)(7) Plans; 401(k) Plans; Keogh Plans; Corporate Profit-Sharing Plans; and Money Purchase Pension Plans. For details, including fees and application forms, call toll free 1-800-247-4075 or write to KIRC.

SYSTEMATIC INCOME PLAN
  Under a Systematic Income Plan, if your account has a value of at least $10,000, you may arrange for regular monthly or quarterly fixed withdrawal payments. Each payment must be at least $100 and may be as much as 1.5% per month or 4.5% per quarter of the total net asset value of the Fund shares in your account when the Systematic Income Plan is opened. Fixed withdrawal payments are not subject to a deferred sales charge. Excessive withdrawals may decrease or deplete the value of your account. Because of the effect of the applicable sales charge, a Class A investor should not make continuous purchases of the Fund's shares while participating in a Systematic Income Plan.

DOLLAR COST AVERAGING
  Through dollar cost averaging you can invest a fixed dollar amount each month or each quarter in any Keystone America Fund. This results in more shares being purchased when the selected fund's net asset value is relatively low and fewer shares being purchased when the fund's net asset value is relatively high and may result in a lower average cost per share than a less systematic investment approach.

  Prior to participating in dollar cost averaging, you must have established an account in a Keystone America Fund or a money market fund managed or advised by Keystone. You should designate on the application (1) the dollar amount of each monthly or quarterly investment (minimum $100) you wish to make and (2) the fund in which the investment is to be made. Thereafter, on the first day of the designated month, an amount equal to the specified monthly or quarterly investment will automatically be redeemed from your initial account and invested in shares of the designated fund.

  If you are a Class A investor and paid a sales charge on your initial purchase, the shares purchased will be eligible for Rights of Accumulation and the sales charge applicable to the purchase will be determined accordingly. In addition, the value of shares purchased will be included in the total amount required to fulfill a Letter of Intent. If a sales charge was not paid on the initial purchase, a sales charge will be imposed at the time of subsequent purchases, and the value of shares purchased will become eligible for Rights of Accumulation and Letters of Intent.


TWO DIMENSIONAL INVESTING
  You may elect to have income and capital gains distributions from any class of Keystone America Fund shares you may own automatically invested to purchase the same class of shares of any other Keystone America Fund. You may select this service on the application and indicate the Keystone America Fund(s) into which distributions are to be invested. The value of shares purchased will be ineligible for Rights of Accumulation and Letters of Intent.

OTHER SERVICES
  Under certain circumstances you may, within 30 days after a redemption, reinstate your account in the same class of shares that you redeemed at current net asset value.


PERFORMANCE DATA
  From time to time, the Fund may advertise "total return" and "current yield." ALL DATA IS BASED ON HISTORICAL RESULTS. PAST PERFORMANCE SHOULD NOT BE CONSIDERED REPRESENTATIVE OF RESULTS FOR ANY FUTURE PERIOD OF TIME. Total return and current yield are computed separately for each class of shares of the Fund.

  Total return refers to average annual compounded rates of return over specified periods determined by comparing the initial amount invested in a particular class to the ending redeemable value of that amount. The resulting equation assumes reinvestment of all dividends and distributions and deduction of the maximum sales charge or applicable contingent deferred sales charge and all recurring charges, if any, applicable to all shareholder accounts. The exchange fee is not included in the calculation.


  Current yield quotations represent the yield on an investment for a stated 30-day period computed by dividing net investment income earned per share during the base period by the maximum offering price per share on the last day of the base period.

  The Fund may also include comparative performance data for each class of shares when advertising or marketing the Fund's shares, such as data from Lipper Analytical Services, Inc., Morningstar, Inc., Standard & Poor's Corporation, Ibbotson
Associates or other industry publications.


FUND SHARES
  The Fund issues Class A, B and C shares that participate in dividends and distributions and have equal voting, liquidation and other rights except that
(1) expenses related to the distribution of each class of shares or other expenses that the Fund's Board of Trustees may designate as class expenses from time to time are borne solely by each class; (2) each class of shares has exclusive voting rights with respect to its Distribution Plan; (3) each class has different exchange privileges; and (4) each class generally has a different designation. When issued and paid for, the shares will be fully paid and nonassessable by the Fund. Shares may be exchanged as explained under "Shareholder Services," but will have no other preference, conversion, exchange or preemptive rights. Shares are transferable, redeemable and freely assignable as collateral. The Fund is authorized to issue additional series or classes of shares.

  Shareholders are entitled to one vote for each full share owned and fractional votes for fractional shares. Shares of the Fund vote together except when required by law to vote separately by series or class. The Fund does not have annual meetings. The Fund will have special meetings from time to time as required under its Declaration of Trust and under the 1940 Act. As provided in the Declaration of Trust of the Fund, shareholders have the right to remove Trustees by an affirmative vote of two-thirds of the outstanding shares. A special meeting of the shareholders will be held when holders of 10% of the outstanding shares request a meeting. Shareholders may be eligible for shareholder communication assistance in connection with the special meeting.


  Under Massachusetts law, it is possible that a Fund shareholder may be held personally liable for the Fund's obligations. The Fund's Declaration of Trust provides, however, that shareholders shall not be subject to any personal liability for the Fund's obligations and provides indemnification from Fund assets for any shareholder held personally liable for the Fund's obligations. Disclaimers of such liability are included in each Fund agreement.


ADDITIONAL INFORMATION
  When the Fund determines from its records that more than one account in the Fund is registered in the name of a shareholder or shareholders having the same address, upon written notice to those shareholders, the Fund intends, when an annual report or semi-annual report of the Fund is required to be furnished, to mail one copy of such report to that address.


  Except as otherwise stated in this prospectus or required by law, the Fund reserves the right to change the terms of the offer stated in this prospectus without shareholder approval, including the right to impose or change fees for services provided.

                      ADDITIONAL INVESTMENT INFORMATION

  The Fund may engage in the following investment practices to the extent described in the prospectus and the statement of additional information.

OBLIGATIONS OF FOREIGN BRANCHES OF UNITED STATES BANKS
  The obligations of foreign branches of U.S. banks may be general obligations of the parent bank in addition to the issuing branch or may be limited by the terms of a specific obligation and by government regulation. Payment of interest and principal upon these obligations may also be affected by governmental action in the country of domicile of the branch (generally referred to as sovereign risk). In addition, evidences of ownership of such securities may be held outside the U.S. and the Fund may be subject to the risks associated with the holding of such property overseas. Examples of governmental actions would be the imposition of currency controls, interest limitations, withholding taxes, seizure of assets or the declaration of a moratorium. Various provisions of federal law governing domestic branches do not apply to foreign branches of domestic banks.

OBLIGATIONS OF UNITED STATES BRANCHES OF
FOREIGN BANKS
  Obligations of U.S. branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation as well as by governmental action in the country in which the foreign bank has its head office. In addition, there may be less publicly available information about a U.S. branch of a foreign bank than about a domestic bank.

MASTER DEMAND NOTES
  Master demand notes are unsecured obligations that permit the investment of fluctuating amounts by the Fund at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the issuer, as borrower. Master demand notes may permit daily fluctuations in the interest rate and daily changes in the amounts borrowed. The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount. The borrower may repay up to the full amount of the note without penalty. Notes purchased by the Fund permit the Fund to demand payment of principal and accrued interest at any time (on not more than seven days notice). Notes acquired by the Fund may have maturities of more than one year, provided that (1) the Fund is entitled to payment of principal and accrued interest upon not more than seven days notice, and (2) the rate of interest on such notes is adjusted automatically at periodic intervals which normally will not exceed 31 days, but may extend up to one year. The notes are deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand notice period. Because these types of notes are direct lending arrangements between the lender and borrower, such instruments are not normally traded and there is no secondary market for these notes, although they are redeemable and thus repayable by the borrower at face value plus accrued interest at any time. Accordingly, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. In connection with master demand note arrangements, Keystone considers, under standards established by the Board of Trustees, earning power, cash flow and other liquidity ratios of the borrower and will monitor the ability of the borrower to pay principal and interest on demand. These notes are not typically rated by credit rating agencies. Unless rated, the Fund will invest in them only if the issuer meets the criteria established for commercial paper.

REPURCHASE AGREEMENTS
  The Fund may enter into repurchase agreements with member banks of the Federal Reserve System having at least $1 billion in assets, primary dealers in U.S. government securities or other financial institutions believed by Keystone to be credit-worthy. Such persons must be registered as U.S. government securities dealers with appropriate regulatory organizations. Under such agreements, the bank, primary dealer or other financial institution agrees upon entering into the contract to repurchase the security at a mutually agreed upon date and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period. Under a repurchase agreement, the seller must maintain the value of the securities subject to the agreement at not less than the repurchase price, such value being determined on a daily basis by marking the underlying securities to their market value. Although the securities subject to the repurchase agreement might bear maturities exceeding a year, the Fund only intends to enter into repurchase agreements that provide for settlement within a year and usually within seven days. Securities subject to repurchase agreements will be held by the Fund's custodian or in the Federal Reserve book entry system. The Fund does not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including (1) possible declines in the value of the underlying securities during the period while the Fund seeks to enforce its rights thereto; (2) possible subnormal levels of income and lack of access to income during this period; and (3) expenses of enforcing its rights. The Board of Trustees has established procedures to evaluate the creditworthiness of each party with whom the Fund enters into repurchase agreements by setting guidelines and standards of review for Keystone and monitoring Keystone's actions with regard to repurchase agreements.


REVERSE REPURCHASE AGREEMENTS
  Under a reverse repurchase agreement, the Fund would sell securities and agree to repurchase them at a mutually agreed upon date and price. The Fund intends to enter into reverse repurchase agreements to avoid otherwise having to sell securities during unfavorable market conditions in order to meet redemptions. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the Fund's custodian containing liquid assets such as U.S. government securities or other high grade debt securities having a value not less than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price.

"WHEN ISSUED" SECURITIES
  The Fund may also purchase and sell securities and currencies on a when issued and delayed delivery basis. When issued or delayed delivery transactions arise when securities or currencies are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. When the Fund engages in when issued and delayed delivery transactions, the Fund relies on the buyer or seller, as the case may be, to consummate the sale. Failure to do so may result in the Fund missing the opportunity to obtain a price or yield considered to be advantageous. When issued and delayed delivery transactions may be expected to occur a month or more before delivery is due. No payment or delivery is made by the Fund, however, until it receives payment or delivery from the other party to the transaction. A separate account of liquid assets equal to the value of such purchase commitments will be maintained until payment is made.

  When issued and delayed delivery agreements are subject to risks from changes in value based upon changes in the level of interest rates, currency rates and other market factors, both before and after delivery. The Fund does not accrue any income on such securities or currencies prior to their delivery. To the extent the Fund engages in when issued and delayed delivery transactions, it will do so consistent with its investment objective and policies and not for the purpose of investment leverage. The Fund currently does not intend to invest more than 5% of its assets in when issued or delayed delivery transactions.


LOANS OF SECURITIES TO BROKER-DEALERS
  The Fund may lend securities to brokers or dealers pursuant to agreements requiring that the loans be continuously secured by cash or securities of the U.S. government, its agencies or instrumentalities, or any combination of cash and such securities, as collateral equal at all times in value to at least the market value of the securities loaned. Such securities loans will not be made with respect to the Fund if, as a result, the aggregate of all outstanding securities loans exceeds 15% of the value of the Fund's total assets taken at their current value. The Fund continues to receive interest or dividends on the securities loaned and simultaneously earns interest on the investment of the cash loan collateral in U.S. Treasury notes, certificates of deposit, other high-grade, short-term obligations or interest bearing cash equivalents. Although voting rights attendant to securities loaned pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by the Fund if, in the opinion of the Fund, a material event affecting the investment is to occur. There may be risks of delay in receiving additional collateral or in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. Loans may only be made, however, to borrowers deemed to be of good standing, under standards approved by the Board of Trustees, when the income to be earned from the loan justifies the attendant risks.


DERIVATIVES
  The Fund may use derivatives in furtherance of its investment objective. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices and stock indices. Derivatives can be used to earn income or protect against risk, or both. For example, one party with unwanted risk may agree to pass that risk to another party who is willing to accept the risk, the second party being motivated, for example, by the desire either to earn income in the form of a fee or premium from the first party, or to reduce its own unwanted risk by attempting to pass all or part of that risk to the first party.

  Derivatives can be used by investors such as the Fund to earn income and enhance returns, to hedge or adjust the risk profile of the portfolio, and either in place of more traditional direct investments or to obtain exposure to otherwise inaccessible markets. The Fund is permitted to use derivatives for one or more of these purposes. Each of these uses entails greater risk than if derivatives were used solely for hedging purposes. The Fund uses futures contracts and related options as well as forwards for hedging purposes. Derivatives are a valuable tool which, when used properly, can provide significant benefit to Fund shareholders. Keystone is not an aggressive user of derivatives with respect to the Fund. However, the Fund may take positions in those derivatives that are within its investment policies if, in Keystone's judgement, this represents an effective response to current or anticipated market conditions. Keystone's use of derivatives is subject to continuous risk assessment and control from the standpoint of the Fund's investment objectives and policies.


  Derivatives may be (1) standardized, exchange-traded contracts or (2) customized, privately negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

  There are four principal types of derivative instruments--options, futures, forwards and swaps--from which virtually any type of derivative transaction can be created. Further information regarding options, futures, forwards and swaps, is provided later in this section and is provided in the Fund's statement of additional information.

  Debt instruments that incorporate one or more of these building blocks for the purpose of determining the principal amount of and/or rate of interest payable on the debt instruments are often referred to as "structured securities." An example of this type of structured security is indexed commercial paper. The term is also used to describe certain securities issued in connection with the restructuring of certain foreign obligations. See "Indexed Commercial Paper" and "Structured Securities" below. The term "derivative" is also sometimes used to describe securities involving rights to a portion of the cash flows from an underlying pool of mortgages or other assets from which payments are passed through to the owner of, or that collateralize, the securities. See "Mortgage Related Securities," "Collateralized Mortgage Obligations," "Adjustable Rate Mortgage Securities," "Stripped Mortgage Securities," "Mortgage Securities -- Special Considerations," and "Other Asset-Backed Securities" and the Fund's statement of additional information.

  While the judicious use of derivatives by experienced investment managers such as Keystone can be beneficial, derivatives also involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. Following is a general discussion of important risk factors and issues concerning the use of derivatives that investors should understand before investing in the Fund.

* Market Risk -- This is the general risk attendant to all investments that the value of a particular investment will decline or otherwise change in a way detrimental to the Fund's interest.

* Management Risk -- Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument, but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to the Fund's portfolio and the ability to forecast price, interest rate or currency exchange rate movements correctly.

* Credit Risk -- This is the risk that a loss may be sustained by the Fund as a result of the failure of another party to a derivative (usually referred to as a "counterparty") to comply with the terms of the derivative contract. The credit risk for exchange-traded derivatives is generally less than for privately negotiated derivatives, since the clearing house, which is the issuer or counterparty to each exchange-traded derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearing house in order to reduce overall credit risk. For privately negotiated derivatives, there is no similar clearing agency guarantee. Therefore, the Fund considers the creditworthiness of each counterparty to a privately negotiated derivative in evaluating potential credit risk.

* Liquidity Risk -- Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

* Leverage Risk -- Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

* Other Risks -- Other risks in using derivatives include the risk of mispricing or improper valuation and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track. Consequently, the Fund's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Fund's investment objective.

OPTIONS TRANSACTIONS
  WRITING COVERED OPTIONS. The Fund may write (i.e., sell) covered call and put options. By writing a call option, the Fund becomes obligated during the term of the option to deliver the securities underlying the option upon payment of the exercise price. By writing a put option, the Fund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price if the option is exercised. The Fund also may write straddles (combinations of covered puts and calls on the same underlying security).

  The Fund may only write "covered" options. This means that so long as the Fund is obligated as the writer of a call option it will own the underlying securities subject to the option or, in the case of call options on U.S. Treasury bills, the Fund might own substantially similar U.S. Treasury bills. If the Fund has written options against all of its securities that are available for writing options, the Fund may be unable to write additional options unless it sells a portion of its portfolio holdings to obtain new securities against which it can write options. If this were to occur, higher portfolio turnover and correspondingly greater brokerage commissions and other transaction costs may result. The Fund does not expect, however, that this will occur.

  The Fund will be considered "covered" with respect to a put option it writes if, so long as it is obligated as the writer of the put option, it deposits and maintains with its custodian in a segregated account liquid assets having a value equal to or greater than the exercise price of the option.

  The principal reason for writing call or put options is to obtain, through a receipt of premiums, a greater current return than would be realized on the underlying securities alone. The Fund receives a premium from writing a call or put option, which it retains whether or not the option is exercised. By writing a call option, the Fund might lose the potential for gain on the underlying security while the option is open, and, by writing a put option, the Fund might become obligated to purchase the underlying security for more than its current market price upon exercise.

  PURCHASING OPTIONS. The Fund may purchase put or call options, including purchasing put or call options for the purpose of offsetting previously written put or call options of the same series.

  If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised.

  An option position may be closed out only in a secondary market for an option of the same series. Although the Fund generally will write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any particular time, and, for some options, no secondary market may exist. In such event, it might not be possible to effect a closing transaction in a particular option.

  Options on some securities are relatively new, and it is impossible to predict the amount of trading interest that will exist in such options. There can be no assurance that viable markets will develop or continue. The failure of such markets to develop or continue could significantly impair the Fund's ability to use such options to achieve its investment objective.

  OPTIONS TRADING MARKETS. Options in which the Fund will trade are generally listed on national securities exchanges. Exchanges on which such options currently are traded include the Chicago Board Options Exchange and the New York, American, Pacific and Philadelphia Stock Exchanges. Options on some securities may not be listed on any exchange, but traded in the over-the-counter market. Options traded in the over-the-counter market involve the additional risk that securities dealers participating in such transactions could fail to meet their obligations to the Fund. The use of options traded in the over-the-counter market may be subject to limitations imposed by certain state securities authorities. In addition to the limits on its use of options discussed herein, the Fund is subject to the investment restrictions described in this prospectus and in the statement of additional information.

  The staff of the Securities and Exchange Commission is of the view that the premiums that the Fund pays for the purchase of unlisted options and the value of securities used to cover unlisted options written by the Fund are considered to be invested in illiquid securities or assets for the purpose of calculating whether the Fund is in compliance with its policies on illiquid securities.

FUTURES TRANSACTIONS
  The Fund may enter into currency and other financial futures contracts and write options on such contracts. The Fund intends to enter into such contracts and related options for hedging purposes. The Fund will enter into securities, currency or index-based futures contracts in order to hedge against changes in interest or exchange rates or securities prices. A futures contract on securities or currencies is an agreement to buy or sell securities or currencies at a specified price during a designated month. A futures contract on a securities index does not involve the actual delivery of securities, but merely requires the payment of a cash settlement based on changes in the securities index. The Fund does not make payment or deliver securities upon entering into a futures contract. Instead, it puts down a margin deposit, which is adjusted to reflect changes in the value of the contract and which continues until the contract is terminated.

  The Fund may sell or purchase futures contracts. When a futures contract is sold by the Fund, the value of the contract will tend to rise when the value of the underlying securities or currencies declines and to fall when the value of such securities or currencies increases. Thus, the Fund sells futures contracts in order to offset a possible decline in the value of its securities or currencies. If a futures contract is purchased by the Fund, the value of the contract will tend to rise when the value of the underlying securities or currencies increases and to fall when the value of such securities or currencies declines. The Fund intends to purchase futures contracts in order to fix what is believed by Keystone to be a favorable price and rate of return for securities or favorable exchange rate for currencies the Fund intends to purchase.

  The Fund also intends to purchase put and call options on futures contracts for hedging purposes. A put option purchased by the Fund would give it the right to assume a position as the seller of a futures contract. A call option purchased by the Fund would give it the right to assume a position as the purchaser of a futures contract. The purchase of an option on a futures contract requires the Fund to pay a premium. In exchange for the premium, the Fund becomes entitled to exercise the benefits, if any, provided by the futures contract, but is not required to take any action under the contract. If the option cannot be exercised profitably before it expires, the Fund's loss will be limited to the amount of the premium and any transaction costs.

  The Fund may enter into closing purchase and sale transactions in order to terminate a futures contract and may sell put and call options for the purpose of closing out its options positions. The Fund's ability to enter into closing transactions depends on the development and maintenance of a liquid secondary market. There is no assurance that a liquid secondary market will exist for any particular contract or at any particular time. As a result, there can be no assurance that the Fund will be able to enter into an offsetting transaction with respect to a particular contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the contract and to complete the contract according to its terms, in which case, it would continue to bear market risk on the transaction.

  Although futures and related options transactions are intended to enable the Fund to manage market, interest rate or exchange rate risk, unanticipated changes in interest rates, exchange rates or market prices could result in poorer performance than if it had not entered into these transactions. Even if Keystone correctly predicts interest or exchange rate movements, a hedge could be unsuccessful if changes in the value of the Fund's futures position did not correspond to changes in the value of its investments. This lack of correlation between the Fund's futures and securities or currencies positions may be caused by differences between the futures and securities or currencies markets or by differences between the securities or currencies underlying the Fund's futures position and the securities or currencies held by or to be purchased for the Fund. Keystone will attempt to minimize these risks through careful selection and monitoring of the Fund's futures and options positions.

  The Fund does not intend to use futures transactions for speculation or leverage. The Fund has the ability to write options on futures, but intends to write such options only to close out options purchased by the Fund. The Fund will not change these policies without supplementing the information in its prospectus and statement of additional information.

FOREIGN CURRENCY TRANSACTIONS
  As discussed above, the Fund may invest in U.S. Government Guaranteed Securities denominated in foreign currencies. Thus, the value of Fund shares will be affected by changes in exchange rates.

  As one way of managing exchange rate risk, in addition to entering into currency futures contracts, the Fund may enter into forward currency exchange contracts (agreements to purchase or sell currencies at a specified price and date). The exchange rate for the transaction (the amount of currency the Fund will deliver or receive when the contract is completed) is fixed when the Fund enters into the contract. The Fund usually will enter into these contracts to stabilize the U.S. dollar value of a security it has agreed to buy or sell. The Fund intends to use these contracts to hedge the U.S. dollar value of a security it already owns, particularly if the Fund expects a decrease in the value of the currency in which the foreign security is denominated. Although the Fund will attempt to benefit from using forward contracts, the success of its hedging strategy will depend on Keystone's ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar. The value of the Fund's investments denominated in foreign currencies will depend on the relative strength of those currencies and the U.S. dollar, and the Fund may be affected favorably or unfavorably by changes in the exchange rates or exchange control regulations between foreign currencies and the dollar. Changes in foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Fund. Although the Fund does not currently intend to do so, the Fund may also purchase and sell options related to foreign currencies. The Fund does not intend to enter into foreign currency transactions for speculation or leverage.

INTEREST RATE TRANSACTIONS (SWAPS, CAPS AND FLOORS).
  If the Fund enters into interest rate swap, cap or floor transactions, it expects to do so primarily for hedging purposes, which may include preserving a return or spread on a particular investment or portion of its portfolio or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. The Fund does not intend to use these transactions in a speculative manner.

  Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate caps and floors are similar to options in that the purchase of an interest rate cap or floor entitles the purchaser, to the extent that a specified index exceeds (in the case of a cap) or falls below (in the case of a floor) a predetermined interest rate, to receive payments of interest on a contractually-based principal ("notional") amount from the party selling the interest rate cap or floor. The Fund may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

  The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become more established and relatively liquid. Caps and floors are less liquid than swaps. These transactions also involve the delivery of securities or other underlying assets and principal. Accordingly, the risk of loss to the Fund from interest rate transactions is limited to the net amount of interest payments that the Fund is contractually obligated to make.

COLLATERALIZED MORTGAGE OBLIGATIONS.
  The Fund may also invest in fixed rate and adjustable rate collateralized mortgage obligations ("CMOs"), including CMOs with rates that move inversely to market rates that are issued by and guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities. The principal governmental issuer of CMOs is Federal National Mortgage Association ("FNMA"). In addition, Federal Home Loan Mortgage Corporation ("FHLMC") issues a significant number of CMOs. The Fund will not invest in CMOs that are issued by private issuers. CMOs are debt obligations collateralized by mortgage securities in which the payment of the principal and interest is supported by the credit, of, or guaranteed by, the U.S. government or an agency or instrumentality of the U.S. government. The secondary market for CMOs is actively traded.

  CMOs are structured by redirecting the total payment of principal and interest on the underlying mortgage securities used as collateral to create classes with different interest rates, maturities and payment schedules. Instead of interest and principal payments on the underlying mortgage securities being passed through or paid pro rata to each holder (e.g., the Fund), each class of a CMO is paid from and secured by a separate priority payment of the cash flow generated by the pledged mortgage securities.

  Most CMO issues have at least four classes. Classes with earlier changes to maturities receive priority on payments to assure the early maturity. After the first class is redeemed, excess cash flow not necessary to pay interest on the remaining classes is directed to the repayment of the next maturing class until that class is fully redeemed. This process continues until all classes of the CMO issue have been paid in full. Among the CMO classes available are floating (adjustable) rate classes, which have characteristics similar to Adjustable Rate Mortgages (ARMS), and inverse floating rate classes whose coupons vary inversely with the rate of some market index. The Fund may purchase any class of CMO other than the residual (final) class.

  An inverse floating rate CMO, i.e., an "inverse floater," bears an interest rate that resets in the opposite direction of the change in a specified interest rate index. As market interest rates rise, the interest rate of the inverse floater goes down, and vice versa. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. Inverse floaters tend to exhibit greater price volatility than fixed-rate bonds of similar maturity and credit quality. The interest rates on inverse floaters may be significantly reduced, even to zero, if interest rates rise. Moreover, the secondary market for inverse floaters may be limited in rising interest rate environments.

  ADJUSTABLE RATE MORTGAGE SECURITIES.
Another type of mortgage-related security, known as adjustable-rate mortgage securities ("ARMS"), bears interest at a rate determined by reference to a predetermined interest rate or index. There are two main categories of rates or indices: (1) rates based on the yield on U.S. Treasury securities, and (2) indices derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Some rates and indices closely mirror changes in market interest rate levels, while others tend to lag changes in market rate levels and tend to be somewhat less volatile.

  ARMS may be secured by adjustable-rate mortgages or fixed-rate mortgages. ARMS secured by fixed-rate mortgages generally have lifetime caps on the coupon rates of the securities. To the extent that general interest rates increase faster than the interest rates on the ARMS, these ARMS will decline in value. The adjustable-rate mortgages that secure ARMS will frequently have caps that limit the maximum amount by which the interest rate or the monthly principal and interest payments on the mortgages may increase. These payment caps can result in negative amortization (i.e., an increase in the balance of the mortgage loan). Furthermore, since many adjustable-rate mortgages only reset on an annual basis, the values of ARMS tend to fluctuate to the extent that changes in prevailing interest rates are not immediately reflected in the interest rates payable on the underlying adjustable-rate mortgages.

  STRIPPED MORTGAGE SECURITIES. Stripped mortgage-related securities ("SMRS") are mortgage-related securities that are usually structured with two classes of securities collateralized by a pool of mortgages or a pool of mortgaged-backed bonds or pass-through securities, with each class receiving different proportions of the principal and interest payments from the underlying assets. A common type of SMRS has one class of interest-only securities ("IOs") receiving all of the interest payments from the underlying assets, while the other class of securities, principal-only securities ("POs"), receives all of the principal payments from the underlying assets. IOs and POs are extremely sensitive to interest rate changes and are more volatile than mortgage-related securities that are not stripped. IOs tend to decrease in value as interst rates decrease, while POs generally increase in value as interest rates decrease. If prepayments of the underlying mortgages are greater than anticipated, the amount of interest earned on the overall pool will decrease due to the decreasing principal balance of the assets. Changes in the values of IOs and POs can be substantial and occur quickly, such as occurred in the first half of 1994 when the value of many POs dropped precipitously due to increase in interest rates. For this reason the Fund does not rely on IOs and POs as the principal means of furthering its investment objective.

  Determinations of the liquidity of SMRS issued by the U.S. government, its agencies and instrumentalities will be made by ascertaining whether such securities can be disposed of within seven days in the ordinary course of business at the value used in the calculation of the Fund's net asset value per share. In the event the Fund purchases Stripped Mortgage Securities determined to be illiquid, such Stripped Mortgage Securities, together with investments in other illiquid securities, will be limited to 15% of the Fund's assets. In any event, the Fund currently intends to invest no more than 15% of its net assets in IOs and to limit investment in POs so that its PO holdings do not exceed its IO holdings by more than 5%.

  MORTGAGE-RELATED SECURITIES -- SPECIAL CONSIDERATIONS. The value of mortgage-related securities is affected by a number of factors. Unlike traditional debt securities, which have fixed maturity dates, mortgage-related securities may be paid earlier than expected as a result of prepayment of the underlying mortgages. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in the early payment of the applicable mortgage-related securities. In that event the Fund may be unable to invest the proceeds from the early payment of the mortgage-related securities in an investment that provides as high a yield as the mortgage-related securities. Consequently, early payment associated with mortgage-related securities causes these securities to experience significantly greater price and yield volatility than experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by the level of general interest rates, general economic conditions and other social and demographic factors. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-related securities. If the life of a mortgage-related security is inaccurately predicted, the Fund may not be able to realize the rate of return it expected.

  As with fixed-income securities generally, the value of mortgage-related securities can also be adversely affected by increases in general interest rates relative to the yield provided by such securities. Such adverse effect is especially possible with fixed-rate mortgage securities. If the yield available on other investments rises above the yield of the fixed-rate mortgage securities as a result of general increases in interest rate levels, the value of the mortgage-related securities will decline. Although the negative effect could be lessened if the mortgage-related securities were to be paid earlier (thus permitting the Fund to reinvest the prepayment proceeds in investments yielding the higher current interest rate), as described above the rate of mortgage prepayments and earlier payment of mortgage-related securities generally tends to decline during a period of rising interest rates.

  Although the value of ARMS may not be affected by rising interest rates as much as the value of fixed-rate mortgage securities is affected by rising interest rates, ARMS may still decline in value as a result of rising interest rates. Although, as described above, the yield on ARMS varies with changes in the applicable interest rate or index, there is often a lag between increases in general interest rates and increases in the yield on ARMS as a result of relatively infrequent interest rate reset dates. In addition, adjustable-rate mortgages and ARMS often have interest rate or payment caps that limit the ability of the adjustable-rate mortgages or ARMS to fully reflect increases in the general level of interest rates.

  OTHER ASSET-BACKED SECURITIES. The securitization techniques used to develop mortgage-related securities are being applied to a broad range of financial assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans and leases, credit card receivables, home equity loans, equipment leases and trade receivables, are being securitized in structures similar to the structures used in mortgage securitizations. These asset-backed securities are subject to risks associated with changes in interest rates and prepayment of underlying obligations similar to the risks of investment in mortgage-related securities discussed above.

  Each type of asset-backed security also entails unique risks depending on the type of assets involved and the legal structure used. For example, credit card receivables are generally unsecured obligations of the credit card holder and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There have also been proposals to cap the interest rate that a credit card issuer may charge. In some transactions, the value of the asset-backed security is dependent on the performance of a third party acting as credit enhancer or servicer. Furthermore, in some transactions (such as those involving the securitization of vehicle loans or leases) it may be administratively burdensome to perfect the interest of the security issuer in the underlying collateral and the underlying collateral may become damaged or stolen.

  STRUCTURED SECURITIES. Structured securities represent interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations or foreign government securities. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of structured securities backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Structured securities of a given class may be either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities.

  BRADY BONDS. Brady Bonds are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructurings under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Bonds have been issued only recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over-the-counter secondary market.

  U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed-rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations that have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments, but generally are not collateralized. Brady Bonds are often viewed as having up to four valuation components: (1) collateralized repayment of principal at final maturity, (2) collateralized interest payments, (3) uncollateralized interest payments, and
(4) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments that would have then been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

                                                                     EXHIBIT A

                            REDUCED SALES CHARGES

Initial sales charges may be reduced or eliminated for persons or organizations purchasing Class A shares of the Fund alone or in combination with Class A shares of other Keystone America Funds. Only Class A shares subject to an initial or deferred sales charge are eligible for inclusion in reduced sales charge programs.

  For purposes of qualifying for reduced sales charges on purchases made pursuant to Rights of Accumulation or Letters of Intent, the term "Purchaser" includes the following persons: an individual; an individual, his or her spouse and children under the age of 21; a trustee or other fiduciary of a single trust estate or single fiduciary account established for their benefit; an organization exempt from federal income tax under Section 501 (c)(3) or
(13) of the Internal Revenue Code; a pension, profit-sharing or other employee benefit plan whether or not qualified under Section 401 of the Internal Revenue Code; or other organized groups of persons, whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount. In order to qualify for a lower sales charge, all orders from an organized group will have to be placed through a single investment dealer or other firm and identified as originating from a qualifying purchaser.

CONCURRENT PURCHASES
  For purposes of qualifying for a reduced sales charge, a Purchaser may combine concurrent direct purchases of Class A shares of two or more of the "Eligible Funds," as defined below. For example, if a Purchaser concurrently invested $75,000 in one of the other "Eligible Funds" and $75,000 in the Fund, the sales charge would be that applicable to a $150,000 purchase, i.e., 3.75% of the offering price, as indicated in the Sales Charge Schedule in the prospectus.

RIGHT OF ACCUMULATION
  In calculating the sales charge applicable to current purchases of the Fund's Class A shares, a Purchaser is entitled to accumulate current purchases with the current value of previously purchased Class A shares of the Fund and Class A shares of certain other eligible funds that are still held in (or exchanged for shares of and are still held in) the same or another eligible fund ("Eligible Fund(s)"). The Eligible Funds are the Keystone America Funds and Keystone Liquid Trust.

  For example, if a Purchaser held shares valued at $99,999 and purchased an additional $5,000, the sales charge for the $5,000 purchase would be at the next lower sales charge of 3.75% of the offering price as indicated in the Sales Charge schedule. KIRC must be notified at the time of purchase that the Purchaser is entitled to a reduced sales charge, which reduction will be granted subject to confirmation of the Purchaser's holdings. The Right of Accumulation may be modified or discontinued at any time.

LETTER OF INTENT
  A Purchaser may qualify for a reduced sales charge on a purchase of Class A shares of the Fund alone or in combination with purchases of Class A shares of any of the other Eligible Funds by completing the Letter of Intent section of the application. By so doing, the Purchaser agrees to invest within a thirteen-month period a specified amount which, if invested at one time, would qualify for a reduced sales charge. Each purchase will be made at a public offering price applicable to a single transaction of the dollar amount specified on the application, as described in this prospectus. The Letter of Intent does not obligate the Purchaser to purchase, nor the Fund to sell, the amount indicated.

  After the Letter of Intent is received by KIRC, each investment made will be entitled to the sales charge applicable to the level of investment indicated on the application. The Letter of Intent may be back-dated up to ninety days so that any investments made in any of the Eligible Funds during the preceding ninety-day period, valued at the Purchaser's cost, can be applied toward fulfillment of the Letter of Intent. However, there will be no refund of sales charges already paid during the ninety-day period. No retroactive adjustment will be made if purchases exceed the amount specified in the Letter of Intent. Income and capital gains distributions taken in additional shares will not apply toward completion of the Letter of Intent.

  If total purchases made pursuant to the Letter of Intent are less than the amount specified, the Purchaser will be required to remit an amount equal to the difference between the sales charge paid and the sales charge applicable to purchases actually made. Out of the initial purchase (or subsequent purchases, if necessary), 5% of the dollar amount specified on the application will be held in escrow by KIRC in the form of shares registered in the Purchaser's name. The escrowed shares will not be available for redemption, transfer or encumbrance by the Purchaser until the Letter of Intent is completed or the higher sales charge paid. All income and capital gains distributions on escrowed shares will be paid to the Purchaser or his order.

  When the minimum investment specified in the Letter of Intent is completed (either prior to or by the end of the thirteen-month period), the Purchaser will be notified and the escrowed shares will be released. If the intended investment is not completed, the Purchaser will be asked to remit to the Principal Underwriter any difference between the sales charge on the amount specified and on the amount actually attained. If the Purchaser does not within 20 days after written request by the Principal Underwriter or his dealer pay such difference in sales charge, KIRC will redeem an appropriate number of the escrowed shares in order to realize such difference. Shares remaining after any such redemption will be released by KIRC. Any redemptions made by the Purchaser during the thirteen-month period will be subtracted from the amount of the purchases for purposes of determining whether the Letter of Intent has been completed. In the event of a total redemption of the account prior to completion of the Letter of Intent, the additional sales charge due will be deducted from the proceeds of the redemption and the balance will be forwarded to the Purchaser.

  By signing the application, the Purchaser irrevocably constitutes and appoints KIRC his attorney to surrender for redemption any or all escrowed shares with full power of substitution.

  The Purchaser or his dealer must inform the Principal Underwriter or KIRC that a Letter of Intent is in effect each time a purchase is made.

                     --------------------------------------
                                KEYSTONE AMERICA
                                  FUND FAMILY

                                        +


                                Balanced Fund II
                      Capital Preservation and Income Fund
                           Government Securities Fund
                          Intermediate Term Bond Fund
                             Strategic Income Fund
                                World Bond Fund
                              Tax Free Income Fund
                        California Insured Tax Free Fund
                             Florida Tax Free Fund
                          Massachusetts Tax Free Fund
                             Missouri Tax Free Fund
                         New York Insured Tax Free Fund
                           Pennsylvania Tax Free Fund
                             Fund for Total Return
                           Global Opportunities Fund
                      Hartwell Emerging Growth Fund, Inc.
                                   Omega Fund
                              Fund of the Americas
                     Global Resources and Development Fund
                          Small Company Growth Fund II


                     --------------------------------------


[Logo] KEYSTONE
       INVESTMENTS

       Keystone Investment Distributors Company
       200 Berkeley Street
       Boston, Massachusetts 02116-5034
                                             [Recycle Logo]
GSF-P  11/95
11M


                     --------------------------------------
                                    KEYSTONE
                        --------------------------------

                               [Graphic Omitted]




                        --------------------------------

                                   GOVERNMENT
                                   SECURITIES
                                      FUND

                     --------------------------------------

                                     [Logo]

                                 PROSPECTUS AND
                                  APPLICATION

                       KEYSTONE GOVERNMENT SECURITIES FUND

                                     PART B

                      STATEMENT OF ADDITIONAL INFORMATION

                       KEYSTONE GOVERNMENT SECURITIES FUND

                       STATEMENT OF ADDITIONAL INFORMATION

                                November 29, 1996


         This statement of additional information is not a prospectus, but relates to, and should be read in conjunction with, the prospectus of Keystone Government Securities Fund (the "Fund") dated November 29, 1996. A copy of the prospectus may be obtained from the Fund's principal underwriter, Keystone Investment Distributors Company (the "Principal Underwriter"),or your broker-dealer. The Principal Underwriter is located at 200 Berkeley Street, Boston, Massachusetts 02116-5034.



                                TABLE OF CONTENTS


                                                                        Page

The Fund                                                                  2
Investment Policies                                                       2
Investment Restrictions                                                   4
Distributions and Taxes                                                   6
Valuation of Securities                                                   8
Brokerage                                                                 9
Sales Charges                                                            11
Distribution Plans                                                       15
Trustees and Officers                                                    19
Investment Manager and Investment Adviser                                24
Principal Underwriter                                                    28
Declaration of Trust                                                     31
Standardized Total Return
  and Yield Quotations                                                   33
Financial Statements                                                     34
Additional Information                                                   35
Appendix                                                                A-1

--------------------------------------------------------------------------------
                                    THE FUND

--------------------------------------------------------------------------------

         The Fund is an open-end, diversified management investment company commonly known as a mutual fund. The Fund was formed as a Massachusetts business trust on October 24, 1986. The Fund is managed by Keystone Management, Inc. ("Keystone Management"), its investment manager, and advised by Keystone Investment Management Company ("Keystone"), its investment adviser.

         Certain information about the Fund is contained in its prospectus. This statement of additional information provides additional information about the Fund that may be of interest to some investors.


--------------------------------------------------------------------------------
                               INVESTMENT POLICIES

-------------------------------------------------------------------------------

GNMA Guarantee

         The National Housing Act authorizes the Government National Mortgage Association ("GNMA") to guarantee the timely payment of principal and interest on securities backed by a group (or pool) of mortgages insured by the Federal Housing Administration ("FHA") or the Farmers' Home Administration ("FMHA"), or guaranteed by the Veteran's Administration ("VA"). The GNMA guarantee is backed by the full faith and credit of the U.S. government. GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

Life of GNMA Certificates

         The average life of GNMA certificates is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greatest part of principal invested well before the maturity of the mortgages in the pool. (Note: Due to the GNMA guarantee, foreclosures impose no risk to principal investment.)


         Because prepayment rates of individual mortgage pools will vary widely, it is not possible to accurately predict the average life of a particular issue of GNMA certificates. However, statistics published by the FHA are normally used as an indicator of the expected average life of GNMA certificates. These statistics indicate that the average life of single-family dwelling mortgages with 25-30 years maturities, the type of mortgages backing the vast majority of GNMA certificates, is approximately 12 years. For this reason, it is standard practice to treat GNMA certificates as 30-year mortgage-backed securities that prepay fully in the twelfth year.

Yield Characteristics of GNMA Certificates

         The coupon rate of interest of GNMA certificates is lower than the interest rate paid on the VA-guaranteed or FHA-insured mortgages underlying the certificates, but only by the amount of the fee paid to GNMA and the issuer. For the most common type of mortgage pool, containing single family dwelling mortgages, GNMA receives an annual fee based on the outstanding principal for providing its guarantee, and the issuer is paid an annual fee for assembling the mortgage pool and for passing through monthly payments of interest and principal to certificate holders.

         For the following reasons, the coupon rate by itself is not indicative of the yield that will be earned on the certificates:

         1. certificates may be issued at a premium or discount, rather than at par;

         2. after issuance, certificates may trade in the secondary market at a premium or discount;

         3. interest is earned monthly, rather than semi-annually as for traditional bonds, and monthly compounding has the effect of raising the effective yield earned on GNMA certificates; and

         4. the actual yield of each GNMA certificate is influenced by the prepayment experience of the mortgage pool underlying the certificate; i.e., if mortgagors pay off their mortgages early, the principal returned to certificate holders may be reinvested at more or less favorable rates.

         In determining yields for GNMA certificates, the standard practice is to assume that the certificates will have a 12-year life. Compared on this basis, GNMA certificates have historically yielded more than high grade corporate bonds and U.S. government and U.S. government agency bonds. As the life of individual pools may vary widely, however, the actual yield earned on any issue of GNMA certificates may differ significantly from the yield estimated on the assumption of a 12-year life.

Market for GNMA Certificates

         Since the inception of the GNMA mortgage-backed securities program in 1970, the amount of GNMA certificates outstanding has grown rapidly. The size of the market and the active participation in the secondary market by securities dealers and many types of investors make the GNMA certificate a highly liquid instrument. Prices of GNMA certificates are readily available from securities dealers and depend on, among other things, the level of market rates, the certificate's coupon rate and the prepayment experience of the pool of mortgages backing the certificate.

--------------------------------------------------------------------------------
                             INVESTMENT RESTRICTIONS

--------------------------------------------------------------------------------

         The Fund has adopted the fundamental investment restrictions set forth below. These restrictions may not be changed without the vote of a majority of the Fund's outstanding voting shares (as defined in the Investment Company Act of 1940 (the "1940 Act"), which means the lesser of (1) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (2) more than 50% of the outstanding shares). Unless otherwise stated, all references to the assets of the Fund are in terms of current market value. The Fund may not do the following:

         1. purchase any security (other than U.S. government securities) of any issuer if as a result more than 5% of its total assets would be invested in securities of the issuer, except that up to 25% of its total assets may be invested without regard to this limit;

         2. purchase securities on margin, except that it may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities;

         3. make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or of securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short;

         4. borrow money or enter into reverse repurchase agreements, except that the Fund may enter into reverse repurchase agreements or borrow money from banks for temporary or emergency purposes in aggregate amounts up to one-third of the value of the Fund's net assets; provided that while borrowings exceed 5% of the Fund's net assets, any such borrowings will be repaid before additional investments are made;

         5. pledge more than 15% of its net assets to secure indebtedness; the purchase or sale of securities on a "when issued" basis or collateral arrangement with respect to the writing of options on securities are not deemed to be a pledge of assets;

         6. issue senior securities; the purchase or sale of securities on a "when issued" basis or collateral arrangement with respect to the writing of options on securities are not deemed to be the issuance of a senior security;

         7. make loans, except that the Fund may (a) purchase or hold debt securities consistent with its investment objective, (b) lend portfolio securities valued at not more than 15% of its total assets to broker-dealers, and (c) enter into repurchase agreements;

         8. purchase any security if more than 25% of its total assets would be invested in securities of issuers in a single industry except that (a) there is no restriction with respect to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; (c) the industry classification of utilities will be determined according to their services (for example, gas, gas transmission, electric and telephone will each be considered a separate industry); and (d) the industry classification of medically related industries will be determined according to their services (for example, management, hospital supply, medical equipment and pharmaceuticals will each be considered a separate industry);

         9. invest more than 10% of its total assets in securities with legal or contractual restrictions on resale or in securities for which market quotations are not readily available or in repurchase agreements maturing in more than seven days;

         10. invest more than 5% of its total assets in securities of any company having a record, together with its predecessors, of less than three years of continuous operation;

         11. purchase securities of other investment companies except in connection with a merger, consolidation, reorganization, purchase of assets or similar transaction;

         12. purchase or sell commodities or commodity contracts or real estate, except that the Fund may purchase securities and sell securities secured by real estate and securities of companies which invest in real estate; and may engage in currency or other financial futures contracts and related options transactions; and

         13. underwrite securities of other issuers, except that the Fund may purchase securities from the issuer or others and dispose of such securities in a manner consistent with its investment objective.

         If a percentage limit is satisfied at the time of investment or borrowing, a later increase or decrease resulting from a change in asset value is not a violation of the limit.


--------------------------------------------------------------------------------
                             DISTRIBUTIONS AND TAXES

--------------------------------------------------------------------------------

         The  Fund  will  make   distributions  to  its  shareholders  from  net
investment income monthly and net capital gains, if any, annually in shares or, at the option of the shareholder, in cash.

         Shareholders who have not opted, prior to the record date for any distribution, to receive cash will have the number of distributed shares determined on the basis of the Fund's net asset value per share computed at the end of the day on the ex-dividend date after adjustment for the distribution. Net asset value is used in computing the number of shares in both gains and income distribution reinvestments. Account statements and/or checks as appropriate will be mailed to shareholders within seven days after the Fund pays the distribution. Unless the Fund receives instructions to the contrary before the record date, it will assume that the shareholder wishes to receive that distribution and future gains and income distributions in shares. Instructions continue in effect until changed in writing.

         Distributions are taxable whether received in cash or additional shares. Distributed long-term capital gains are taxable as such to the shareholder, regardless of how long the shareholder has held the Fund shares. However, if such shares are held for less than six months and redeemed at a loss, the shareholder will recognize a long-term capital loss on such shares to the extent of the long-term capital gain distribution received in connection with such shares. If the net asset value of the Fund's shares is reduced below a shareholder's cost by a capital gains distribution, such distribution, to the extent of the reduction, would be a return of investment though taxable as stated above. Since distributions of capital gains depend upon profits actually realized from the sale of securities by the Fund, they may or may not occur. The foregoing comments relating to the taxation of dividends and distributions paid on the Fund's shares relate solely to federal income taxation. Such dividends and distributions may also be subject to state and local taxes.

         When the Fund makes a distribution, it intends to distribute only the Fund's net capital gains and such income as has been predetermined to the best of the Fund's ability to be taxable as ordinary income. Shareholders of the Fund will be advised annually of the federal income tax status of distributions.

--------------------------------------------------------------------------------
                             VALUATION OF SECURITIES

--------------------------------------------------------------------------------

         Current values for the Fund's portfolio securities are determined as follows:

         (1) securities traded in the over-the-counter market are valued at the mean of the bid and asked prices at the time of valuation, provided that a sale has occurred and that this price reflects current market value according to standards established by the Fund's Board of Trustees;

         (2) short term U.S. Government Guaranteed Securities (other than GNMA certificates) and Other Eligible Securities that are purchased with maturities of sixty days or less, including all master demand notes, are valued at amortized cost (original purchase cost as adjusted for amortization of premium or accretion of discount), plus either accrued interest or amortized discount; short-term investments maturing in more than sixty days for which market quotations are readily available are valued at current market value; and short-term investments maturing in more than sixty days when purchased that are held on the sixtieth day prior to maturity are valued at amortized cost (market value on the sixtieth day adjusted for amortization of premium or accretion of discount), which, when combined with accrued interest, approximates market; and

         (3) all other U.S. Government Guaranteed Securities (other than GNMA certificates) and Other Eligible Securities for which market quotations are readily available are valued at current market value or, where market quotations are not readily available, at fair value as determined in good faith according to procedures established by the Board of Trustees; and

         (4) securities, including restricted securities and other assets, for which market quotations are not readily available are valued at prices deemed in good faith to be fair under procedures established by the Fund's Board of Trustees.

         The Fund believes that reliable market quotations are generally not readily available for purposes of valuing U.S. Government Guaranteed Securities, other than Treasury bills, and certain Other Eligible Securities. As a result, it is likely that most of the valuations for such securities will be based upon their fair value determined under procedures that have been approved by the Fund's Board of Trustees. The Fund's Board of Trustees has authorized the use of a pricing service to determine the fair value of such securities.

--------------------------------------------------------------------------------
                                    BROKERAGE

--------------------------------------------------------------------------------

         It is the policy of Keystone, in effecting transactions in the Fund's portfolio securities, to seek best execution of orders at the most favorable prices. The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations including, without limitation, the overall direct net economic result to the Fund, involving both price paid or received and any commissions and other costs paid; the efficiency with which the transaction is effected; the broker's ability to effect the transaction at all where a large block is involved; the availability of the broker to stand ready to execute potentially difficult transactions in the future; and the financial strength and stability of the broker. Such considerations are weighed by management in determining the overall reasonableness of brokerage commissions paid.

         Subject to the foregoing, a factor in the selection of brokers is the receipt of research services, such as analyses and reports concerning issuers, industries, securities, economic factors and trends and other statistical and factual information. Any such research and other statistical and factual information provided by brokers to the Fund, Keystone Management or Keystone is considered to be in addition to, and not in lieu of, services required to be performed by Keystone Management under its Investment Management Agreement with the Fund (the "Management Agreement") or Keystone under its Investment Advisory Agreement with Keystone Management (the "Advisory Agreement"). The cost, value and specific application of such information are indeterminable and cannot be practically allocated among the Fund and other clients of Keystone Management or Keystone who may indirectly benefit from the availability of such information. Similarly, the Fund may indirectly benefit from information made available as a result of transactions effected for such other clients. Under the Management Agreement and the Advisory Agreement, Keystone Management and Keystone are permitted to pay higher brokerage commissions for brokerage and research services in accordance with Section 28(e) of the Securities Exchange Act of 1934. In the event Keystone Management and Keystone do follow such a practice, they will do so on a basis that is fair and equitable to the Fund.

         The Fund may seek to maximize the rate of return on its portfolio by engaging in short-term trading consistent with its investment objective. Such trading will occur primarily in anticipation of or in response to market developments, including a rise or fall in interest rates. In addition, a security may be sold and another purchased at approximately the same time to take advantage of what Keystone believes to be a temporary disparity in the normal yield relationship between the two securities. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, due to such things as changes in the overall demand for, or supply of, various types of U.S. Government Guaranteed Securities (as defined in the Fund's prospectus) and Other Eligible Securities (as defined in the Fund's prospectus) or changes in the investment objectives of investors. This policy of short-term trading may result in a higher portfolio turnover and increased expenses.

         Neither Keystone Management, Keystone, nor the Fund intend to place securities transactions with any particular broker-dealer or group thereof. The Fund's Board of Trustees, however, has determined that the Fund may consider sales of shares as a factor in the selection of broker-dealers to execute portfolio transactions, subject to the requirements of best execution, including best price, described above.

         The Fund's Board of Trustees periodically reviews the Fund's brokerage policy. In the event of further regulatory developments affecting securities exchanges and brokerage practices generally, the Board of Trustees may change, modify or eliminate any of the foregoing practices.

         Investment decisions for the Fund are made independently by Keystone Management or Keystone from those of the other funds and investment accounts managed by Keystone Management or Keystone. It may frequently develop, however, that the same investment decision is made for more than one fund. Simultaneous transactions are inevitable when the same security is suitable for the investment objective of more than one account. When two or more funds or accounts are engaged in the purchase or sale of the same security, the transactions are allocated as to amount in accordance with a formula which is equitable to each fund or account. Although, in some cases this system could have a detrimental effect on the price or volume of the Fund portfolio securities, in other cases, the Fund believes that its ability to participate in volume transactions will produce better executions for the Fund.

         Portfolio securities are not purchased from or sold to Keystone Management, Keystone, the Principal Underwriter or any of their affiliated persons, as defined in the 1940 Act and rules and regulations issued thereunder.

         The Fund paid no brokerage commissions during the fiscal years ended July 31, 1994, 1995 and 1996.


--------------------------------------------------------------------------------
                                  SALES CHARGES

--------------------------------------------------------------------------------

General

         The Fund offers Class A, B, and C shares. Class A shares are offered with a maximum sales charge of 4.75% payable at the time of purchase ("Front-End Load Option"). Class B shares purchased on or after June 1, 1995, are subject to a contingent deferred sales charge (a "CDSC") payable upon redemption during the 72-month period from and including the month of purchase. Class B shares purchased prior to June 1, 1995, are subject to a CDSC payable upon redemption within three calendar years after the first year of purchase ("Back-End Load Option"). Class B shares purchased on or after June 1, 1995, that have been outstanding eight years from and including the month of purchase will automatically convert to Class A shares without imposition of a front-end sales charge or exchange fee. Class B shares purchased prior to June 1, 1995, that have been outstanding during seven calendar years will similarly convert to Class A shares. (Conversion of Class B shares represented by stock certificates will require the return of the stock certificates to Keystone Investor Resource Center, Inc., the Fund's transfer and dividend disbursing agent ("KIRC").) Class C shares are sold subject to a CDSC payable upon redemption within one year after purchase ("Level Load Option"). Class C shares are available only through broker-dealers who have entered into special distribution agreements with the Principal Underwriter. The prospectus contains a general description of how investors may buy shares of the Fund and a description of applicable CDSCs.

Contingent Deferred Sales Charges

         In order to reimburse the Fund for certain expenses relating to the sale of its shares (see "Distribution Plans"), a CDSC is imposed at the time of redemption of certain Fund shares, as described below. If imposed, the CDSC is deducted from the redemption proceeds otherwise payable to you. The CDSC is retained by the Principal Underwriter. See "Calculation of Contingent Deferred Sales Charge" below.

Class A Shares

         With certain exceptions, purchases of Class A shares (1) in an amount equal to or exceeding $1,000,000 and/or (2) by a corporate or certain other qualified retirement plan or a non-qualified deferred compensation plan or a Title I tax sheltered annuity or TSA Plan sponsored by an organization having 100 or more eligible employees (a "Qualifying Plan"), in either case without a front-end sales charge, will be subject to a CDSC during the 24-month period following the date of purchase.

Class B Shares

         With respect to Class B shares purchased on or after June 1, 1995, the Fund, with certain exceptions, will impose a deferred sales charge on Class B shares redeemed during succeeding twelve-month periods as follows: 5.00% during the first twelve-month period; 4.00% during the second twelve-month period; 3.00% during the third twelve-month period; 3.00% during the fourth twelve-month period; 2.00% during the fifth twelve-month period, and 1.00% during the sixth twelve-month period. No deferred sales charge is imposed on amounts redeemed thereafter.

         With respect to Class B shares sold prior to June 1, 1995, the Fund, with certain exceptions, will impose a CDSC of 3.00% on shares redeemed during the calendar year of purchase and the first calendar year purchase; 2.00% on shares redeemed during the second calendar year after purchase; and 1.00% on shares redeemed during the third calendar year after purchase. No CDSC is imposed on amounts redeemed thereafter.

         Amounts received by the Principal Underwriter under the Class B Distribution Plans are reduced by CDSCs retained by the Principal Underwriter. See "Calculation of Contingent Deferred Sales Charge" below.

Class C Shares

         With certain exceptions, the Fund may impose a CDSC of 1.00% on Class C shares redeemed within one year after the date of purchase. No CDSC is imposed on amounts redeemed thereafter. See "Calculation of Contingent Deferred Sales Charge" below.

Calculation of Contingent Deferred Sales Charge

         Any CDSC imposed upon the redemption of Class A, Class B, or Class C shares is a percentage of the lesser of (1) the net asset value of the shares redeemed or (2) the net cost of such shares.

         No CDSC is imposed when you redeem amounts derived from (1) increases in the value of your account above the net cost of such shares; (2) certain shares with respect to which the Fund did not pay a commission on issuance, including shares acquired through reinvestment of dividend income and capital gains distributions; (3) certain Class A shares held for more than 24 months;
(4) Class B shares held more than four consecutive calendar years or 72 months, as the case may be; or (5) Class C shares held for more than one year from date of purchase.

         Upon request for redemption, shares not subject to the CDSC will be redeemed first. Thereafter, shares held the longest will be the first to be redeemed. There is no CDSC when the shares of a class are exchanged for the shares of the same class of another Keystone America Fund. Moreover, for the purpose of computing CDSCs, when shares of one fund are exchanged for shares of another fund, the date of purchase of the shares being acquired by exchange is deemed to be the date the shares being tendered for exchange were originally purchased.

Waiver of Sales Charge

         Shares of the Fund may be sold, to the extent permitted by applicable law, regulations, interpretations or exemptions, at net asset value without the imposition of an initial sales charge to (1) certain Directors, Trustees, officers, full-time employees and sales representatives of the Fund, Keystone Management, Keystone, Keystone Investments, Inc. ("Keystone Investments"), Harbor Capital Management Company, Inc., the Principal Underwriter and their affiliates, who have been such for not less than ninety days; (2) a pension and profit-sharing plan established by such companies and their affiliates for the benefit of their Directors, Trustees, officers, full-time employees and sales representatives; or (3) registered representatives of a firm that has a dealer agreement with the Principal Underwriter; provided, however, that all such sales are made upon the written assurance that the purchase is made for investment purposes and that the securities will not be resold except through redemption by the Fund.

         No initial sales charge is charged on purchases of shares of the Fund by a bank or trust company in a single account in the name of such bank or trust company as trustee if the initial investment in shares of the Fund or any fund in the Keystone Investments Family of Funds purchased pursuant to this waiver is at least $500,000 and any commission paid at the time of such purchase is not more than 1% of the amount invested.

         With respect to Class A shares purchased by a Qualifying Plan at net asset value or Class C shares purchased by a Qualifying Plan, no CDSC will be imposed on any redemptions made specifically by an individual participant in the Qualifying Plan. This waiver is not available in the event a Qualifying Plan, as a whole, redeems substantially all of its assets.

         In addition, no CDSC is imposed on a redemption of shares of the Fund in the event of (1) death or disability of the shareholder; (2) a lump-sum distribution from a benefit plan qualified under the Employee Retirement Income Security Act of 1974 ("ERISA"); (3) automatic withdrawals from ERISA plans if the shareholder is at least 59 1/2 years old; (4) involuntary redemptions of an account having an aggregate net asset value of less than $1,000; (5) automatic withdrawals under a Systematic Income Plan of up to 1.5% per month of the shareholder's initial account balance; (6) withdrawals consisting of loan proceeds to a retirement plan participant; (7) financial hardship withdrawals made by a retirement plan participant; or (8) withdrawals consisting of returns of excess contributions or excess deferral amounts made to a retirement plan participant.

Redemptions in Kind

         If conditions arise that would make it undesirable for the Fund to pay for all redemptions in cash, the Fund may authorize payment to be made in portfolio securities or other property. The Fund has obligated itself, however, under the 1940 Act, to redeem for cash all shares presented for redemption by any one shareholder up to the lesser of $250,000 or 1% of the Fund's net assets in any 90-day period. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share and would, to the extent permitted by law, be readily marketable. Shareholders receiving such securities would incur brokerage costs upon the securities' sale.


--------------------------------------------------------------------------------
                               DISTRIBUTION PLANS

--------------------------------------------------------------------------------

         Rule 12b-1 under the 1940 Act permits investment companies, such as the Fund, to use their assets to bear expenses of distributing their shares if they comply with various conditions, including the adoption of a distribution plan containing certain provisions set forth in Rule 12b-1 (a "Distribution Plan").

         The Fund's Class A, B, and C Distribution Plans have been approved by the Fund's Board of Trustees, including a majority of the Independent Trustees (who are not interested persons of the Fund, as defined in the 1940 Act, and who have no direct or indirect financial interest in the Distribution Plans or any agreement related thereto).

         The NASD limits the amount that the Fund may pay annually in distribution costs for sale of its shares and shareholder service fees. The NASD currently limits annual expenditures to 1.00% of the aggregate average daily net asset value of the Fund's shares, of which 0.75% may be used to pay such distribution costs and 0.25% may be used to pay shareholder service fees. The NASD also limits the aggregate amount that the Fund may pay for such distribution costs to 6.25% of gross share sales since the inception of the Distribution Plan, plus interest at the prime rate plus 1% on such amounts (less any CDSCs paid by shareholders to the Principal Underwriter) remaining unpaid from time to time.

Class A Distribution Plan

         The Class A Distribution Plan provides that the Fund may expend daily amounts at an annual rate, which is currently limited to up to 0.25% of the Fund's average daily net asset value attributable to Class A shares, to finance any activity that is primarily intended to result in the sale of Class A shares, including, without limitation, expenditures consisting of payments to the Principal Underwriter to enable the Principal Underwriter to pay or to have paid to others who sell Class A shares a service or other fee, at such intervals as the Principal Underwriter may determine, in respect of Class A shares maintained by such recipients and outstanding on the books of the Fund for specified periods.

         Amounts paid by the Fund under the Class A Distribution Plan are currently used to pay others, such as broker-dealers, service fees at an annual rate of up to 0.25% of the average net asset value of Class A shares maintained by such others and outstanding on the books of the Fund for specified periods.

Class B Distribution Plan

         Each Class B Distribution Plan provides that the Fund may expend daily amounts at an annual rate of up to 1.00% of the Fund's average daily net asset value attributable to Class B shares to finance any activity that is primarily intended to result in the sale of Class B shares, including, without limitation, expenditures consisting of payments to the Principal Underwriter (1) to enable the Principal Underwriter to pay to others (broker-dealers) commissions in respect of Class B shares sold since inception of the Distribution Plan; and (2) to enable the Principal Underwriter to pay or to have paid to others a service fee, at such intervals as the Principal Underwriter may determine, in respect of Class B shares maintained by such recipients and outstanding on the books of the Fund for specified periods.

         The Principal Underwriter generally reallows to broker-dealers or others a commission equal to 4.00% of the price paid for each Class B share sold plus the first year's service fee, in advance, in the amount of 0.25% of the price paid for each Class B share sold. Beginning approximately 12 months after the purchase of a Class B share, the broker-dealer or other party receives service fees at an annual rate of 0.25% of the average daily net asset value of such Class B share maintained by the recipient and outstanding on the books of the Fund for specified periods.

         The Principal Underwriter intends, but is not obligated, to continue to pay or accrue distribution charges incurred in connection with a Class B Distribution Plan that exceed current annual payments permitted to be received by the Principal Underwriter from the Fund ("Advances"). The Principal Underwriter intends to seek full reimbursement of Advances charges from the Fund (together with annual interest thereon at the prime rate plus 1%) at such time in the future as, and to the extent that, payment thereof by the Fund would be within the permitted limits. If the Fund's Independent Trustees authorize such Advances, the effect would be to extend the period of time during which the Fund incurs the maximum amount of costs allowed by a Class B Distribution Plan.

         In connection with financing its distribution costs, including commission advances to dealers and others, the Principal Underwriter has sold to a financial institution substantially all of its 12b-1 fee collection rights and CDSC collection rights in respect of Class B shares sold during the two-year period commencing approximately June 1, 1995. The Fund has agreed not to reduce the rate of payment of 12b-1 fees in respect of such Class B shares unless it terminates such shares' Distribution Plan completely. If it terminates such Distribution Plan, the Fund may be subject to adverse distribution consequences.

Class C Distribution Plan

         The Class C Distribution Plan provides that the Fund may expend daily amounts at an annual rate of up to 1.00% of the Fund's average daily net asset value attributable to Class C shares to finance any activity that is primarily intended to result in the sale of Class C shares, including, without limitation, expenditures consisting of payments to the Principal Underwriter) (1) to enable the Principal Underwriter to pay to others (broker-dealers) commissions in respect of Class C shares sold since inception of the Distribution Plan; and (2) to enable the Principal Underwriter to pay or to have paid to others a service fee, at such intervals as the Principal Underwriter may determine, in respect of Class C shares maintained by such recipients and outstanding on the books of the Fund for specified periods.

         The Principal Underwriter generally reallows to broker-dealers or others a commission in the amount of 0.75% of the price paid for each Class C share sold plus the first year's service fee, in advance, in the amount of 0.25% of the price paid for each Class C share sold. Beginning approximately fifteen months after purchase, brokers or others receive a commission at an annual rate of 0.75% (subject to NASD rules) plus service fees at the annual rate of 0.25% of the average daily net asset value of each Class C share maintained by the recipients and outstanding on the books of the Fund for specified periods.

Distribution Plans - General

         The total amounts paid by the Fund under the foregoing arrangements may not exceed the maximum Distribution Plan limits specified above. The amounts and purposes of expenditures under a Distribution Plan must be reported to the Independent Trustees quarterly. The Independent Trustees may require or approve changes in the implementation or operation of a Distribution Plan and may also require that total expenditures by the Fund under a Distribution Plan be kept within limits lower than the maximum amount permitted by a Distribution Plan as stated above.

         Any change in a Distribution Plan that would materially increase the distribution expenses of the Fund provided for in a Distribution Plan requires shareholder approval. Otherwise, a Distribution Plan may be amended by the Trustees, including the Independent Trustees.

         While a Distribution Plan is in effect, the Fund will be required to commit the selection and nomination of candidates for Independent Trustees to the discretion of such Trustees.

         Each of the Distribution Plans may be terminated at any time by a vote of the Fund's Independent Trustees, or by vote of a majority of the outstanding voting shares of the respective class of the Fund. If a Class B Distribution Plan is terminated, the Principal Underwriter will ask the Independent Trustees to take whatever action they deem appropriate under the circumstances with respect to payment of Advances.

         For the fiscal year ended July 31, 1996, the Fund paid the Principal Underwriter $66,218, $197,134 ($150,440 with respect to Class B shares sold prior to June 1, 1995 and $46,694 with respect to Class B shares sold on or after June 1, 1995) and $86,726, respectively, pursuant to its Class A, Class B and Class C Distribution Plans.

         At July 31, 1996, unpaid distribution costs for Class B shares sold prior to June 1, 1995, Class B shares sold on or after June 1, 1995, and Class C shares were $1,068,462 (6.04% of Class B net assets at July 31, 1996), $343,081 (1.94% of Class B net assets at July 31, 1996), and $1,543,638 (18.61% of Class C net assets at July 31 1996), respectively.

         The Independent Trustees of the Fund have determined that the sales of the Fund's shares resulting from payments under the Distribution Plans have benefited the Fund.


--------------------------------------------------------------------------------
                              TRUSTEES AND OFFICERS

--------------------------------------------------------------------------------

         Trustees and officers of the Fund, their principal occupations and some of their affiliations over the last five years are as follows:

*ALBERT H. ELFNER, III: President, Chief Executive Officer and Trustee of the Fund; Chairman of the Board, President and Chief Executive Officer of Keystone Investments, Keystone, Keystone Management and Keystone Software, Inc. ("Keystone Software"); President, Chief Executive Officer and Trustee or Director of all other funds in the Keystone Investments Family of Funds; Chairman of the Board and Director of Keystone Institutional Company, Inc. ("Keystone Institutional")and Keystone Fixed Income Advisers ("KFIA"); Director and President of Keystone Asset Corporation, Keystone Capital Corporation and Keystone Trust Company; Director of the Principal Underwriter, KIRC, and Fiduciary Investment Company, Inc. ("FICO"); Director of Boston Children's Services Associa tion; Trustee of Anatolia College, Middlesex School, and Middlebury College; Member, Board of Governors, New England Medical Center; former Director and President of Hartwell Keystone Advisers, Inc. ("Hartwell Keystone"); former Director and Vice President, Robert Van Partners, Inc.; and former Trustee of Neworld Bank.

FREDERICK AMLING: Trustee of the Fund; Trustee or Director of all other funds in the Keystone Investments Family of Funds; Pro fessor, Finance Department, George Washington University; President, Amling & Company
         (investment advice); and former Member, Board of Advisers, Credito Emilano (banking).

CHARLES A. AUSTIN III: Trustee of the Fund; Trustee or Director of all other funds in the Keystone Investments Family of Funds; Investment Counselor to Appleton Partners, Inc.; and former Managing Director, Seaward Management Corporation (in vestment advice).

*GEORGE S. BISSELL: Chairman of the Board and Trustee of the Fund; Chairman of the Board and Trustee or Director of all other funds in the Keystone Investments Family of Funds; Director of Keystone Investments; Chairman of the Board and Trustee of Anatolia College; Trustee of University Hospital (and Chairman of its Investment Committee); former Director and Chairman of the Board of Hartwell Keystone; and former Chairman of the Board and Chief Executive Officer of Keystone Investments.

EDWIN D. CAMPBELL: Trustee of the Fund; Trustee or Director of all other funds in the Keystone Investments Family of Funds; Principal, Padanaram Associates, Inc.; and former Executive Director, Coalition of Essential Schools, Brown University.

CHARLES F. CHAPIN: Trustee of the Fund; Trustee or Director of all other funds in the Keystone Investments Family of Funds; and former Director, Peoples Bank (Charlotte, NC).

K. DUN GIFFORD: Trustee of the Fund; Trustee or Director of all other funds in the Keystone Investments Family of Funds; Trustee, Treasurer, and Chairman of the Finance Committee, Cambridge College; Chairman Emeritus and Director, American Institute of Food and Wine; Chairman and President, Oldways Preservation and Exchange Trust (education); Former Chairman of the Board, Director, and Executive Vice President, The London Harness Company; former Managing Partner, Roscommon Capital Corp.; former Chief Executive Officer, Gifford Gifts of Fine Foods; former Chairman, Gifford, Drescher & Associates (environmental consulting); and former Director, Keystone Investments and Keystone.

LEROY KEITH, JR.: Trustee of the Fund; Trustee or Director of all other funds in the Keystone Investments Family of Funds; Chairman of the Board and Chief Executive Officer, Carson Products Company; Director of Phoenix Total Return Fund and Equifax, Inc.; Trustee of Phoenix Series Fund, Phoenix Multi- Portfolio Fund, and The Phoenix Big Edge Series Fund; and former President, Morehouse College.

F. RAY KEYSER, JR.: Trustee of the Fund; Trustee or Director of all other funds in the Keystone Investments Family of Funds; Chairman and Of Counsel, Keyser, Crowley, Meub, Layden, Kulig & Sullivan P.C.; Member, Governor's (VT) Council of Economic Advisers; Chairman of the Board and Director, Central Vermont Public Service Corporation and Lahey Hitchcock Clinic; Di rector, Vermont Yankee Nuclear Power Corporation, Grand Trunk Corporation, Grand Trunk Western Railroad, Union Mutual Fire Insurance Company, New England Guaranty Insurance Company, Inc., and the Investment Company Institute; former Director and President, Associated Industries of Vermont; former Director of Keystone, Central Vermont Railway, Inc., S.K.I. Ltd., and Arrow Financial Corp.; and former Director and Chairman of the Board, Hitchcock Clinic, Proctor Bank, and Green Mountain Bank.

DAVID M. RICHARDSON: Trustee of the Fund; Trustee or Director of all other funds in the Keystone Investments Family of Funds; Vice Chair and former Executive Vice President, DHR Interna tional, Inc. (executive recruitment); former Senior Vice President, Boyden International Inc. (executive recruitment); and Director, Commerce and Industry Association of New Jersey, 411 International, Inc., and J & M Cumming Paper Co.

RICHARD J. SHIMA: Trustee of the Fund; Trustee or Director of all other funds in the Keystone Investments Family of Funds; Chairman, Environmental Warranty, Inc. (insurance agency); Executive Consultant, Drake Beam Morin, Inc. (executive outplacement); Director of Connecticut Natural Gas Corpora tion, Hartford Hospital, Old State House Association, Middlesex Mutual Assurance Company, and Enhance Financial Services, Inc.; Chairman, Board of Trustees, Hartford Graduate Center; Trustee, Greater Hartford YMCA; former Director, Vice Chairman and Chief Investment Officer, The Travelers Corpora tion; former Trustee, Kingswood-Oxford School; and former Managing Director and Consultant, Russell Miller, Inc.

ANDREW J. SIMONS: Trustee of the Fund; Trustee or Director of all other funds in the Keystone Investments Family of Funds; Partner, Farrell, Fritz, Caemmerer, Cleary, Barnosky & Armentano, P.C.; Adjunct Professor of Law and former Associate Dean, St. John's University School of Law; Adjunct Professor of Law, Touro College School of Law; and former President, Nassau County Bar Association.

EDWARD F. GODFREY: Senior Vice President of the Fund; Senior Vice President of all other funds in the Keystone Investments Family of Funds; Director, Senior Vice President, Chief Financial Officer, and Treasurer of Keystone Investments, the Principal Underwriter, Keystone Asset Corporation, Keystone Capital Corporation, and Keystone Trust Company; Treasurer of Keystone Institutional and FICO; Treasurer and Director of Keystone Management and Keystone Software; Vice President and Treasurer of KFIA; Director of KIRC; former Treasurer and Director of Hartwell Keystone; and former Treasurer of Robert Van Partners, Inc.

JAMES R. McCALL: Senior Vice President of the Fund; Senior Vice President of all other funds in the Keystone Investments Family of Funds; and President of Keystone.

J. KEVIN KENELY: Treasurer of the Fund; Treasurer of all other funds in the Keystone Investments Family of Funds; Vice President and former Controller of Keystone Investments, Keystone, the Principal Underwriter, FICO, and Keystone Software; and former Controller of Keystone Asset Corporation and Keystone Capital Corporation.

ROSEMARY D. VAN ANTWERP: Senior Vice President and Secretary of the Fund; Senior
         Vice President and Secretary of all other funds in the Keystone Investments Family of Funds; Senior Vice President, General Counsel, and Secretary of Keystone; Senior Vice President, General Counsel, Secretary, and Director of the Principal Underwriter, Keystone Management, and Keystone Software; Senior Vice President and General Counsel of Keystone Institutional; Senior Vice President, General Counsel, and Director of FICO and KIRC; Vice President and Secretary of KFIA; Senior Vice President, General Counsel, and Secretary of Keystone Investments, Keystone Asset Corporation, Keystone Capital Corporation, and Keystone Trust Company; and former Senior Vice President and Secretary of Hartwell Keystone and Robert Van Partners, Inc.

CHRISTOPHER P. CONKEY: Vice President of the Fund; Vice President of certain other funds in the Keystone Investments Family of Funds; and Senior Vice President of Keystone.

* This Trustee may be considered an "interested person" within the meaning of the 1940 Act.

         Mr. Elfner and Mr. Bissell are "interested persons" of the Fund by virtue of their positions as officers and/or Directors of Keystone Investments and several of its affiliates including Keystone, the Principal Underwriter and KIRC. Mr. Elfner and Mr. Bissell own shares of Keystone Investments. Mr. Elfner is Chairman of the Board, Chief Executive Officer and Director of Keystone Investments. Mr. Bissell is a Director of Keystone Investments.

         During the fiscal year ended July 31, 1996, no Trustee or any other officer received any direct remuneration from the Fund. For the calendar year ended December 31, 1995, aggregate compensation received by the Independent Trustees on a complex wide basis (which includes over 30 mutual funds) was approximately $450,716. As of October 31, 1996, the Trustees and officers of the Fund beneficially owned less than 1% of each of the Fund's Class A, B, and C shares.


         The address of all the Fund's Trustees, officers and the address of the Fund is 200 Berkeley Street, Boston, Massachusetts 02116-5034.

--------------------------------------------------------------------------------
                    INVESTMENT MANAGER AND INVESTMENT ADVISER

--------------------------------------------------------------------------------

Investment Manager

         Subject to the general supervision of the Fund's Board of Trustees, Keystone Management, located at 200 Berkeley Street, Boston, Massachusetts 02116-5034, is responsible for the overall management of the Fund's business and affairs. Keystone Management, organized in 1989, is a wholly-owned subsidiary of Keystone. Its directors and principal executive officers have been affiliated with Keystone, a seasoned investment adviser, for a number of years. Keystone Management also serves as investment manager to some of the other funds in the Keystone America Fund Family and to certain other funds in the Keystone Investments Family of Funds.

         Except as otherwise noted below, pursuant to the Management Agreement, Keystone Management manages and administers the operation of the Fund and manages the investment and reinvestment of the Fund's assets in conformity with the Fund's investment objectives and restrictions. The Management Agreement stipulates that Keystone Management shall provide (i) office space and all necessary office facilities, equipment and personnel in connection with its services under the Management Agreement and (ii) shall pay or reimburse the Fund for the compensation of Fund officers and Trustees who are affiliated persons of Keystone and Keystone Management. The Fund shall bear all other costs and expenses, including, but not limited to, (i) custodian charges and expenses;
(ii) bookkeeping and auditors' charges and expenses; (iii) transfer agent charges and expenses; (iv) fees of the Independent Trustees; (v) brokerage commissions, brokers' fees and expenses and issue and transfer taxes; (vi) costs and expenses under the Distribution Plans; (vii) taxes and trust fees payable to governmental agencies; (viii) the cost of share certificates; (ix) fees and expenses of the registration and qualification of the Fund and its shares with the Securities and Exchange Commission (the "Commission") or under state or other securities laws; (x) expenses of shareholders' and Trustees' meetings;
(xi) charges and expenses of legal counsel for the Fund and for the Independent Trustees on matters relating to the Fund; (xii) charges and expenses of filing annual and other reports with the Commission and other authorities; and (xiii) all extraordinary charges and expenses of the Fund.

         The Management Agreement permits Keystone Management to enter into an agreement with Keystone or another investment adviser, under which Keystone or such other investment adviser, as investment adviser, will provide substantially all the services to be provided by Keystone Management under the Management Agreement. The Management Agreement also permits Keystone Management to delegate to Keystone or another investment adviser substantially all of the investment manager's rights, duties and obligations under the Management Agreement.

         Services performed by Keystone Management include (1) performing research and planning with respect to (a) the Fund's qualification as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 , as amended, (b) tax treatment of the Fund's portfolio investments, (c) tax treatment of special corporate actions (such as reorganizations), (d) state tax matters affecting the Fund, and (e) the Fund's distributions of income and capital gains; (2) preparing the Fund's federal and state tax returns; and (3) providing services to the Fund's shareholders in connection with federal and state taxation and distributions of income and capital gains.

         The Fund pays Keystone Management a fee for its services at the annual rate set forth below:

                                                       Net Asset Value
Management                                               of the Shares
Fee                          Income                        of the Fund
--------------------------------------------------------------------------------
                       2.0% of Gross Dividend
                        and Interest Income,
                              plus
0.50%     of the first                            $ 100,000,000 , plus
0.45%     of the next                             $ 100,000,000 , plus
0.40%     of the next                             $ 100,000,000 , plus
0.35%     of the next                             $ 100,000,000 , plus
0.30%     of the next                             $ 100,000,000 , plus
0.25%     of amounts over                         $ 500,000,000

computed as of the close of business each business day.

         Keystone has voluntarily limited the expenses of Class A shares to 1.15% of average net class assets annually and each of Class B and Class C shares to 1.90% of average net class assets annually. Keystone currently intends to continue these expense limits on a calendar month-by-month basis. Keystone will periodically evaluate these expense limits and may modify or terminate them in the future. In accordance with the voluntary expense limitations in effect for the fiscal year ended July 31, 1996, Keystone reimbursed the Fund $74,053, $54,565, and $24,301, respectively, for Class A Shares, Class B Shares and Class C Shares.

         The Management Agreement continues in effect from year to year only if approved at least annually (i) by the Fund's Board of Trustees or by a vote of a majority of the outstanding shares, and (ii) by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval. The Management Agreement may be terminated, without penalty, on 60 days' written notice by the Fund's Board of Trustees or by a vote of a majority of outstanding shares and by Keystone Management on 60 days' written notice to the Fund. The Management Agreement will terminate automatically upon its "assignment," as that term is defined in the 1940 Act.

Investment Adviser

         Pursuant to its Management Agreement with the Fund, Keystone Management has delegated its investment management functions, except for certain administrative and management services, to Keystone and has entered into the Advisory Agreement under which Keystone provides investment advisory and management services to the Fund. As a result, subject to the supervision of the Fund's Board of Trustees, Keystone performs services on behalf of the Fund that are substantially similar to those described above with respect to Keystone Management.

         Keystone has provided investment advisory and management services to investment companies and private accounts since 1932. Keystone is a wholly-owned subsidiary of Keystone Investments. Both Keystone and Keystone Investments are located at 200 Berkeley Street, Boston, Massachusetts 02116-5034.

         Keystone Investments is a private corporation predominantly owned by current and former members of management of Keystone and its affiliates. The shares of Keystone Investments common stock beneficially owned by management are held in a number of voting trusts, the trustees of which are George S. Bissell, Albert H. Elfner, III, Edward F. Godfrey, Ralph J. Spuehler, Jr., and Rosemary
D. Van Antwerp. Keystone Investments provides accounting, bookkeeping, legal, personnel and general corporate services to Keystone Management, Keystone, their affiliates and the Keystone Investments Family of Funds.

         Pursuant to the Advisory Agreement, Keystone receives for its services an annual fee equal to 85% of the management fee received by Keystone Management under the Management Agreement.

         During the fiscal year ended July 31, 1994, the Fund paid or accrued to Keystone Management investment management and administrative services fees of $498,981(0.64% of the Fund's average net assets). Of such amount paid to Keystone Management, $424,134 was paid to Keystone for its services to the Fund.

         During the fiscal year ended July 31, 1995, the Fund paid or accrued to Keystone Management investment management and administrative services fees of $404,773 (0.66% of the Fund's average net assets). Of such amount paid to Keystone Management, $344,057 was paid to Keystone for its services to the Fund.

         During the fiscal year ended July 31, 1996, the Fund paid or accrued to Keystone Management investment management and administrative services fees of $365,012 (0.65% of the Fund's then average net assets). Of such amount paid to Keystone Management, $310,260 was paid to Keystone for its services to the Fund.

         Keystone Investments has recently entered into an Agreement and Plan of Acquisition and Merger with First Union Corporation ("First Union"), pursuant to which Keystone Investments will be merged with and into a wholly-owned subsidiary of First Union National Bank of North Carolina ("FUNB-NC")(the "Merger"). The surviving corporation will assume the name "Keystone Investments, Inc." Subject to a number of conditions being met, it is currently anticipated that the Merger will take place on or around December 11, 1996. Thereafter, Keystone Investments, Inc. would be a subsidiary of FUNB-NC.

         If consummated, the proposed Merger will be deemed to cause an assignment, within the meaning of the 1940 Act, of both the Management Agreement and the Advisory Agreement. Consequently, the completion of the Merger is contingent upon, among other things, the approval of the Fund's shareholders of a new investment advisory and management agreement between the Fund and Keystone (the "New Advisory Agreement"). The Fund's Trustees have approved the terms of the New Advisory Agreement, subject to the approval of shareholders and the completion of the Merger, and have called a special meeting of shareholders to obtain their approval of, among other things, the New Advisory Agreement. The meeting is expected to be held in December 1996. The proposed New Advisory Agreement has terms, including fees payable thereunder, that are substantively identical to those in the current agreements.

--------------------------------------------------------------------------------
                              PRINCIPAL UNDERWRITER

--------------------------------------------------------------------------------

         The Fund has entered into Principal Underwriting Agreements with the Principal Underwriter (the "Underwriting Agreements") a Delaware corporation and wholly-owned subsidiary of Keystone.

         The Principal Underwriter, as agent, has the right to obtain subscriptions for and to sell shares of the Fund to the public. In so doing, the Principal Underwriter may retain and employ representatives to promote distribution of the shares and may obtain orders from brokers-dealers or others, acting as principals, for sales of shares. No such representative or broker-dealer has any authority to act as agent for the Fund. The Principal Underwriter has not undertaken to buy or to find purchasers for any specific number of shares. The Principal Underwriter may receive payments from the Fund pursuant to the Distribution Plans.

         All subscriptions and sales of shares by the Principal Underwriter are at the offering price of the shares, which is in accordance with the provisions of the Fund's Declaration of Trust, By-Laws, current prospectus, and statement of additional information. All orders are subject to acceptance by the Fund, and the Fund reserves the right, in its sole discretion, to reject any order received. Under the Underwriting Agreements, the Fund is not liable to anyone for failure to accept any order.

         The Fund has agreed under the Underwriting Agreements to pay all expenses in connection with registration of its shares with the Commission and auditing and filing fees in connection with registration of its shares under the various state "blue-sky" laws.

         From time to time, if in the Principal Underwriter's judgment it could benefit the sales of Fund shares, the Principal Underwriter may provide to selected dealers promotional materials and selling aids, including, but not limited to, personal computers, related software and Fund data files.

         The Principal Underwriter has agreed that it will in all respects duly conform with all state and federal laws applicable to the sale of the shares. The Principal Underwriter has also agreed that it will indemnify and hold harmless the Fund and each person who has been, is or may be a Trustee or officer of the Fund against expenses reasonably incurred by any of them in connection with any claim, action, suit or proceeding to which any of them may be a party that arises out of or is alleged to arise out of any misrepresentation or omission to state a material fact on the part of the Principal Underwriter or any other person for whose acts the Principal Underwriter is responsible or is alleged to be responsible, unless such misrepresentation or omission was made in reliance upon written information furnished by the Fund.

        The Underwriting Agreements provide that they will remain in effect as long as their terms and continuance are approved at leaset annually by (i) a majority of the Trustees of the Fund and (ii) a majority of the Fund's Independent Trustees cast in person at least annually at a meeting called for that purpose.

         The Underwriting Agreements may be terminated, without penalty, on 60 days' written notice by a majority of the Fund's Indenpendent Trustees or by a vote of a majority of outstanding shares. The Underwriting Agreements will terminate automatically upon their "assignment," as that term is defined in the 1940 Act.

         In addition to an assignment of the Fund's Advisory Agreement, the Merger, if consummated, will also be deemed to cause an assignment, as defined by the 1940 Act, of the Underwriting Agreements. As a result, the Fund's Trustees have approved the following agreements, subject to the Merger's completion: (i) a principal underwriting agreement between Evergreen Funds Distributor, Inc. ("EFD") and the Fund; (ii) a marketing services agreement between the Principal Underwriter and EFD with respect to the Fund; and (iii) a subadministration agreement between Keystone and Furman Selz LLC with respect to the Fund. EFD is a wholly-owned subsidiary of Furman Selz LLC. It is currently anticipated that on or about January 2, 1997, Furman Selz LLC will transfer EFD, and Furman Selz LLC's related services, to BISYS Group, Inc. ("BISYS") (the "Transfer"). The Fund's Trustees have also approved, subject to completion of the Transfer, (i) a new principal underwriting agreement between EFD and the Fund; (ii) a new marketing services agreement between the Principal Underwriter and EFD with respect to the Fund; and (iii) a new subadministration agreement between Keystone and BISYS with respect to the Fund. The terms of such agreements will be substantively identical to the terms of the agreements to be executed upon completion of the Merger.


--------------------------------------------------------------------------------
                              DECLARATION OF TRUST

--------------------------------------------------------------------------------

Massachusetts Business Trust

         The Fund is a Massachusetts business trust established under a Declaration of Trust dated October 24, 1986 (the "Declaration of Trust"). The Fund is similar in most respects to a business corporation. The principal distinction between the Fund and a corporation relates to the shareholder liability described below. A copy of the Declaration of Trust is on file as an exhibit to the Registration Statement of which this statement of additional information is a part. This summary is qualified in its entirety by reference to the Declaration of Trust.

Description of Shares

         The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of classes of shares. Each share of the Fund represents an equal proportionate interest with each other share of that class. Upon liquidation, shares are entitled to a pro rata share of the Fund based on the relative net assets of each class. Shareholders have no preemptive or conversion rights. Shares are redeemable and transferable. The Fund is authorized to issue additional classes or series of shares. The Fund currently issues Class A, B, and C shares, but may issue additional classes or series of shares.

Shareholder Liability

         Pursuant to certain decisions of the Supreme Judicial Court of Massachusetts, shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. If the Fund were held to be a partnership, the possibility of the shareholders incurring financial loss for that reason appears remote because the Fund's Declaration of Trust (1) contains an express disclaimer of shareholder liability for obligations of the Fund; (2) requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or the Trustees; and (3) provides for indemnification out of the Fund's property for any shareholder held personally liable for the obligations of the Fund.

Voting Rights

         Under the terms of the Declaration of Trust, the Fund does not hold annual meetings. At meetings called for the initial election of Trustees or to consider other matters, shares are entitled to one vote per share. Shares generally vote together as one class on all matters. Classes of shares of the Fund have equal voting rights except that each class of shares has exclusive voting rights with respect to its respective Distribution Plan. No amendment may be made to the Declaration of Trust that adversely affects any class of shares without the approval of a majority of the shares of that class. Shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees to be elected at a meeting and, in such event, the holders of the remaining 50% or less of the shares voting will not be able to elect any Trustees.

         After an initial meeting as described above, no further meetings of shareholders for the purpose of electing Trustees will be held, unless required by law or until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for election of Trustees.

         Except as set forth above, the Trustees shall continue to hold office indefinitely, unless otherwise required by law, and may appoint successor Trustees. A Trustee may be removed from or cease to hold office (as the case may be) (1) at any time by two-thirds vote of the remaining Trustees; (2) when such Trustee becomes mentally or physically incapacitated; or (3) at a special meeting of shareholders by a two-thirds vote of the Fund's outstanding shares. Any Trustee may voluntarily resign from office.

Limitation of Trustees' Liability

         The Declaration of Trust provides that a Trustee will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties involved in the conduct of his office.

         The Trustees have absolute and exclusive control over the management and disposition of assets of the Fund and may perform such acts as in their sole judgment and discretion are necessary and proper for conducting the business and affairs of the Fund or promoting the interests of the Fund and the shareholders.


--------------------------------------------------------------------------------
                 STANDARDIZED TOTAL RETURN AND YIELD QUOTATIONS

--------------------------------------------------------------------------------

         Total return quotations for a class of shares of the Fund as they may appear from time to time in advertisements are calculated by finding the average annual compounded rates of return over one, five and ten year periods, or the time periods for which such class of shares has been effective, whichever is relevant, on a hypothetical $1,000 investment that would equate the initial amount invested in the class to the ending redeemable value. To the initial investment, all dividends and distributions are added and the maximum sales charge deducted and all recurring fees charged to all shareholder accounts are deducted. The ending redeemable value assumes a complete redemption at the end of the relevant periods.

         The compounded average annual rate of return for Class A for the period April 14, 1987 through July 31, 1996 was 7.10%. The average annual rate of return for Class A for the five year and one year periods ended July 31, 1996 was 6.12% and (0.45%), respectively. The compounded average annual rate of return for the Fund's Class B and Class C for the period from February 1, 1993 (commencement of operations) through July 31, 1996 was 3.43% and 4.17%, respectively. The annual rate of return for the Fund's Class B and Class C for the one year period ended July 31, 1996 was (0.29%) and 3.62%, respectively.

         Current yield quotations as they may appear from time to time in advertisements will consist of a quotation based on a 30-day period ended on the date of the most recent balance sheet of the Fund computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the base period. The Fund's current yield for Class A, Class B and Class C for the 30-day period ended July 31, 1996 was 6.01%, 5.55% and 5.55%, respectively.

--------------------------------------------------------------------------------
                              FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

         The following financial statements of the Fund are incorporated by reference herein to the Fund's Annual Report, as filed with the Commission:

         Schedule of Investments and Statement of Assets and Liabilities as of July 31, 1996;

         Statement of Operations for the year ended July 31, 1996;

         Statements of Changes in Net Assets for each of the years in the two-year period ended July 31, 1996;

         Financial Highlights for each of the years in the nine-year period ended July 31, 1996 and the period from February 13, 1987 (Commencement of Operations) to July 31, 1987 for Class A shares;

         Financial Highlights for each of the years in the three-year period ended July 31, 1996, and for the period from February 1, 1993 (Date of Initial Public Offering) to July 31, 1993 for Class B and for Class C shares;

         Notes to Financial Statements; and

         Independent Auditors' Report dated September 6, 1996.

         A copy of the Fund's Annual Report will be furnished upon request and without charge. Requests may bhe made in writing to KIRC, P.O. Box 2121, Boston, Massachusetts 02106-2121 or by calling KIRC toll free at 1-800-343-2898.


--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION

--------------------------------------------------------------------------------

          State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, is the custodian of all securities and cash of the Fund (the "Custodian"). The Custodian performs no investment management functions for the Fund, but, in addition to its custodial services, is responsible for accounting and related record keeping on behalf of the Fund.

         KIRC, located at 200 Berkeley Street, Boston, MA 02116-5034, is a wholly-owned subsidiary of Keystone, and serves as transfer agent and dividend disbursing agent for the Fund.

         KPMG Peat Marwick LLP, 99 High Street, Boston, Massachusetts 02110, Certified Public Accountants, are the Fund's independent auditors.

         Except as otherwise stated in its prospectus or required by law, the Fund reserves the right to change the terms of the offer stated in its prospectus without shareholder approval, including the right to impose or change fees for services provided.

         As of October 31, 1996, Merrill, Lynch, Pierce, Fenner & Smith, 4800 Dear Lake Drive, E., Jacksonville, FL 32245-6484, owned 17.968% of the Fund's outstanding Class A shares, 18.110% of the Fund's outstanding Class B shares, and 17.015% of the Fund's outstanding Class C shares. Additional persons owning more than 5.00% of the Fund's outstanding Class C shares and the percentage owned by each are as follows: Dale R. Kremer, John H. Bausch, Jr. Execs U/W Eleanor L. Deutsch, P.O.Box 372, Danville, PA 17821-0372, 12.389%; First Federal Savings and Loan Association, ATTN: Robert Schneidler, 212 N. Franklin Street, Greensburg, IN 47240-1735, 12.086%; and Donaldson Lufkin & Jenrette Securities Corp., Mutual Funds Dept-5th Floor, P.O. Box 2052, Jersey City, NJ 07303-2052, 6.060%.

         The Fund's prospectus and statement of additional information omit certain information contained in the registration statement filed with the Commission, which may be obtained from the Commission's principal office in Washington, D.C. upon payment of the fee prescribed by the rules and regulations promulgated by the Commission.

         The Fund is one of approximately 20 different investment companies in the family of Keystone America Funds. The Keystone America Funds offer a range of choices to serve shareholder needs. The Keystone America Funds consist of the following funds having the various investment objectives described below:

Keystone Balanced Fund II - Seeks current income and capital appreciation consistent with the preservation of capital.

Keystone Capital Preservation and Income Fund - Seeks high current income, consistent with low volatility of principal, by investing in adjustable rate securities issued by the U.S. government, its agencies or instrumentalities.

Keystone Fund for Total Return - Seeks total return from a combination of capital growth and income from dividend paying common stocks, preferred stocks, convertible bonds, other fixed-income securities and foreign securities (up to 50%).

Keystone Fund of the Americas - Seeks long-term growth of capital through investments in equity and debt securities in North America (the United States and Canada) and Latin America (Mexico and countries in South and Central America).

Keystone Global Opportunities Fund - Seeks long-term capital growth from foreign and domestic securities.

Keystone Global Resources and Development Fund (formerly Keystone Strategic Development Fund) - Seeks long-term capital growth by investing primarily in equity securities.

Keystone Government Securities Fund - Seeks income and capital preservation from U.S. government securities.

Keystone America Hartwell Emerging Growth Fund, Inc. - Seeks capital appreciation by investment primarily in small and medium-sized companies in a relatively early stage of development that are principally traded in the over-the-counter market.


Keystone Intermediate Term Bond Fund - Seeks income, capital preservation and price appreciation potential from investment grade corporate bonds.

Keystone Omega Fund - Seeks maximum capital growth from common stocks and securities convertible into common stocks.

Keystone Small Company Growth Fund II - Seeks long-term capital growth by investing primarily in equity securities with small market capitalizations.

Keystone State Tax Free Fund - A mutual fund consisting of four separate series of shares investing in different portfolio securities which seeks the highest possible current income, exempt from federal income taxes and applicable state taxes.

Keystone State Tax Free Fund - Series II - A mutual fund consisting of two separate series of shares investing in different portfolio securities which seeks the highest possible current income, exempt from federal income taxes and applicable state taxes.

Keystone Strategic Income Fund - Seeks high yield and capital appreciation potential from corporate bonds, discount bonds, convertible bonds, preferred stock and foreign bonds.

Keystone Tax Free Income Fund - Seeks income exempt from federal income taxes and capital preservation from the four highest grades of municipal bonds.

Keystone World Bond Fund - Seeks total return from interest income, capital gains and losses and currency exchange gains and losses from investment in debt securities denominated in U.S. and foreign currencies.

                                    APPENDIX

                            MONEY MARKET INSTRUMENTS

         Money market securities are instruments with remaining maturities of one year or less such as bank certificates of deposit, bankers' acceptances, commercial paper (including variable rate master demand notes) and obligations issued or guaranteed by the United States ("U.S.") government, its agencies or instrumentalities, some of which may be subject to repurchase agreements.

Commercial Paper

         Commercial paper will consist of issues rated at the time of purchase A-1 by Standard & Poor's Corporation ("S&P") or Prime-1 by Moody's Investors Service, Inc. ("Moody's") or F-1 by Fitch Investors Services, Inc. ("Fitch's"); or, if not rated, will be issued by companies which have an outstanding debt issue rated at the time of purchase Aaa, Aa or A by Moody's, or AAA, AA or A by S&P, or will be determined by Keystone to be of comparable quality.

A.  S&P Ratings

         An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. The top category is as follows:

         1. A: Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

         2. A-1: This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

B.       Moody's Ratings

         The term "commercial paper" as used by Moody's means promissory obligations not having an original maturity in excess of nine months. Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designation, judged to be investment grade, to indicate the relative repayment capacity of rated issuers.

         1. The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are deemed to have a superior capacity for repayment of short term promissory obligations. Repayment capacity of Prime- 1 issuers is normally evidenced by the following characteristics:

         1)       leading market positions in well-established industries;
         2)       high rates of return on funds employed;
         3)       conservative capitalization structures with moderate
                  reliance on debt and ample asset protection;
         4)       broad margins in earnings coverage of fixed financial
                  charges and high internal cash generation; and
         5)       well established access to a range of financial markets
                  and assured sources of alternate liquidity.

         In assigning ratings to issuers whose commercial paper obligations are supported by the credit of another entity or entities, Moody's evaluates the financial strength of the affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment.

Certificates of Deposit

         Certificates of deposit are receipts issued by a bank in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity.

         Certificates of deposit will be limited to U.S. dollar-denominated certificates of United States banks, including their branches abroad, and of United States branches of foreign banks, which are members of the Federal Reserve System or the Federal Deposit Insurance Corporation, and have at least $1 billion in assets as of the date of their most recently published financial statements.

         The Fund will not acquire time deposits or obligations issued by the International Bank for Reconstruction and Development, the Asian Development Bank or the Inter-American Development Bank. Additionally, the Fund does not currently intend to purchase such foreign securities (except to the extent that certificates of deposit of foreign branches of U.S. banks may be deemed foreign securities) or purchase certificates of deposit, bankers' acceptances or other similar obligations issued by foreign banks.

Bankers' Acceptances

         Bankers' acceptances typically arise from short term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by the bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less. Bankers' acceptances acquired by the Fund must have been accepted by U.S. commercial banks, including foreign branches of U.S. commercial banks, having total assets at the time of purchase in excess of $1 billion and must be payable in U.S. dollars.

U.S. Government Securities

         Securities issued or guaranteed by the U.S. government include a variety of Treasury securities that differ only in their interest rates, maturities and dates of issuance and securities issued by the GNMA. Treasury bills have maturities of one year or less. Treasury notes have maturities of one to ten years and Treasury bonds generally have maturities of greater than ten years at the date of issuance. GNMA securities include GNMA mortgage pass-through certificates. Such securities are supported by the full faith and credit of the U.S.

         Securities issued or guaranteed by U.S. government agencies or instrumentalities include securities issued or guaranteed by the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the U.S., Small Business Administration, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Banks, Federal Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, The Tennessee Valley Authority, District of Columbia Armory Board and Federal National Mortgage Association.

         Some obligations of U.S. government agencies and instrumentalities, such as securities of Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury. Others, such as bonds issued by the Federal National Mortgage Association, a private corporation, are supported only by the credit of the instrumentality. Because the U.S. government is not obligated by law to provide support to an instrumentality it sponsors, the Fund will invest in the securities issued by such an instrumentality only when Keystone determines under standards established by the Board of Trustees that the credit risk with respect to the instrumentality does not make its securities unsuitable investments. U.S. government securities do not include international agencies or instrumentalities in which the U.S. government, its agencies or instrumentalities participate, such as the World Bank, Asian Development Bank or the Interamerican Development Bank, or issues insured by Federal Deposit Insurance Corporation.


--------------------------------------------------------------------------------
                             CORPORATE BOND RATINGS

--------------------------------------------------------------------------------

S&P Corporate Bond Ratings

         An S&P corporate bond rating is a current assessment of the creditworthiness of an obligor, including obligors outside the U.S., with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees. Ratings of foreign obligors do not take into account currency exchange and related uncertainties. The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable.

         The  ratings  are  based,   in  varying   degrees,   on  the  following
considerations:

         a. Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

         b.       Nature of and provisions of the obligation; and

         c. Protection afforded by and relative position of the obligation in the event of bankruptcy reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

         PLUS (+) OR MINUS (-): To provide more detailed indications of credit quality, ratings "AA and "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         Bond ratings are as follows:

         1. AAA - Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

         2. AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

         3. A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         4. BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         5. BB, B, CCC, CC and C - Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

         6. CI - The rating CI is reserved for income bonds on which no interest is being paid.

         7. D - Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

Moody's Corporate Bond Ratings

         Moody's ratings are as follows:

         1. Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         2. Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

         3. A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         4. Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         5. Ba - Bonds which are rated Ba are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         6. B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         7. Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         8. Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other market shortcomings.

         9. C - Bonds which are rated as C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.


--------------------------------------------------------------------------------
                              OPTIONS TRANSACTIONS

--------------------------------------------------------------------------------

         Writing Covered Options. The Fund writes only covered options. Options written by the Fund will normally have expiration dates of not more than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities at the times the options are written.

         Unless the option has been exercised, the Fund may close out an option it has written by effecting a closing purchase transaction, whereby it purchases an option covering the same underlying security and having the same exercise price and expiration date ("of the same series") as the one it has written. If the Fund desires to sell a particular security on which it has written a call option, it will effect a closing purchase transaction prior to or concurrently with the sale of the security. If the Fund is able to enter into a closing purchase transaction, the Fund will realize a profit (or loss) from such transaction if the cost of such transaction is less (or more) than the premium received from the writing of the option.

         An option position may be closed out only in a secondary market for an option of the same series. Although the Fund will generally write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any particular time, and for some options no secondary market may exist. In such event it might not be possible to effect a closing transaction in a particular option. If the Fund as a covered call option writer is unable to effect a closing purchase transaction, it will not be able to sell the underlying securities until the option expires or it delivers the underlying securities upon exercise.

         Because the Fund intends to qualify as a regulated investment company under the Internal Revenue Code, the extent to which the Fund may write covered call options and enter into so-called "straddle" transactions involving put and call options may be limited.

         Many options are traded on registered securities exchanges. Options traded on such exchanges are issued by the Options Clearing Corporation ("OCC"), a clearing corporation which assumes responsibility for the completion of options transactions.

         Purchasing Put and Call Options. The Fund can close out a put option it has purchased by effecting a closing sale transaction; for example, the Fund may close out a put option it has purchased by selling a put option. If, however, a secondary market does not exist at a time the Fund wishes to effect a closing sale transaction, the Fund will have to exercise the option to realize any profit. In addition, in a transaction in which the Fund does not own the security underlying a put option it has purchased, the Fund would be required, in the absence of a secondary market, to purchase the underlying security before it could exercise the option. In each such instance, the Fund would incur additional transaction costs.

         The Fund may also purchase call options for the purpose of offsetting previously written call options of the same series.

         The Fund will not purchase a put option if, as a result of such purchase, more than 10% of its total assets would be invested in premiums for such options. The Fund's ability to purchase put and call options may be limited by the Internal Revenue Code's requirements for qualification as a regulated investment company.

Option Writing and Related Risks

         The Fund may write covered call and put options. A call option gives the purchaser of the option the right to buy, and the writer the obligation to sell, the underlying security at the exercise price during the option period. Conversely, a put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying security at the exercise price during the option period.

         So long as the obligation of the writer continues, the writer may be assigned an exercise notice by the broker-dealer through whom the option was sold. The exercise notice would require the writer to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates upon expiration of the option, or at such earlier time as the writer effects a closing purchase transaction by purchasing an option of the same series as the one previously sold. Once an option has been exercised, the writer may not execute a closing purchase transaction. For options traded on national securities exchanges ("Exchanges"), to secure the obligation to deliver the underlying security in the case of a call option, the writer of the option is required to deposit in escrow the underlying security or other assets in accordance with the rules of the OCC, an institution created to interpose itself between buyers and sellers of options. Technically, the OCC assumes the order side of every purchase and sale transaction on an Exchange and by doing so, gives its guarantee to the transaction.

         The principal reason for writing options on a securities portfolio is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. In return for the premium, the covered call option writer has given up the opportunity for profit from a price increase in the underlying security above the exercise price so long as the option remains open, but retains the risk of loss should the price of the security decline. Conversely, the put option writer gains a profit, in the form of a premium, so long as the price of the underlying security remains above the exercise price, but assumes an obligation to purchase the underlying security from the buyer of the put option at the exercise price, even though the price of the security may fall below the exercise price, at any time during the option period. If an option expires, the writer realizes again in the amount of the premium. Such a gain may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer realizes a gain or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill his obligation to purchase the underlying security at the exercise price, which will usually exceed the then market value of the underlying security. In addition, the premium paid for the put effectively increases the cost of the underlying security, thus reducing the yield otherwise available from such securities.

         Because the Fund can write only covered options, it may at times be unable to write additional options unless it sells a portion of its portfolio holdings to obtain new debt securities against which it can write options. This may result in higher portfolio turnover and correspondingly greater brokerage commissions and other transaction costs.

         To the extent that a secondary market is available the covered option writer may close out options it has written prior to the assignment of an exercise notice by purchasing, in a closing purchase transaction, an option of the same series as the option previously written. If the cost of such a closing purchase, plus transaction costs, is greater than the premium received upon writing the original option, the writer will incur a loss in the transaction.

Options Trading Markets

         Options which the Fund will trade are generally listed on Exchanges. Exchanges on which such options currently are traded are the Chicago Board Options Exchange and the American, New York, Pacific, and Philadelphia Stock Exchanges. Options on some securities may not be listed on any Exchange but traded in the over-the-counter market. Options traded in the over-the-counter market involve the additional risk that securities dealers participating in such transactions would fail to meet their obligations to the Fund. The use of options traded in the over-the-counter market may be subject to limitations imposed by certain state securities authorities. In addition to the limits on its use of options discussed herein, the Fund is subject to the investment restrictions described in the prospectus and the statement of additional information.

         The staff of the Commission currently is of the view that the premiums which the Fund pays for the purchase of unlisted options and the value of securities used to cover unlisted options written by the Fund are considered to be invested in illiquid securities or assets for the purpose of calculating whether the Fund is in compliance with its fundamental investment restriction prohibiting it from investing more than 10% of its total assets (taken at current value) in any combination of illiquid assets and securities. The Fund intends to request that the Commission staff reconsider its current view. It is the intention of the Fund to comply with the staff's current position and the outcome of such reconsideration.

Special Considerations Applicable to Options

         On Treasury Bonds and Notes. Because trading interest in U.S. Treasury bonds and notes tends to center on the most recently auctioned issues, new series of options with expirations to replace expiring options on particular issues will not be introduced indefinitely. Instead, the expirations introduced at the commencement of options trading on a particular issue will be allowed to run their course, with the possible addition of a limited number of new expirations as the original ones expire. Options trading on each series of bonds or notes will thus be phased out as new options are listed on the more recent issues, and a full range of expiration dates will not ordinarily be available for every series on which options are traded.

         On Treasury Bills. Because the deliverable U.S. Treasury bill changes from week to week, writers of U.S. Treasury bill call options cannot provide in advance for their potential exercise settlement obligations by acquiring and holding the underlying security. However, if the Fund holds a long position in U.S. Treasury bills with a principal amount corresponding to the option contract size, the Fund may be hedged from a risk standpoint. In addition, the Fund will maintain in a segregated account with its Custodian liquid assets maturing no later than those which would be deliverable in the event of an assignment of an exercise notice to ensure that it can meet its open option obligations.

         On GNMA Certificates. Options on GNMA certificates are not currently traded on any Exchange. However, the Fund may purchase and write such options in the over-the-counter market or, should they commence trading, on any Exchange.

         Since the remaining principal balance of GNMA certificates declines each month as a result of mortgage payments, the Fund, as a writer of a covered GNMA call holding GNMA certificates as "cover" to satisfy its delivery obligation in the event of assignment of an exercise notice, may find that its GNMA certificates no longer have a sufficient remaining principal balance for this purpose. Should this occur, the Fund will enter into a closing purchase transaction or will purchase additional GNMA certificates from the same pool (if obtainable) or replacement GNMA certificates in the cash market in order to remain covered.

         A GNMA certificate held by the Fund to cover an option position in any but the nearest expiration month may cease to present cover for the option in the event of a decline in the GNMA coupon rate at which new pools are originated under the FHA/VA loan ceiling in effect at any given time. Should this occur, the Fund will no longer be covered, and the Fund will either enter into a closing purchase transaction or replace the GNMA certificate with a certificate which represents cover. When the Fund closes its position or replaces the GNMA certificate, it may realize an unanticipated loss and incur transaction costs.

         Risks Pertaining to the Secondary Market. An option position may be closed out only in a secondary market for an option of the same series. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any particular time, and for some options no secondary market may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and might incur transaction costs in connection therewith. If the Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

         Reasons for the absence of a liquid secondary market include the following: (i) insufficient trading interest in certain options; (ii) restrictions imposed on transactions (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) interruption of the normal operations on an Exchange or by a broker; (v) inadequacy of the facilities of an Exchange, the OCC or a broker to handle current trading volume; or (vi) a decision by one or more Exchanges or a broker to discontinue the trading of options (or a particular class or series of options), in which event the secondary market in that class or series of options would cease to exist, although outstanding options that had been issued as a result of trades would generally continue to be exercisable in accordance with their terms.

         The hours of trading for options on U.S. government securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate Movements can take place in the underlying markets that cannot be reflected in the option markets.

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               FUTURES CONTRACTS AND RELATED OPTIONS TRANSACTIONS

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         The Fund  intends to engage in  currency  and other  financial  futures contracts as a hedge against changes in prevailing levels of interest or currency exchange rates to seek relative stability of principal and to establish more definitely the effective return on securities held or intended to be acquired by the Fund or as a hedge against changes in the prices of securities or currencies held by the Fund or to be acquired by the Fund. The Fund's hedging may include sales of futures as an offset against the effect of expected increases in interest or currency exchange rates or securities prices and purchases of futures as an offset against the effect of expected declines in interest or currency exchange rates.

         For example, when the Fund anticipates a significant market or market sector advance, it will purchase a stock index futures contract as a hedge against not participating in such advance at a time when the Fund is not fully invested. The purchase of a futures contract serves as a temporary substitute for the purchase of individual securities which may then be purchased in an orderly fashion. As such purchases are made, an equivalent amount of index based futures contracts would be terminated by offsetting sales. In contrast, the Fund would sell stock index futures contracts in anticipation of or in a general market or market sector decline that may adversely affect the market value of the Fund's portfolio. To the extent that the Fund's portfolio changes in value in correlation with a given index, the sale of futures contracts on that index would substantially reduce the risk to the portfolio of a market decline or change in interest rates, and, by doing so, provide an alternative to the liquidation of the Fund's securities positions and the resulting transaction costs.

         The Fund intends to engage in options transactions which are related to currency and other financial futures contracts for hedging purposes and in connection with the hedging strategies described above.

         Although techniques other than sales and purchases of futures contracts and related options transactions could be used to reduce the Fund's exposure to interest rate and/or market fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost through using futures contracts and related options transactions. While the Fund does not intend to take delivery of the instruments underlying futures contracts it holds, the Fund does not intend to engage in such futures contracts for speculation.

Futures Contracts

         Futures contracts are transactions in the commodities markets rather than in the securities markets. A futures contract creates an obligation by the seller to deliver to the buyer the commodity specified in the contract at a specified future time for a specified price. The futures contract creates an obligation by the buyer to accept delivery from the seller of the commodity specified at the specified future time for the specified price. In contrast, a spot transaction creates an immediate obligation for the seller to deliver and the buyer to accept delivery of and pay for an identified commodity. In general, futures contracts involve transactions in fungible goods such as wheat, coffee and soybeans. However, in the last decade an increasing number of futures contracts have been developed which specify currencies, financial instruments or financially based indexes as the underlying commodity.

          U.S. futures contracts are traded only on national futures exchanges and are standardized as to maturity date and underlying financial instrument. The principal financial futures exchanges in the United States are The Board of Trade of the City of Chicago, the Chicago Mercantile Exchange, the International Monetary Market (a division of the Chicago Mercantile Exchange), the New York Futures Exchange and the Kansas City Board of Trade. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership, which is also responsible for handling daily accounting of deposits or withdrawals of margin. A futures commission merchant ("Broker") effects each transaction in connection with futures contracts for a commission. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC") and National Futures Association ("NFA").

Interest Rate Futures Contracts

         The sale of an interest rate futures contract creates an obligation by the Fund, as seller, to deliver the type of financial instrument specified in the contract at a specified future time for a specified price. The purchase of an interest rate futures contract creates an obligation by the Fund, as purchaser, to accept delivery of the type of financial instrument specified at a specified future time for a specified price. The specific securities delivered or accepted, respectively, at settlement date, are not determined until at or near that date. The determination is in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

         Currently interest rate futures contracts can be purchased or sold on 90-day U.S. Treasury bills, U.S. Treasury bonds, U.S. Treasury notes with maturities between 6 1/2 and 10 years, GNMA certificates, 90-day domestic bank certificates of deposit, 90-day commercial paper, and 90-day Eurodollar certificates of deposit. It is expected that futures contracts trading in additional financial instruments will be authorized. The standard contract size is $100,000 for futures contracts in U.S. Treasury bonds, U.S. Treasury notes and GNMA certificates, and $1,000,000 for the other designated contracts. While U.S. Treasury bonds, U.S. Treasury bills and U.S. Treasury notes are backed by the full faith and credit of the U.S. government and GNMA certificates are guaranteed by a U.S. government agency, the futures contracts on U.S. government securities are not obligations of the U.S. Treasury.

Index Based Futures Contracts

         Stock Index Futures Contracts

         A stock index assigns relative values to the common stocks included in the index. The index fluctuates with changes in the market values of the common stocks so included. A stock index futures contract is a bilateral agreement by which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the closing value of the stock index on the expiration date of the contract and the price at which the futures contract is originally made. No physical delivery of the underlying stocks in the index is made.

         Currently stock index futures contracts can be purchased or sold on the S&P Index of 500 Stocks, the S&P Index of 100 Stocks, the New York Stock Exchange Composite Index, the Value Line Index and the Major Market Index. It is expected that futures contracts trading in additional stock indices will be authorized. The standard contract size is $500 times the value of the index.

         The Fund does not believe that differences between existing stock indices will create any differences in the price movements of the stock index futures contracts in relation to the movements in such indices. However, such differences in the indices may result in differences in correlation of the futures with movements in the value of the securities being hedged.

Other Index Based Futures Contracts

         It is expected that bond index and other financially based index futures contracts will be developed in the future. It is anticipated that such index based futures contracts will be structured in the same way as stock index futures contracts but will be measured by changes in interest rates, related indexes or other measures, such as the consumer price index. In the event that such futures contracts are developed the Fund will sell interest rate index and other index based futures contracts to hedge against changes which are expected to affect the Fund's portfolio.

         The purchase or sale of a futures contract differs from the purchase or sale of a security, in that no price or premium is paid or received. Instead, to initiate trading, an amount of cash, cash equivalents, money market instruments, or U.S. Treasury bills equal to approximately 1 1/2% (up to 5%) of the contract amount must be deposited by the Fund with the Broker. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in security transactions. Futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. The margin required for a particular futures contract is set by the exchange on which the contract is traded and may be significantly modified from time to time by the exchange during the term of the contract.

         Subsequent payments, called variation margin, to the Broker and from the Broker, are made on a daily basis as the value of the underlying instrument or index fluctuates making the long and short positions in the futures contract more or less valuable, a process known as mark-to-market. For example, when the Fund has purchased a futures contract and the price of the underlying financial instrument or index has risen, that position will have increased in value, and the Fund will receive from the Broker a variation margin payment equal to that increase in value. Conversely, where the Fund has purchased a futures contract and the price of the underlying financial instrument or index has declined, the position would be less valuable and the Fund would be required to make a variation margin payment to the Broker. At any time prior to expiration of the futures contract, the Fund may elect to close the position. A final determination of variation margin is then made, additional cash is required to be paid to or released by the Broker, and the Fund realizes a loss or gain.

         The Fund intends to enter into arrangements with its custodian and with Brokers to enable its initial margin and any variation margin to be held in a segregated account by its custodian on behalf of the Broker.

         Although interest rate futures contracts by their terms call for actual delivery or acceptance of financial instruments, and index based futures contracts call for the delivery of cash equal to the difference between the closing value of the index on the expiration date of the contract and the price at which the futures contract is originally made, in most cases such futures contracts are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by an offsetting transaction in which the Fund enters into a futures contract purchase for the same aggregate amount of the specific type of financial instrument or index and same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund is paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by an offsetting transaction in which the Fund enters into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain. If the purchase price exceeds the offsetting sale price the Fund realizes a loss. The amount of the Fund's gain or loss on any transaction is reduced or increased, respectively, by the amount of any transaction costs incurred by the Fund.

         As an example of an offsetting transaction, the contractual obligations arising from the sale of one contract of September U.S. Treasury bills on an exchange may be fulfilled at any time before delivery of the contract is required (i.e. on a specified date in September, the "delivery month") by the purchase of one contract of September U.S. Treasury bills on the same exchange. In such instance the difference between the price at which the futures contract was sold and the price paid for the offsetting purchase after allowance for transaction costs represents the profit or loss to the Fund.

         There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the contract and to complete the contract according to its terms.

Options on Currency and Other Financial Futures

         The Fund intends to purchase call and put options on currency and other financial futures contracts and sell such options to terminate an existing position. Options on commodity futures are similar to options on stocks except that an option on a commodity futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) rather than to purchase or sell stock, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account. This amount represents the amount by which the market price of the futures contract at exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. If an option is exercised the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and value of the futures contract.

         The Fund intends to use options on currency and other financial futures contracts in connection with hedging strategies. In the future the Fund may use such options for other purposes.

Purchase of Put Options on Futures Contracts

         The purchase of protective put options on currency or other financial futures contracts is analogous to the purchase of protective puts on individual stocks, where an absolute level of protection is sought below which no additional economic loss would be incurred by the Fund. Put options may be purchased to hedge a portfolio of stocks or debt instruments or a position in the futures contract upon which the put option is based.

Purchase of Call Options on Futures Contracts

         The purchase of a call option on a currency or other financial futures contract represents a means of obtaining temporary exposure to market appreciation at limited risk. It is analogous to the purchase of a call option on an individual stock, which can be used as a substitute for a position in the stock itself. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the underlying financial instrument or index itself, purchase of a call option may be less risky than the ownership of the interest rate or index based futures contract or the underlying securities. Call options on commodity futures contracts may be purchased to hedge against an interest rate increase or a market advance when the Fund is not fully invested.

Use of New Investment Techniques Involving Currency and Other
Financial Futures Contracts or Related Options

         The Fund may employ new investment techniques involving currency and other financial futures contracts and related options. The Fund intends to take advantage of new techniques in these areas which may be developed from time to time and which are consistent with the Fund's investment objective. The Fund believes that no additional techniques have been identified for employment by the Fund in the foreseeable future other than those described above.

Limitations on Purchase and Sale of Futures Contracts and Related
Options on Such Futures Contracts

         The Fund will not enter into a futures contract if, as a result thereof, more than 5% of the Fund's total assets (taken at market value at the time of entering into the contract) would be committed to margin deposits on such futures contracts.

         The Fund intends that its futures contracts and related options transactions will be entered into for traditional hedging purposes. That is, futures contracts will be sold to protect against a decline in the price of securities that the Fund owns, or futures contracts will be purchased to protect the Fund against an increase in the price of securities it intends to purchase. The Fund does not intend to enter into futures contracts for speculation.

         In instances involving the purchase of futures contracts by the Fund, an amount of cash and cash equivalents equal to the market value of the futures contracts will be deposited in a segregated account with the Fund's custodian and/or in a margin account with a Broker to collateralize the position and thereby insure that the use of such futures is unleveraged.

Federal Income Tax Treatment

         For federal income tax purposes, the Fund is required to recognize as income for each taxable year its net unrealized gains and losses on futures contracts as of the end of the year as well as those actually realized during the year. Any gain or loss recognized with respect to a futures contract is considered to be 60% long term and 40% short term, without regard to the holding period of the contract. In the case of a futures transaction classified as a "mixed straddle," the recognition of losses may be deferred to a later taxable year. The federal income tax treatment of gains or losses from transactions in options on futures is unclear.

         In order for the Fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income. Any net gain realized from the closing out of futures contracts, for purposes of the 90% requirement, will be qualifying income. In addition, gains realized on the sale or other disposition of securities held for less than three months must be limited to less than 30% of the Fund's annual gross income. The 1986 Tax Act added a provision which effectively treats both positions in certain hedging transactions as a single transaction for the purpose of the 30% requirement. The provision provides that, in the case of any "designated hedge," increases and decreases in the value of positions of the hedge are to be netted for the purposes of the 30% requirement. However, in certain situations, in order to avoid realizing a gain within a three month period, the Fund may be required to defer the closing out of a contract beyond the time when it would otherwise be advantageous to do so.

Risks of Futures Contracts

         Currency and other financial futures contracts prices are volatile and are influenced, among other things, by changes in stock prices, market conditions, prevailing interest rates and anticipation of future stock prices, market movements or interest rate changes, all of which in turn are affected by economic conditions, such as government fiscal and monetary policies and actions, and national and international political and economic events.

         At best, the correlation between changes in prices of futures contracts and of the securities being hedged can be only approximate. The degree of imperfection of correlation depends upon circumstances, such as variations in speculative market demand for futures contracts and for securities, including technical influences in futures contracts trading; differences between the securities being hedged and the financial instruments and indexes underlying the standard futures contracts available for trading, in such respects as interest rate levels, maturities and creditworthiness of issuers, or identities of securities comprising the index and those in the Fund's portfolio. In addition futures contract transactions involve the remote risk that a party be unable to fulfill its obligations and that the amount of the obligation will be beyond the ability of the clearing broker to satisfy. A decision of whether, when and how to hedge involves the exercise of skill and judgment, and even a well conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

         Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out, and a 15% decrease would result in a loss equal to 150% of the original margin deposit. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. However, the Fund would presumably have sustained comparable losses if, instead of entering into the futures contract, it had invested in the underlying financial instrument. Furthermore, in order to be certain that the Fund has sufficient assets to satisfy its obligations under a futures contract, the Fund will establish a segregated account in connection with its futures contracts which will hold cash or cash equivalents equal in value to the current value of the underlying instruments or indices less the margins on deposit.

         Most U.S. futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Risks of Options on Futures Contracts

         In addition to the risks described above for currency and other financial futures contracts, there are several special risks relating to options on futures contracts. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. There is no assurance that a liquid secondary market will exist for any particular contract or at any particular time. The Fund will not purchase options on any futures contract unless and until it believes that the market for such options has developed sufficiently that the risks in connection with such options are not greater than the risks in connection with the futures contracts. Compared to the use of futures contracts, the purchase of options on such futures involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the use of an option on a futures contract would result in a loss to the Fund, even though the use of a futures contract would not, such as when there is no movement in the level of the futures contract.


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                               FOREIGN SECURITIES

--------------------------------------------------------------------------------

         Investment in foreign securities may involve more risk than investment solely in securities of domestic issuers for the following reasons: (1) there may be less public information available about foreign companies than is available about U.S. companies; (2) foreign companies are not generally subject to the uniform accounting, auditing and financial reporting standards and practices applicable to U.S. companies; (3) foreign stock markets have less volume than the U.S. market, and the securities of some foreign companies are less liquid and more volatile than the securities of comparable U.S. companies;
(4) there may be less government regulation of stock exchanges, brokers, listed companies and banks in foreign countries than in the U.S.; (5) the Fund may incur fees on currency exchanges when it changes investments from one country to another; (6) the Fund's foreign investments could be affected by expropriation, confiscatory taxation, nationalization of bank deposits, establishment of exchange controls, political or social instability or diplomatic developments; and (7) fluctuations in foreign exchange rates will affect the value of the Fund's portfolio securities, the value of dividends and interest earned, gains and losses realized on the sale of securities, net investment income and unrealized appreciation or depreciation of investments.


--------------------------------------------------------------------------------
                          FOREIGN CURRENCY TRANSACTIONS

--------------------------------------------------------------------------------


         The Fund may invest in securities of foreign issuers. When the Fund invests in foreign securities they usually will be denominated in foreign currencies and the Fund temporarily may hold funds in foreign currencies. Thus, the value of a Fund share will be affected by changes in exchange rates.

Forward Currency Contracts

         As one way of managing exchange rate risk, the Fund may engage in forward currency exchange contracts (agreements to purchase or sell currencies at a specified price and date). Under the contract, the exchange rate for the transaction (the amount of currency the Fund will deliver or receive when the contract is completed) is fixed when the Fund enters into the contract. The Fund usually will enter into these contracts to stabilize the U.S. dollar value of a security it has agreed to buy or sell. The Fund also may use these contracts to hedge the U.S. dollar value of a security it already owns, particularly if the Fund expects a decrease in the value of the currency in which the foreign security is denominated. Although the Fund will attempt to benefit from using forward contracts, the success of its hedging strategy will depend on Keystone's ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar. The value of the Fund's investments denominated in foreign currencies will depend on the relative strength of those currencies and the U.S. dollar, and the Fund may be affected favorably or unfavorably by changes in the exchange rate or exchange control regulations between foreign currencies and the dollar. Changes in foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Fund.

Currency Futures Contracts

         Currency futures contracts are bilateral agreements under which two parties agree to take or make delivery of a specified amount of a currency at a specified future time for a specified price. Trading of currency futures contracts in the United States is regulated under the Commodity Exchange Act by the CFTC and NFA. Currently the only national futures exchange on which currency futures are traded is the International Monetary Market of the Chicago Mercantile Exchange. Foreign currency futures trading is conducted in the same manner and subject to the same regulations as trading in interest rate and index based futures. The Fund intends to engage in currency futures contracts only for hedging purposes, and not for speculation. The Fund may engage in currency futures contracts for other purposes if authorized to do so by the Board. The hedging strategies which will be used by the Fund in connection with foreign currency futures contracts are similar to those described above for forward foreign currency exchange contracts.

         Currently, currency futures contracts for the British Pound Sterling, Canadian Dollar, Dutch Guilder, Deutsche Mark, Japanese Yen, Mexican Peso, Swiss Franc, and French Franc can be purchased or sold for U.S. dollars through the International Monetary Market. It is expected that futures contracts trading in additional currencies will be authorized. The standard contract sizes are L125,000 for the Pound, 125,000 for the Guilder, Mark and Swiss and French Francs, C$100,000 for the Canadian Dollar, Y12,500,000 for the Yen, and 1,000,000 for the Peso. In contrast to Forward Currency Exchange Contracts which can be traded at any time, only four value dates per year are available, the third Wednesday of March, June, September and December.

Foreign Currency Options Transactions

         Foreign currency options (as opposed to futures) are traded in a variety of currencies in both the United States and Europe. On the Philadelphia Stock Exchange, for example, contracts for half the size of the corresponding futures contracts on the Chicago Board Options Exchange are traded with up to nine months maturity in Marks, Sterling, Yen, Swiss Francs and Canadian Dollars. Options can be exercised at any time during the contract life, and require a deposit subject to normal margin requirements. Since a futures contract must be exercised, the Fund must continually make up the margin balance. As a result, a wrong price move could result in the Fund losing more than the original investment, as it cannot walk away from the futures contract as it can an option contract.

         The Fund will purchase call and put options and sell such options to terminate an existing position. Options on foreign currency are similar to options on stocks except that an option on an interest rate and/or index based futures contract gives the purchaser the right, in return for the premium paid, to purchase or sell foreign currency, rather than to purchase or sell stock, at a specified exercise price at any time during the period of the option.

         The Fund intends to use foreign currency option transactions in connection with hedging strategies.

Purchase of Put Options on Foreign Currencies

         The purchase of protective put options on a foreign currency is analogous to the purchase of protective puts on individual stocks, where an absolute level of protection is sought below which no additional economic loss would be incurred by the Fund. Put options may be purchased to hedge a portfolio of foreign stocks or foreign debt instruments or a position in the foreign currency upon which the put option is based.

Purchase of Call Options on Foreign Currencies

         The purchase of a call option on foreign currency represents a means of obtaining temporary exposure to market appreciation at limited risk. It is analogous to the purchase of a call option on an individual stock, which can be used as a substitute for a position in the stock itself. Depending on the pricing of the option compared to either the foreign currency upon which it is based, or upon the price of the foreign stock or foreign debt instruments, purchase of a call option may be less risky than the ownership of the foreign currency or the foreign securities. The Fund would purchase a call option on a foreign currency to hedge against an increase in the foreign currency or a foreign market advance when the Fund is not fully invested.

         The Fund may employ new investment techniques involving forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currencies in order to take advantage of new techniques in these areas which may be developed from time to time and which are consistent with the Fund's investment objective. The Fund believes that no additional techniques have been identified for employment by the Fund in the foreseeable future other than those described above.

Currency Trading Risks

         Currency exchange trading may involve significant risks. The four major types of risk the Fund faces are exchange rate risk, interest rate risk, credit risk and country risk.

Exchange Rate Risk

         Exchange rate risk results from the movement up and down of foreign currency values in response to shifting market supply and demand. When the Fund buys or sells a foreign currency, an exposure called an open position is created. Until the time that position can be "covered" by selling or buying an equivalent amount of the same currency, the Fund is exposed to the risk that the exchange rate might move against it. Since exchange rate changes can readily move in one direction, a position carried overnight or over a number of days involves greater risk than one carried a few minutes or hours. Techniques such as foreign currency forward and futures contracts and options on foreign currency are intended to be used by the Fund to reduce exchange rate risk.

Maturity Gaps and Interest Rate Risk

         Interest rate risk arises whenever there are mismatches or gaps in the maturity structure of the Fund's foreign exchange currency holdings, which is the total of its outstanding spot and forward or futures contracts.

         Foreign currency transactions often involve borrowing short term and lending longer term to benefit from the normal tendency of interest rates to be higher for longer maturities. However in foreign exchange trading, while the maturity pattern of interest rates for one currency is important, it is the differential between interest rates for two currencies that is decisive.

Credit Risk

         Whenever the Fund enters into a foreign exchange contract, it faces a risk, however small, that the counterparty will not perform under the contract. As a result there is a credit risk, although no extension of "credit" is intended. To limit credit risk, the Fund intends to evaluate the creditworthiness of each other party. The Fund does not intend to trade more than 5% of its net assets under foreign exchange contracts with one party.

         Credit risk exists because the Fund's counterparty may be unable or unwilling to fulfill its contractual obligations as a result of bankruptcy or insolvency or when foreign exchange controls prohibit payment. In any foreign exchange transaction, each party agrees to deliver a certain amount of currency to the other on a particular date. In establishing its hedges a Fund relies on each contract being completed. If the contract is not performed, then the Fund's hedge is eliminated, and the Fund is exposed to any changes in exchange rates since the contract was originated. To put itself in the same position it would have been in had the contract been performed, the Fund must arrange a new transaction. However, the new transaction may have to be arranged at an adverse exchange rate. The trustee for a bankrupt company may elect to perform those contracts which are advantageous to the company but disclaim those contracts which are disadvantageous, resulting in losses to the Fund.

         Another form of credit risk stems from the time zone differences between the U.S. and foreign nations. If the Fund sells sterling it generally must pay pounds to a counterparty earlier in the day than it will be credited with dollars in New York. In the intervening hours, the buyer can go into bankruptcy or can be declared insolvent. Thus, the dollars may never be credited to the Fund.

Country Risk

         At one time or another, virtually every country has interfered with international transactions in its currency. Interference has taken the form of regulation of the local exchange market, restrictions on foreign investment by residents, or limits on inflows of investment funds from abroad. Governments take such measures, for example, to improve control over the domestic banking system, or to influence the pattern of receipts and payments between residents and foreigners. In those cases, restrictions on the exchange market or on international transactions are intended to affect the level or movement of the exchange rate. Occasionally a serious foreign exchange shortage may lead to payments interruptions or debt servicing delays, as well as interference in the exchange market. It has become increasingly difficult to distinguish foreign exchange or credit risk from country risk.

         Changes in regulations or restrictions usually do have an important exchange market impact. Most disruptive are changes in rules which interfere with the normal payments mechanism. If government regulations change and a counterparty is either forbidden to perform or is required to do something extra, then the Fund might be left with an unintended open position or an unintended maturity mismatch. Dealing with such unintended long or short positions could result in unanticipated costs to the Fund.

         Other changes in official regulations influence international investment transactions. If one of the factors affecting the buying or selling of a currency changes, the exchange rate is likely to respond. Changes in such controls often are unpredictable and can create a significant exchange rate response.

         Many major countries have moved toward liberalization of exchange and payments restrictions in recent years or accepted the principle that restrictions should be relaxed. A few industrial countries have moved in the other direction. Important liberalizations were carried out by Switzerland, the United Kingdom and Japan. They dismantled mechanisms for restricting either foreign exchange inflows (Switzerland), outflows (Britain), or elements of both (Japan). By contrast, France and Mexico have recently tightened foreign exchange controls.

         Overall, many exchange markets are still heavily restricted. Several countries limit access to the forward market to companies financing documented export or import transactions in an effort to insulate the market from purely speculative activities. Some of these countries permit local traders to enter into forward contracts with residents but prohibit certain forward transactions with nonresidents. By comparison, other countries have strict controls on exchange transactions by residents, but permit free exchange transactions between local traders and non-residents. A few countries have established tiered markets, funneling commercial transactions through one market and financial transactions through another. Outside the major industrial countries, relatively free foreign exchange markets are rare and controls on foreign currency transactions are extensive.

         Another aspect of country risk has to do with the possibility that the Fund may be dealing with a foreign trader whose home country is facing a payments problem. Even though the foreign trader intends to perform on its foreign exchange contracts, the contracts are tied to other external liabilities the country has incurred. As a result, performance may be delayed, and can result in unanticipated cost to the Fund. This aspect of country risk is a major element in the Fund's credit judgment as to with whom it will deal and in what amounts.